                                                                    Exhibit 10.5

                      THIRD AMENDED AND RESTATED REVOLVING
                                CREDIT AGREEMENT

                         DATED AS OF NOVEMBER 21, 2000,
                 BUT INTENDED TO BE EFFECTIVE NOVEMBER 29, 2000

                                      AMONG

                      THE BORROWERS THAT ARE PARTIES HERETO
                      AND OTHER BORROWERS WHICH MAY BECOME
                           PARTIES TO THIS AGREEMENT,
                       WESTERN PACIFIC HOUSING DEVELOPMENT
                              LIMITED PARTNERSHIP,
                     WESTERN PACIFIC HOUSING DEVELOPMENT II
                              LIMITED PARTNERSHIP,
                                 WPH-PORTER, LLC

                                       AND

                               FLEET NATIONAL BANK

                                       AND

                             OTHER BANKS WHICH ARE A
                             PARTY TO THIS AGREEMENT

                                       AND

                          OTHER BANKS WHICH MAY BECOME
                            PARTIES TO THIS AGREEMENT

                                       AND

                              FLEET NATIONAL BANK,
                            AS ADMINISTRATIVE AGENT,

                      BANK UNITED, AS DOCUMENTATION AGENT,

                     BANK ONE ARIZONA, NATIONAL ASSOCIATION,
                              AS SYNDICATION AGENT

                                       AND

                    FLEETBOSTON ROBERTSON STEPHENS, INC., AS
                                  SOLE ARRANGER

                                TABLE OF CONTENTS

                                                                            PAGE
Section 1 DEFINITIONS AND RULES OF INTERPRETATION ............................3

         Section 1.1 Definitions .............................................3

         Section 1.2 Rules of Interpretation ................................25

Section 2 THE REVOLVING CREDIT FACILITY .....................................26

         Section 2.1 Commitment to Lend .....................................26

         Section 2.2 Facility Fee ...........................................27

         Section 2.3 Optional Reduction of Commitments ......................27

         Section 2.4 Notes ..................................................27

         Section 2.5 Interest on Loans.......................................28

         Section 2.6 Requests for Loans......................................29

         Section 2.7 Funds for Loans.........................................29

         Section 2.8 Letters of Credit.......................................30

         Section 2.9 Extension of Maturity Date..............................32

Section 3 REPAYMENT OF THE LOANS.............................................33

         Section 3.1 Stated Maturity.........................................33

         Section 3.2 Mandatory Prepayments...................................33

         Section 3.3 Optional Prepayments....................................34

         Section 3.4 Application of Prepayments..............................34

         Section 3.5 Effect of Prepayments...................................34

Section 4.CERTAIN GENERAL PROVISIONS.........................................34

         Section 4.1 Conversion Options......................................34

         Section 4.2 Closing Fees............................................35

         Section 4.3 Agent's Administrative Fee..............................35

         Section 4.4 Funds for Payments......................................35

         Section 4.5 Computations............................................36

         Section 4.6 Inability to Determine Eurodollar Rate..................36

         Section 4.7 Illegality..............................................36

         Section 4.8 Applicability of Eurocurrency Reserve Rate..............37

         Section 4.9 Additional Costs, Etc...................................37

         Section 4.10 Capital Adequacy.......................................38

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE
         Section 4.11 Indemnity of Borrowers.................................39

         Section 4.12 Interest on Overdue Amounts; Late Charge...............39

         Section 4.13 Certificate............................................39

         Section 4.14 Limitation on Interest.................................39

Section 5 COLLATERAL SECURITY AND GUARANTY...................................40

         Section 5.1 Collateral..............................................40

         Section 5.2 Appraisals; Adjusted Value..............................40

         Section 5.3 Additional Collateral...................................41

         Section 5.4 Releases of Liens.......................................42

Section 6 REPRESENTATIONS AND WARRANTIES.....................................43

         Section 6.1 Corporate Authority, Etc................................43

         Section 6.2 Governmental Approvals..................................44

         Section 6.3 Title to Properties; Leases.............................44

         Section 6.4 Financial Statements....................................44

         Section 6.5 No Material Changes.....................................45

         Section 6.6 Franchises, Patents, Copyrights, Etc....................45

         Section 6.7 Litigation..............................................45

         Section 6.8 No Materially Adverse Contracts, Etc....................45

         Section 6.9 Compliance with Other Instruments, Laws, Etc............46

         Section 6.10 Tax Status.............................................46

         Section 6.11 No Event of Default....................................46

         Section 6.12 Holding Company and Investment Company Acts............46

         Section 6.13 Absence of UCC Financing Statements, Etc...............46

         Section 6.14 Setoff, Etc............................................47

         Section 6.15 Certain Transactions...................................47

         Section 6.16 Employee Benefit Plans.................................47

         Section 6.17 ERISA Taxes............................................47

         Section 6.18 Plan Payments..........................................48

         Section 6.19 Regulations U and X....................................48

         Section 6.20 Environmental Compliance...............................48

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
         Section 6.21 WPH Subsidiaries.......................................50

         Section 6.22 Loan Documents.........................................50

         Section 6.23 Property...............................................50

         Section 6.24 Brokers................................................50

         Section 6.25 Partners and Members...................................50

         Section 6.26 Options to Acquire; Restrictions on Development........51

         Section 6.27 Transaction in Best Interests of Borrower;
                      Consideration..........................................51

         Section 6.28 No Fraudulent Intent...................................51

         Section 6.29 Solvency...............................................52

         Section 6.30 No Bankruptcy Filing...................................52

         Section 6.31 Other Debt.............................................52

         Section 6.32 Compliance with Partnership and Operating Agreements...52

         Section 6.33 Default under Partnership and Operating Agreements.....52

         Section 6.34 Restrictions...........................................53

         Section 6.35 Entitled Land..........................................53

         Section 6.36 Tentative Tract Maps...................................53

Section 7 AFFIRMATIVE COVENANTS OF THE BORROWERS AND GUARANTORS..............53

         Section 7.1 Punctual Payment........................................53

         Section 7.2 Maintenance of Office...................................53

         Section 7.3 Records and Accounts....................................53

         Section 7.4 Financial Statements, Certificates and Information......54

         Section 7.5 Notices.................................................56

         Section 7.6 Existence; Maintenance of Properties....................57

         Section 7.7 Insurance...............................................57

         Section 7.8 Taxes...................................................62

         Section 7.9 Inspection of Properties and Books......................62

         Section 7.10 Compliance with Laws, Contracts, Licenses,
                      and Permits............................................63

         Section 7.11 Use of Proceeds........................................63

         Section 7.12 Further Assurances.....................................63

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
         Section 7.13 ERISA Compliance.......................................63

         Section 7.14 Business Operations....................................64

         Section 7.15 More Restrictive Agreements............................64

         Section 7.16 Plan Assets, Etc.......................................64

         Section 7.17 Borrowing Base Assets..................................65

         Section 7.18 Distribution of Income to the Guarantors...............65

         Section 7.19 Formation of WPH Subsidiaries..........................65

         Section 7.20 Condemnation...........................................66

         Section 7.21 Sources of Capital.....................................67

Section 8 CERTAIN NEGATIVE COVENANTS OF THE BORROWERS AND GUARANTORS.........67

         Section 8.1 Restrictions on Indebtedness............................67

         Section 8.2 Restrictions on Liens, Etc..............................69

         Section 8.3 Restrictions on Investments.............................70

         Section 8.4 Merger, Consolidation...................................72

         Section 8.5 Sale and Leaseback......................................72

         Section 8.6 Compliance with Environmental Laws......................72

         Section 8.7 Distributions...........................................74

         Section 8.8 Asset Sales.............................................74

         Section 8.9 Restriction on Prepayment of Indebtedness and
                     Subordinate Debt........................................74

         Section 8.10 Restrictions on Inventory..............................74

         Section 8.11 Transfers..............................................75

         Section 8.12 Unrelated Business.....................................75

         Section 8.13 Transactions with Affiliates and Officers..............75

Section 9 FINANCIAL COVENANTS OF THE BORROWERS AND THE GUARANTORS............76

         Section 9.1 Interest Coverage.......................................76

         Section 9.2 Liabilities to Worth Ratio..............................76

         Section 9.3 Borrowing Base..........................................76

         Section 9.4 Tangible Net Worth......................................76

         Section 9.5 Net Working Capital.....................................77

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
Section 10 CLOSING CONDITIONS................................................77

         Section 10.1 Loan Documents.........................................77

         Section 10.2 Certified Copies of Organizational Documents...........77

         Section 10.3 Bylaws; Resolutions....................................77

         Section 10.4 Incumbency Certificate; Authorized Signers.............77

         Section 10.5 Opinion of Counsel.....................................78

         Section 10.6 Payment of Fees........................................78

         Section 10.7 Insurance..............................................78

         Section 10.8 Performance; No Default................................78

         Section 10.9 Representations and Warranties.........................78

         Section 10.10 Proceedings and Documents.............................78

         Section 10.11 Project Qualification Documents.......................78

         Section 10.12 Compliance Certificate................................78

         Section 10.13 Consents..............................................78

         Section 10.14 Other Documents.......................................79

         Section 10.15 No Condemnation/Taking................................79

         Section 10.16 Endorsements to Title Policy..........................79

         Section 10.17 Subordinate Debt......................................79

         Section 10.18 Other.................................................79

Section 11 CONDITIONS TO ALL BORROWINGS......................................79

         Section 11.1 Prior Conditions Satisfied.............................79

         Section 11.2 Representations True; No Default.......................80

         Section 11.3 No Legal Impediment....................................80

         Section 11.4 Governmental Regulation................................80

         Section 11.5 Proceedings and Documents..............................80

         Section 11.6 Borrowing Documents....................................80

         Section 11.7 Endorsement to Title Policy............................80

         Section 11.8 Future Advances Tax Payment............................81

Section 12 EVENTS OF DEFAULT; ACCELERATION; ETC..............................81

         Section 12.1 Events of Default and Acceleration.....................81

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
         Section 12.2 Termination of Commitments.............................85

         Section 12.3 Remedies...............................................85

         Section 12.4 Distribution of Collateral Proceeds....................86

Section 13 SETOFF............................................................86

Section 14 THE AGENT.........................................................87

         Section 14.1 Authorization..........................................87

         Section 14.2 Employees and Agents...................................87

         Section 14.3 No Liability...........................................87

         Section 14.4 No Representations.....................................88

         Section 14.5 Payments...............................................88

         Section 14.6 Holders of Notes.......................................89

         Section 14.7 Indemnity..............................................89

         Section 14.8 Agent as Bank..........................................89

         Section 14.9 Resignation............................................90

         Section 14.10 Duties in the Case of Enforcement.....................90

Section 15 EXPENSES..........................................................90

Section 16 INDEMNIFICATION...................................................91

Section 17 SURVIVAL OF COVENANTS, ETC........................................92

Section 18 ASSIGNMENT AND PARTICIPATION......................................92

         Section 18.1 Conditions to Assignment by Banks......................93

         Section 18.2 Register...............................................93

         Section 18.3 New Notes..............................................94

         Section 18.4 Participations.........................................94

         Section 18.5 Pledge by Bank.........................................94

         Section 18.6 No Assignment by Borrowers.............................94

         Section 18.7 Cooperation; Disclosure................................94

Section 19 NOTICES...........................................................95

Section 20 RELATIONSHIP......................................................96

Section 21 GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE................96

Section 22 HEADINGS..........................................................96

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE
Section 23 COUNTERPARTS......................................................96

Section 24 ENTIRE AGREEMENT, ETC.............................................97

Section 25 WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS....................97

Section 26 DEALINGS WITH THE BORROWERS AND GUARANTORS........................97

Section 27 CONSENTS, AMENDMENTS, WAIVERS, ETC................................97

Section 28 SEVERABILITY......................................................98

Section 29 NO UNWRITTEN AGREEMENTS...........................................98

Section 30 REPLACEMENT OF NOTES..............................................99

Section 31 TIME OF THE ESSENCE...............................................99

Section 32 RIGHTS OF THIRD PARTIES...........................................99

Section 33 JOINT AND SEVERAL OBLIGATIONS.....................................99

Section 34 PAYMENT TO PREVAILING PARTY.......................................99

EXHIBITS

EXHIBIT A          FORM OF NOTE
EXHIBIT B          FORM OF REQUEST FOR LOAN
EXHIBIT C          FORM OF LETTER OF CREDIT REQUEST
EXHIBIT D          FORM OF REQUEST FOR EXTENSION OF MATURITY DATE
EXHIBIT E          FORM OF COMPLIANCE CERTIFICATE
EXHIBIT F          EXAMPLE OF COMPUTATION OF BORROWING BASE
EXHIBIT G          FORM OF JOINDER AGREEMENT
EXHIBIT H          JOINT BORROWER PROVISIONS
EXHIBIT I          [INTENTIONALLY OMITTED]
EXHIBIT J          FORM OF INDEMNITY AGREEMENT
EXHIBIT K          FORM OF SECURITY DEED


SCHEDULES

SCHEDULE 1.0       EXISTING INDEMNITY AGREEMENTS, JOINDER AGREEMENTS AND
                   SECURITY DEEDS
SCHEDULE 1.1 ALLOWED VENTURE FINANCING, PARTICIPATING EQUITY LOANS AND CAPITALIZATION LOANS
SCHEDULE 1.3       BANKS AND COMMITMENTS

                                TABLE OF CONTENTS
                                   (continued)

SCHEDULE 1.5       PROJECT QUALIFICATION DOCUMENTS
SCHEDULE 1.7       BONDING OBLIGATIONS
SCHEDULE 6.3       TITLE TO PROPERTIES; LEASES
SCHEDULE 6.7       LITIGATION
SCHEDULE 6.13      FINANCING STATEMENTS
SCHEDULE 6.15      TRANSACTIONS OF AFFILIATES
SCHEDULE 6.17      ERISA MATTERS
SCHEDULE 6.21      WPH SUBSIDIARIES
SCHEDULE 6.26      RIGHT OF FIRST REFUSALS, PURCHASE OPTIONS, ETC.
SCHEDULE 8.2       EXISTING LIENS

              THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

         THIS THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of the 21st day of November, 2000, but intended to be effective November 29, 2000, by and among each of the BORROWERS which are a party hereto and each other Borrower, as hereinafter defined, which may become a party hereto (hereinafter referred to collectively as the "Borrowers"), WESTERN PACIFIC HOUSING DEVELOPMENT LIMITED PARTNERSHIP, a California limited partnership ("WPHD"), WESTERN PACIFIC HOUSING DEVELOPMENT II LIMITED PARTNERSHIP, a California limited partnership ("WPHD II"), WPH-PORTER, LLC, a Delaware limited liability company ("Porter"), FLEET NATIONAL BANK, BANK UNITED, U.S. BANK, CALIFORNIA BANK & TRUST, KEYBANK, NATIONAL ASSOCIATION, BANK ONE ARIZONA, NATIONAL ASSOCIATION, HELLER FINANCIAL, INC., CENTRAL PACIFIC BANK, and the other lending institutions which may become parties hereto pursuant to Section 18 (the "Banks"), and FLEET NATIONAL BANK, as Administrative Agent for the Banks (the "Agent"), BANK UNITED, as Documentation Agent for the Banks, BANK ONE ARIZONA, NATIONAL ASSOCIATION, as Syndication Agent for the Banks and FLEETBOSTON ROBERTSON STEPHENS, INC., as Sole Arranger.

                                    RECITALS

         WHEREAS, certain of the Borrowers, WPHD, WPHD II, the Banks and the Agent entered into that certain Revolving Credit Agreement dated as of September 11, 1998, as amended by that certain First Amendment to Revolving Credit Agreement dated as of December 18, 1998 (as amended the "Original Credit Agreement"), pursuant to which the Banks agreed to make a $75,000,000.00 revolving credit facility available to the Borrowers; and

         WHEREAS, certain of the Borrowers, the Banks, Agent, WPHD, WPHD II and Porter entered in that certain First Amended and Restated Revolving Credit Agreement dated as of June 30, 1999 (the "First Amended Credit Agreement") in order to amend and restate the Original Credit Agreement in its entirety and increase the amount of the revolving credit facility to $125,000,000.00; and

         WHEREAS, certain of the Borrowers, the Banks, Agent, WPHD, WPHD II and Porter entered in that certain Second Amended and Restated Revolving Credit Agreement dated as of July 28, 2000, as amended by that certain First Amendment to Second Amended and Restated Revolving Credit Agreement dated as of August 15, 2000 (as amended, the "Second Amended Credit Agreement") in order to amend and restate the First Amended Credit Agreement in its entirety and increase the amount of the revolving credit facility to $174,000,000.00; and

         WHEREAS, the parties desire to enter into this Agreement in order to amend and restate the Second Amended Credit Agreement in its entirety;

         NOW, THEREFORE, in consideration of the recitals herein and the mutual covenants contained herein, the parties hereto hereby agree as follows:

         Section 1. DEFINITIONS AND RULES OF INTERPRETATION

         Section 1.1 DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Agreement referred to below:

                  ADJUSTED TANGIBLE NET WORTH. At any time, an amount equal to the sum of WPHD's Consolidated Tangible Net Worth less the aggregate amount of WPHD's direct or indirect investments in Unrestricted Subsidiaries, including, without limitation, Capitalization Loans and other loans and advances made to such Unrestricted Subsidiaries.

                  ADJUSTED TOTAL LIABILITIES. At any time, an amount equal to the sum of (i) the Combined WPH Entity's Consolidated Total Liabilities, LESS
(ii) the aggregate Indebtedness of the Unrestricted Subsidiaries, including without limitation, the Allowed Venture Financing and the Participating Equity Loans, LESS (iii) Cash Available held by WPHD and the Borrowers, on a consolidated basis, LESS (iv) the outstanding principal amount of the Subordinate Debt, PLUS (v) the aggregate amount of any payment guaranties made by WPHD with respect to the aggregate Indebtedness of the Unrestricted Subsidiaries described above in this definition.

                  ADJUSTED VALUE.  See Section 5.2(b).

                  AFFILIATES. As applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interests, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of (i) a general partnership interest, (ii) a managing member's interest in a limited liability company or
(iii) a limited partnership interest or preferred stock (or other ownership interest) representing ten percent (10%) or more of the outstanding limited or general partnership interests, preferred stock or other ownership interests of such Person.

                  AFTER-TAX EQUIVALENT INCOME. With respect to any Person for any period, the product obtained by multiplying the Net Income of such Person for such period by sixty percent (60%).

                  AGENT. FNB, acting as Administrative Agent for the Banks, its successors and assigns.

                  AGENT'S OFFICE. The Agent's head office located at 100 Federal Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrower and the Banks.

                  AGENT'S SPECIAL COUNSEL. Long Aldridge & Norman LLP or such other counsel as may be approved by the Agent.

                  AGREEMENT. This Third Amended and Restated Revolving Credit Agreement, including the SCHEDULES and EXHIBITS hereto.

                  AGREEMENT REGARDING FEES. See Section 4.2.

                  ALLOWED PROJECT STANDARDS. With respect to each Project, the requirements of the Agent and the Banks that (i) the number of Homes in each Project be less than 300; (ii) the total amount in the Project Budget for each Project for land acquisition and lot development costs be less than $30,000,000.00; and (iii) the average base sales price of a Home in each Project be less than $800,000.00.

                  ALLOWED VENTURE FINANCING. Senior secured financing obtained by an Unrestricted Subsidiary from a third party lender in a principal amount, with a stated rate of interest and with other terms mutually satisfactory to such Unrestricted Subsidiary and in a form and containing standard terms approved by Agent, which approval shall be deemed to have been given by Agent for all subsequent such loans if the documentation used for such loans is substantially similar to the approved documentation used in the currently existing loans. The outstanding Allowed Venture Financing as of the Closing Date is described on SCHEDULE 1.1 hereto.

                  AP LHI. AP LHI, Inc., a California corporation, the managing general partner of WPHD II.

                  APOLLO. Apollo Real Estate Investment Fund, L.P., a Delaware limited partnership.

                  APPRAISAL. An MAI appraisal of the value of a Project, determined on a fair value basis, performed by an independent appraiser selected by the Agent who is not an employee of the Borrowers, the Agent or a Bank, the form and substance of such appraisal and the identity of the appraiser to be in accordance with regulatory laws and policies (both regulatory and internal) applicable to the Banks and otherwise acceptable to the Agent.

                  APPRAISED VALUE. The fair market value of a Project determined by the most recent Appraisal of such Project obtained pursuant to Section 5.2 subject, however, to such changes or adjustments to the value determined thereby as may be required by the appraisal department of the Agent in its good faith business judgment.

                  AP WESTERN. AP Western GP Corp., a Delaware corporation, a general partner of WPHD II and a managing member of Porter.

                  AP WP. AP WP Partners, L.P., a Delaware limited partnership, a general partner of WPHD.

                  AUTHORIZED OFFICER. The Chairman, President, Chief Financial Officer, Vice President of Finance or Treasurer of the managing general partner or administrative manager member of a Borrower, Guarantor or an Unrestricted Subsidiary or the Chairman, President or Chief Financial Officer of LAMCO.

                  BALANCE SHEET DATE. June 30, 2000.

                  BANKS. FNB, the other banks a party hereto, and any other Person who becomes an assignee of any rights of a Bank pursuant to Section 18.

                  BASE RATE. The greater of (a) the annual rate of interest announced from time to time by FNB at its head office in Boston, Massachusetts as its "base rate" or (b) one-half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective.

                  BASE RATE LOANS. Those Loans bearing interest calculated by reference to the Base Rate.

                  BLACKACRE. Blackacre WPH, LLC, a Delaware limited liability company.

                  BONDING OBLIGATIONS. The potential monetary liability of the Borrowers, the Guarantors or the Unrestricted Subsidiaries with respect to completion bonds, letters of credit or other similar instruments that are required by insurance companies that issue completion bonds, cities, counties, the California Department of Real Estate, sellers of Land or other governmental agencies in connection with the development of Land, the creation of residential communities and the construction of subdivisions of Homes, the terms of which shall be substantially similar to the currently existing Bonding Obligations described on SCHEDULE 1.7 attached hereto or otherwise specifically required by a governmental agency.

                  BORROWER. Each general partnership, limited partnership, limited liability company or other entity meeting all of the following criteria:
(i) WPHD directly or indirectly holds a ninety-nine percent (99%) interest therein; (ii) LAMCO and, under certain circumstances specified in the applicable partnership or operating agreement which permit joint control with the managing general partner or administrative managing member, AP Western (or an Affiliate of any thereof) has control over all major and day-to-day decisions with respect to the operation of such entity; (iii) prior to the Schuler Merger, such entity's accounts are or will be consolidated with the accounts of WPHD in WPHD's consolidated financial statements according to generally accepted accounting principles, and from and after the consummation of the Schuler Merger, such entity's accounts will be consolidated with the accounts of Parent, in Parent's consolidated financial statements according to generally accepted accounting principles; (iv) such entity shall have no Indebtedness except as permitted by Section 8.1 (a), (b),
(c), (d), (e), (l), (m), (n), (o) and (p); and (v) all or any portion of the assets owned by such entity are to be included in the Borrowing Base Assets. The Borrowers as of the Closing Date are signatories hereto.

                  BORROWING BASE. At any time, the Borrowing Base for the Borrowers shall be an amount equal to the sum of:

                  (a) fifty percent (50%) of the lesser of (i) the undepreciated cost of the Land Under Development and (ii) the Adjusted Value of the Land Under Development less the development costs necessary to complete same;

                  (b) seventy percent (70%) of the lesser of (i) the undepreciated cost of the Unsold Lots and (ii) the Adjusted Value of the Unsold Lots less the development costs necessary to complete same;

                  (c) eighty (80%) of the undepreciated cost of the Unsold Work In Progress; and

                  (d) ninety percent (90%) of the undepreciated cost of the Sold Homes Under Construction;

provided, however, that (i) for the period from April 1 through and including September 30 of each year, no more than sixty-five percent (65%) of the Borrowing Base shall be comprised of Land Under Development and/or Unsold Lots, PROVIDED, however, that such percentage shall be reduced to fifty percent (50%) during the remaining months of each year; (ii) the value of Unentitled Land shall not be included in the Borrowing Base; (iii) the value of Borrowing Base Assets encumbered to secure Indebtedness permitted pursuant to Section 8.1(i),
(j) and (m) shall not be included in the Borrowing Base; and (iv) up to $10,000,000.00 of (a) and (b) jointly above may include Entitled Land which would otherwise constitute Land Under Development or Unsold Lots but for the fact that development was not initiated thereon until after twelve (12) months after the acquisition date of same or because such development, once initiated, failed to actively continue in the ordinary course thereof or because such development failed to become Sold Homes Under Construction or Unsold Work in Progress within thirty (30) months after the acquisition date of same. Prior to inclusion of any Project under subparagraph (iv) of the immediately preceding sentence, such Project may be appraised at the Borrower's cost under Section 5.2(c). A form showing the computation of the Borrowing Base as of a Quarterly Measurement Date is set forth on EXHIBIT F hereto. The Borrowing Base must satisfy the conditions of Section 7.17 at all times.

                  BORROWING BASE ASSETS. Collectively, the Land Under Development, Unsold Lots, Unsold Work In Progress and Sold Homes Under Construction.

                  BT. Bankers Trust Company, a New York banking corporation.

                  BUDGET. The annual budget of Combined WPH Entity and its Subsidiaries, which Budget shall be a detailed estimate of projected income, cash flow, land development costs and other capital expenditures of Combined WPH Entity and its Subsidiaries for each quarter of the calendar year in question, and the projected cash flows and net income for such year. Each Budget shall be a reasonable estimate of Combined WPH Entity of the income and expenditures for Combined WPH Entity and its Subsidiaries for the period covered thereby and shall be prepared by Combined WPH Entity in good faith and in accordance with sound accrual basis accounting practices applied on a consistent basis.

                  BUSINESS DAY. Any day on which banking institutions in Boston, Massachusetts are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, which also is a Eurodollar Business Day.

                  CAPITALIZATION LOAN. A loan from WPHD, as lender, to WPHD II or Porter, as borrower, for contribution to an Unrestricted Subsidiary, in a principal amount, with a stated rate of interest and with other terms mutually satisfactory to WPHD and WPHD II or Porter, as applicable, and in a form and containing standard terms approved by Agent, which approval shall be deemed to have been given by Agent for all subsequent such loans if the documentation used for such loans is substantially similar to the approved documentation used in the currently existing loans. For purposes of this definition, Capitalization Loans shall include loans otherwise meeting this definition, but which were originated by an Affiliate of WPHD as the lender and subsequently assigned to WPHD on or before the Closing Date. The outstanding Capitalization Loans as of the Closing Date are described on SCHEDULE 1.1 hereto.

                  CAPITALIZED LEASE. A lease under which a Person is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles.

                  CASH AVAILABLE. As of the end of any fiscal quarter, the amount of cash and other Investments of any Person of the type described in
Section 8.3(a) through (g).

                  CERCLA. See Section 6.20.

                  CHANGE OF CONTROL. A Change of Control shall be deemed to occur upon the occurrence of any of the following events: (a) there shall occur any Transfer of forty (40%) percent or more of the interests (whether of voting or ownership interests) in any of the Guarantors; (b) there shall occur any Transfer of any Controlling Interests in any Borrower, WPHI, LAMCO, AP WP, AP LHI, AP Western or in any direct or indirect general partner or managing member of WPHD, WPHD II or Porter; (c) the addition of a new general partner or managing member, as applicable, to AP WP or any of the Guarantors or Borrowers; or (d) prior to the Schuler Merger, Eugene S. Rosenfeld shall cease to be the most senior managing officer of the Combined WPH Entity and a competent and experienced successor to such person shall not be approved by the Majority Banks within ninety (90) days of such event, such approval not to be unreasonably withheld.

                  Notwithstanding the foregoing, the following Transfers shall not be deemed a Change in Control, PROVIDED (i) the Agent receives prior written notice of such Transfer; (ii) the Transfer is permitted by the applicable limited partnership agreement or operating agreement of the entity the interests in which are being Transferred; and (iii) at the time of such Transfer there shall exist no Default or Event of Default:

                  (a) a Transfer by a general partner, managing member or a shareholder of LAMCO, AP WP, AP Western, AP LHI, WPHI, a Borrower, a Guarantor or an Unrestricted Subsidiary of its entire direct interest in such Person to another general partner, managing member or a shareholder of such same Person or to a Related Party of such transferring general partner, managing member or shareholder, or, concurrently with or after the consummation of the Schuler Merger, to Parent, and a subsequent Transfer of such interest by any such Related Party or Parent to such transferring general partner, managing member or shareholder or to Parent or another Related Party of such transferring general partner, managing member or shareholder;

                  (b) a Transfer of all or any portion of the direct, indirect, beneficial or other interests in a general partner, managing member or a shareholder of LAMCO, AP WP, AP Western, AP LHI, WPHI, a Borrower, a Guarantor or an Unrestricted Subsidiary to another general partner, managing member or a shareholder of such same Person or to a Related Party of the general partner, managing member or shareholder the interests in which are being transferred or, concurrently with or after the consummation of the Schuler Merger, to Parent, and a subsequent Transfer of such interests by any such Related Party or Parent to the general partner, managing member or shareholder the interests in which are being transferred, or to Parent or to another Related Party of the general partner, managing member or shareholder the interests in which are being transferred;

                  (c) a Transfer by a limited partner or a non-managing member of a Borrower, Guarantor or an Unrestricted Subsidiary of all or any portion of its direct interest in such Person to a Related Party of such transferring limited partner or non-managing member or, concurrently with or after the consummation of the Schuler Merger, to Parent, and a subsequent Transfer of such interest by any such Related Party or Parent to such transferring limited partner or non-managing member or to Parent or another Related Party of such transferring limited partner or non-managing member or to Parent;

                  (d) a Transfer of all or any portion of the direct, indirect, beneficial or other interests in Apollo or Blackacre to any third party (whether or not a Related Party);

                  (e) a Transfer of all or any portion of the direct, indirect, beneficial or other interests in Highridge to any family member, family trust or family partnership of any existing holder of any of the beneficial interests in Highridge or as part of an employee incentive program;

                  (f) a Transfer by Apollo of its direct interest in WPHD, WPHD II or Porter to any Person (whether or not a Related Party), but in no event shall Apollo be permitted to transfer in the aggregate more than a twenty percent (20%) interest in any such entity;

                  (g) a Transfer by Apollo or Highridge of its respective entire direct interest in WPHD, WPHD II or Porter to the other of such Persons;

                  (h) provided each occurs concurrently with or after the consummation of the Schuler Merger, the following transfers:

                           (i) any Transfers of the shares or other ownership interests in LAMCO, WPHI, AP LHI, AP WP and/or AP Western necessary to consummate the merger of such entities into a single entity;

                           (ii) a transfer of all of the limited partner interests in WPHD and WPHD II and of the non-managing member interests in Porter by Highridge, Apollo and Blackacre to Parent;

                           (iii) a Transfer of all of the shares or other ownership interests in LAMCO, AP LHI, WPHI and AP Western and all of the partnership interests in AP WP to Parent;

                           (iv) the withdrawal by AP LHI as managing general partner of WPHD II and the substitution of LAMCO therefor as managing general partner and the subsequent dissolution of AP LHI; and

                           (v) a Transfer of the general partner interests of AP WP in WPHD to AP Western and the subsequent dissolution of AP WP.

                  CLOSING DATE. The first date on which all of the conditions set forth in Section 10 and Section 11 have been satisfied.

                  CODE. The Internal Revenue Code of 1986, as amended.

                  COLLATERAL. All of (a) the property, rights and interests of the Borrower and the Guarantors which are subject to the security interests, liens and mortgages created by the Security Documents, and (b) the Guaranty.

                  COMBINED WPH ENTITY. WPHD, WPHD II and Porter, collectively.

                  COMMITMENT. With respect to each Bank, the amount set forth on
SCHEDULE 1.3 hereto as the amount of such Bank's Commitment to make or maintain Loans to the Borrowers or purchase participations in Letters of Credit issued by the Issuing Bank for the account of the Borrowers.

                  COMMITMENT PERCENTAGE. With respect to each Bank, the percentage set forth on SCHEDULE 1.3 hereto as such Bank's percentage of the aggregate Commitments of all of the Banks.

                  COMPLIANCE CERTIFICATE. See Section 7.4(d).

                  CONSOLIDATED or COMBINED. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, consolidated or combined in accordance with generally accepted accounting principles.

                  CONSOLIDATED TANGIBLE NET WORTH. The amount by which Consolidated Total Assets exceeds Consolidated Total Liabilities less, to the extent included in Consolidated Total Assets, the sum of:

                  (a) the total book value of all assets of a Person and its Subsidiaries properly classified as intangible assets under generally accepted accounting principles, including such items as good will, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing (excluding unamortized loan fees); PLUS

                  (b) all amounts representing any write-up in the book value of any assets of a Person and its Subsidiaries resulting from a revaluation thereof subsequent to the Balance Sheet Date.

                  CONSOLIDATED TOTAL ASSETS. All assets of a Person and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles. All real estate assets held for development or sale shall be valued on an undepreciated cost basis. The assets of a Person and its Subsidiaries on the consolidated financial statements of a Person and its Subsidiaries shall be adjusted to reflect such Person's allocable share of such asset, for the relevant period or as of the date of determination, taking into account (a) the relative proportion of each such item derived from assets directly owned by such Person and from assets owned by its respective Subsidiaries, and (b) such Person's respective ownership interest in its Subsidiaries.

                  CONSOLIDATED TOTAL LIABILITIES. All liabilities of a Person and its Subsidiaries and their allocable share of liabilities of their respective Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

                  CONTRIBUTION AGREEMENT. Collectively, those certain Contribution Agreements, one dated as of April 30, 1998, and one dated July 7, 1998, by and among Apollo, Blackacre and Highridge in favor of WPHD.

                  CONTROLLING INTERESTS. With respect to any entity, (i) voting or ownership interests or both totalling in excess of fifty percent (50%) of the voting or ownership interests in such entity, or (ii) such interests in such entity which afford control over day-to-day operations of such entity.

                  DEFAULT. See Section 12.1.

                  DISTRIBUTION. With respect to any Person, the declaration or payment of any cash, cash flow, dividend or distribution on or in respect of any shares of any class of capital stock, partner's interest, member's interest or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement of any shares of any class of capital stock, partner's interest, member's interest or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by a Person to its shareholders, partners, members or other beneficial owners as such; or any other distribution on or in respect of any shares of any class of capital stock, partner's interest, member's interest or other beneficial interest of such Person.

                  DOLLARS or $. Dollars in lawful currency of the United States of America.

                  DOMESTIC LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1.3 hereto; thereafter, such other office of such Bank, if any, located within the United States that will be making or maintaining Base Rate Loans.

                  DRAWDOWN DATE. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted to a Loan of the other Type.

                  EBITDA. With respect to any Person (or any asset of any Person) for any period, an amount equal to the sum of (a) the Net Income of such Person (or attributable to such asset) for such period PLUS (b) depreciation and amortization, Interest Expense and any taxes deducted in calculating Net Income, and any extraordinary or non-recurring losses deducted in calculating such Net Income MINUS (c) any extraordinary or nonrecurring gains included in calculating such Net Income. The EBITDA of a Person shall be adjusted to reflect the Person's allocable share of such amounts from any Person (or asset of any Person) the accounts of which are not consolidated with the financial statements of the first Person in accordance with generally accepted accounting principles, but only to the extent that such amounts could have been paid to such Person. Consolidated EBITDA of the Combined WPH Entity and its Subsidiaries shall be net of the following deductions: (a) the allocable share of each of the holders of the Participating Equity Loans in the Net Income of the Unrestricted Subsidiaries, and (b) the principal and interest payments paid or accrued on the Participating Equity Loans.

                  EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of Section 3(3) of ERISA maintained or contributed to by any Borrower or Guarantor or any ERISA Affiliate thereof, other than a Multiemployer Plan.

                  ENTITLED LAND. Land owned by a Borrower (a) that is encumbered by a Security Deed in favor of the Agent, (b) that is suitable for the development of Homes, (c) which the applicable Borrower intends to develop for the sale of lots or Homes and (d) with respect to which preliminary approval and entitlement from required federal, state and local governmental authorities and agencies of a tentative map, a preliminary development plan or other plan required by applicable law in accordance with the provisions of all applicable federal, state and local law has been obtained such that in each instance such Borrower has the right to develop such Land for Homes substantially in accordance with the intentions of such Borrower.

                  ENVIRONMENTAL ENGINEER. A firm of independent professional engineers or other scientists generally recognized as expert in the detection, analysis and remediation of the Hazardous Substances and related environmental matters and reasonably acceptable to the Agent.

                  ENVIRONMENTAL LAWS.  See Section 6.20(a).

                  EQUITY OFFERING. The issuance and sale by any Guarantor subsequent to the date of this Agreement of any partnership interests or equity securities of such Guarantor to investors other than the then current partners or equity holders.

                  ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

                  ERISA AFFILIATE. Any Person which is treated as a single employer with a Borrower or a Guarantor under Section 414 of the Code.

                  ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

                  EUROCURRENCY RESERVE RATE. For any day with respect to a Eurodollar Rate Loan, the maximum rate (expressed as a decimal) at which any Bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

                  EURODOLLAR BUSINESS DAY. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in the London interbank market.

                  EURODOLLAR LENDING OFFICE. Initially, the office of each Bank designated as such in SCHEDULE 1.3 hereto; thereafter, such other office of such Bank, if any, that shall be making or maintaining Eurodollar Rate Loans.

                  EURODOLLAR RATE. For each day during any period with respect to a Eurodollar Rate Loan, the rate per annum equal to the quotient (rounded upwards to the nearest 1/16th of one percent) of (a) the rate per annum as determined by the Reference Bank's Eurodollar Lending Office to be the rate at which Dollar deposits are offered to prime banks by such banks in the London Interbank Market as selected by the Reference Bank in its sole discretion at approximately 11:00 a.m. London time on such day for delivery two (2) Eurodollar Business Days thereafter for a period of one month and in an amount comparable to the amount of the Eurodollar Rate Loan divided by (b) a number equal to 1.00 minus the Eurocurrency Reserve Rate, to the extent the Eurocurrency Reserve Rate is applicable. Any change in the Eurodollar Rate shall become effective as of the opening of business on the day on which such change in the Eurodollar Rate becomes effective.

                  EURODOLLAR RATE LOANS. Loans bearing interest calculated by reference to the Eurodollar Rate.

                  EVENT OF DEFAULT. See Section 12.1

                  FEDERAL FUNDS EFFECTIVE RATE. For each day during any period with respect to a Base Rate Loan, the rate per annum equal to the weighted average of the rates on Federal funds transactions for a period of one month with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three
(3) Federal funds brokers of recognized standing selected by the Agent. Any change in the Federal Funds Effective Rate shall become effective as of the opening of business on the day on which such change in the Federal Funds Effective Rate becomes effective.

                  FNB. Fleet National Bank, a national banking association.

                  GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. Principles that are
(a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Combined WPH Entity adopting the same principles; PROVIDED that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

                  GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by the Combined WPH Entity or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

                  GUARANTORS. Collectively, WPHD, WPHD II, Porter, and any other Persons who may execute and deliver a guaranty of the Obligations after the date hereof.

                  GUARANTY. The Unconditional Guaranty of Payment and Performance dated of even date herewith made by each of WPHD, WPHD II and Porter in favor of the Agent and the Banks, and any guaranties of the Obligations executed by a Guarantor after the date hereof, all such guaranties to be in form and substance satisfactory to the Agent, and as the same may be modified or amended hereafter.

                  HAZARDOUS SUBSTANCES. See Section 6.20(b).

                  HIGHRIDGE. Highridge Pacific Housing Investors, L.P., a California limited partnership.

                  HOME. A for sale attached or detached single family dwelling, whether a conventional home constructed on a separate fee simple absolute lot, a condominium, a townhome, or as part of a planned unit development. "Home" shall not include any housing developed for rental purposes.

                  INDEBTEDNESS. All obligations, contingent and otherwise that in accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest directly or indirectly in a Person, to purchase indebtedness , or to assure the owner of indebtedness against loss through an agreement to purchase goods, supplies or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligation to reimburse the issuer in respect of any letter of credit; (d) any obligation as a lessee or obligor under a Capitalized Lease; (e) all obligations with respect to Third Party Letters of Credit or similar instruments issued by a Person; (f) all subordinated debt; (g) all amounts available to be drawn under Letters of Credit; (h) all indebtedness, obligations or other liabilities under or with respect to (i) interest rate swap, collar, cap or similar agreements providing interest rate protection and (ii) foreign currency exchange agreements; (i) current liabilities of a Person incurred in the ordinary course of business including credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services; and (j) Bonding Obligations. Subsection (c) of the preceding sentence shall not include indemnities and guarantees of performance, such as construction completion guarantees, environmental indemnities and non-recourse carve-out guarantees that are given in connection with the closing of a loan for the project described in such instruments until such time as any of such obligations become quantified as the result of a judgment, settlement or other agreement.

                  INDEMNITY AGREEMENTS. The Indemnity Agreements Regarding Hazardous Materials, made by one or more of the Borrowers and the Guarantors in favor of the Agent and the Banks, pursuant to which the applicable Borrowers and Guarantors agree to indemnify the Agent and the Banks with respect to Hazardous Substances and Environmental Laws, such Indemnity Agreements to be substantially in the form attached hereto as EXHIBIT J and by this reference incorporated herein with such changes as may be reasonably requested by the Agent. The Indemnity Agreements existing as of the Closing Date are described on SCHEDULE
1.0 attached hereto and by this reference incorporated herein.

                  INTEREST EXPENSE. For any period, the sum of all interest expensed by a Person on a consolidated basis during such period, including amounts previously capitalized and amortized through costs of sale for the current period.

                  INTEREST INCURRED. For any period, the sum of all interest incurred by a Person on a consolidated basis during such period, whether capitalized or expensed.

                  INTEREST PAYMENT DATE. The first day of each calendar month during the term of the Loans.

                  INVESTMENT. With respect to any Person, all shares of capital stock, partnership interests, limited liability company interests, evidences of Indebtedness and other securities issued by any other Person, all loans, advances, or extension of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; PROVIDED, HOWEVER, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any investment represented as a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earning on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

                  ISSUING BANK. FNB.

                  JOINDER AGREEMENTS. See Section 5.3(a)(iv). The Joinder Agreements existing as of the Closing Date are described on SCHEDULE 1.0 attached hereto.

                  LAMCO. LAMCO Housing, Inc., a California corporation, the managing general partner of WPHD and the administrative managing member of Porter. [The defined term "LAMCO" shall also refer to Western Pacific Management, Inc., which shall be the successor by name change to LAMCO Housing, Inc. after the consummation of the Schuler Merger.]

                  LAND. Real property, together with all of the tenements, hereditaments, easements, rights-of-way, rights, privileges and appurtenances thereunto belonging or in any way pertaining thereto, all reversions, remainders, and all of the estate, right, title, interest, claim and demand whatsoever of any Person therein and in the streets, alleys, vaults and ways adjacent thereto, all rights to the use of common drive entries, all rights pursuant to any reciprocal easement agreement or trackage agreement, all strips and gores within or adjoining such property, the air space and right to use the air space above such property, all transferable development rights arising therefrom or transferred thereto, and the drainage, mineral, water, oil and gas rights with respect to such property, either at law or in equity, if any, in possession or expectancy, now or hereafter acquired.

                  LAND UNDER DEVELOPMENT. A Project (or a phase of a Project) consisting of Entitled Land on which a Borrower has initiated development in the form of grading, road or utility installation and is actively continuing such development in the ordinary course thereof, or is actively pursuing a final map or equivalent approval, but as to which not more than fifty percent (50%) of the Total Applicable Development Costs have been expended, whether such Total Applicable Development Costs have been expended by such Borrower or a prior owner of the Land; provided, however, that such a Project (or phase of a Project) shall cease to be considered Land Under Development if such Borrower has failed to initiate such development within twelve (12) months of the acquisition date of same or after the expiration of thirty (30) months from the acquisition date of same (provided, further, that ineligibility of a Project as Land Under Development shall not prevent such Project from later qualifying as Land Under Development, Unsold Lots, Sold Homes Under Construction or Unsold Work in Progress).

                  LEASES. Leases, licenses and agreements whether written or oral, relating to the use of occupation of space in or on the Real Estate.

                  LETTER OF CREDIT. An irrevocable standby letter of credit in respect of obligations of a Borrower incurred pursuant to contracts made or performances undertaken or to be undertaken in the ordinary course of such Borrower's business which is payable upon presentation of a sight draft and other documents described in the Letter of Credit, if any, as originally issued pursuant to this Agreement or as amended, modified, extended, reviewed or supplemented.

                  LETTER OF CREDIT REQUEST. See Section 2.8(a).

                  LIENS. See Section 8.2.

                  LOAN DOCUMENTS. This Agreement, the Notes, the Joinder Agreements, the Security Documents, the Revolver Contribution Agreement and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrowers or the Guarantors in connection with the Loans.

                  LOAN OR LOANS. An individual Loan or the aggregate Loans, as the case may be, to be made by the Banks hereunder as more particularly described in Section 2.1. Amounts drawn under a Letter of Credit shall also be considered Loans as provided in Section 2.8(f).

                  LOAN REQUEST. See Section 2.6.

                  MAJORITY BANKS. As of any date, the Bank or Banks whose aggregate Commitment Percentage is greater than or equal to sixty-six and two-thirds percent (66 2/3%).

                  MASTER PLAN. Individually, a master plan, tentative map, condominium plan or similar map for a Project, and collectively, the Master Plans for the Projects.

                  MATURITY DATE. June 25, 2002, as the same may be extended by the Borrowers as provided in Section 2.9, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof.

                  MORTGAGE SUBSIDIARY. Pacific Colonial Funding, L.P., a California limited partnership.

                  MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by the Combined WPH Entity or any ERISA Affiliate.

                  NET INCOME (OR DEFICIT). With respect to any Person, for any fiscal period, the net income (or deficit) of such Person, after deduction of all expenses, taxes and other proper charges, including, without limitation, the Tax Distributions Allowance, determined in accordance with generally accepted accounting principles.

                  NET SALES PROCEEDS. With respect to the sale of any lot or Home, the gross sales price payable by the purchaser thereof LESS all customary and reasonable costs of sale that are charged to sellers of property, including without limitation, title insurance charges, escrow fees, legal fees, real estate taxes, transfer taxes, and real estate brokers' commissions.

                  NET WORKING CAPITAL. With respect to the Borrowers, determined at the end of any fiscal period on a consolidated basis in accordance with generally accepted accounting principles, the lesser of (a) the amount by which the Total Commitment exceeds the outstanding principal amount of the Loans, and
(b) the sum of (i) the Borrowing Base, LESS (ii) the outstanding principal amount of the Loans, LESS (iii) fifty percent (50%) of the face amount of Letters of Credit supporting unfunded Project Costs, LESS (iv) fifty percent (50%) of the face amount of Third Party Letters of Credit, PLUS (v) Cash Available of the Borrowers, on a consolidated basis, PLUS (vi) Net Sales Proceeds receivable from the Title Company within ten (10) days of the date of calculation, LESS (vii) accounts payable and customer deposits of the Borrowers, on a consolidated basis.

                  NOTES. See Section 2.4.

                  NOTICE. See Section 19.

                  OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrowers and the Guarantors to any of the Banks and the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Letters of Credit or the Notes, or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise (including, without limitation, advances made by Agent to protect or preserve the Collateral or the security interests therein).

                  OUTSTANDING. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination. With respect to the Letters of Credit, the aggregate amounts available to be drawn under the Letters of Credit.

                  PARENT. Schuler Holdings, Inc., a corporation to be formed under the laws of the State of Delaware in connection with the Schuler Merger.

                  PARTICIPATING EQUITY LOAN. A nonrecourse shared appreciation loan made by a third party lender to an Unrestricted Subsidiary, as borrower, which pursuant to its terms provides that, among other things, the lender thereunder will be paid a portion of the profit, interest based upon the profit obtained from the sale of certain Homes and/or Land or a certain internal rate of return, and in a principal amount, with a stated rate of interest and with other terms mutually satisfactory to such Unrestricted Subsidiary and in a form and containing standard terms approved by Agent, which approval shall be deemed to have been given by Agent for all subsequent such loans if the documentation used for such loans is substantially similar to the approved documentation used in the currently existing loans. The outstanding Participating Equity Loans as of the Closing Date are described on SCHEDULE 1.1 attached hereto. Indemnities and guarantees of performance, such as construction completion guarantees, environmental indemnities and non-recourse carve-out guarantees may be given by WPHD, WPHD II and Porter in connection with a Participating Equity Loan.

                  PBGC. The Pension Benefit Guaranty Corporation created by
Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

                  PERMITTED LIENS. Liens, security interests and other encumbrances permitted by Section 8.2.

                  PERSON. Any individual, corporation, partnership, limited liability company, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

                  PORTER. See recitals.

                  PROJECT. One or more parcels of Entitled Land which constitutes a discrete single family residential development on which a Borrower will develop lots for the construction of Homes to be sold by such Borrower to individual buyers or sales of lots in bulk to other developers. For the purposes hereof, a Project shall include such portion of a development project funded by the Banks even if all phases and appurtenant portions of the common areas of such development project are not funded by the Banks. Except as specifically provided to the contrary, all rights and obligations provided in this Agreement with respect to "Projects" or any term incorporating the word "Project" shall mean and refer only to those Projects for which Loan funds have been advanced and are outstanding under this Agreement.

                  PROJECT BUDGET. With respect to each Project, the budget for total estimated Project Costs as well as the number of units and projected sales for each Project, as submitted by a Borrower.

                  PROJECT COSTS. For a Project, the sum of (a) the costs of the land and all labor, materials, fixtures, machinery and equipment required to develop, construct, equip and complete the development of the residential lots on the Entitled Land and construction of Homes and related amenities (such as recreation centers and swimming pools) thereon, and (b) title insurance premiums, survey charges, engineering fees, architectural fees, real estate taxes, appraisal costs, premiums for insurance, marketing, advertising and sales costs, legal fees, accounting fees, overhead and administrative costs and all other expenses which are expenditures relating to the Project and are not described in clause (a) above, that will be incurred by a Borrower in connection with the acquisition, development and construction of the Project.

                  PROJECT QUALIFICATION DOCUMENTS. See SCHEDULE 1.5 hereto.

                  QUALIFIED CONTRACT. A written contract for the sale of a Home, made and entered into by and between a Borrower, or its duly authorized agent, and a bona fide third party purchaser, on a form approved by Agent, and (i) the consideration for such sale consists solely of cash, (ii) the purchaser has deposited earnest money thereunder in an amount not less than (a) $1,000.00 with respect to conventionally financed Homes or (b) the minimum required percentage of the sale price under applicable programs of the Federal Housing Administration and/or the Department of Veterans Affairs, (iii) the purchaser thereunder has been pre-qualified by such Borrower, or its duly authorized agent, for a mortgage loan on the basis of generally accepted ratios of income to anticipated debt service on the proposed mortgage loan for such Home, and
(iv) such contract contains no contingencies other than those pertaining to the condition of title or the sale of the purchaser's existing home or as otherwise permitted in writing by Agent.

                  QUARTERLY MEASUREMENT DATE. Each December 31, March 31, June 30 and September 30 during the term of the Agreement, with the first Quarterly Measurement Date occurring December 31, 2000.

                  REAL ESTATE. All Land at any time owned or leased (as lessee or sublessee) by any Guarantor or any Borrower.

                  RECORD. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Agent with respect to any Loan referred to in such Note.

                  REFERENCE BANK. FNB.

                  REGISTER. See Section 18.2.

                  RELATED PARTY. With respect to LAMCO, AP LHI and Highridge, any of Eugene S. Rosenfeld, John Long and Steven A. Berlinger, or any entity that is directly or indirectly controlled by Eugene S. Rosenfeld, John Long and Steven A. Berlinger; provided, however, that at all times Eugene S. Rosenfeld must own, directly or indirectly, at least thirty percent (30%) of the legal and beneficial interests, as well as voting power, of each of LAMCO, AP LHI and Highridge. With respect to Blackacre, any entity that is directly or indirectly controlled by Ronald J. Kravit. With respect to Apollo, any of Lion Advisors, L.P., Apollo Advisors, L.P. or Apollo Real Estate Advisors, L.P. (collectively, the "Apollo Advisors"), or any entity that is directly or indirectly controlled by any one or more of the Apollo Advisors or any Person or entity to whom any of the Apollo Advisors is an "Investment Advisor." An Apollo Advisor shall be deemed to be an "Investment Advisor" with respect to any Person in the event that, pursuant to a binding agreement with such Person, such Apollo Advisor shall have responsibility for the day to day management and investment decisions of all or a portion of the funds of such Person, shall have the right to advise such Person with respect to major decisions respecting its investments and, after having obtained any necessary approvals from such Person, shall have the right to assist in implementation of such major decisions. For the purpose of this definition, the term "control" means ownership of more than fifty percent (50%) of the legal and beneficial interests as well as voting power of an entity.

                  RELEASE. See Section 6.20(c) (iii).

                  REVOLVER CONTRIBUTION AGREEMENT. That certain Second Amended and Restated Contribution Agreement dated of even date herewith between the Borrowers a party thereto as of the date hereof, and each other Borrower which may hereafter become a party thereto, whereby each of the Borrowers agrees that each Borrower shall have the right to seek contribution from each of the other Borrowers with respect to each such Borrower's respective liability for the Obligations, and which expressly identifies the Banks as third party beneficiaries thereof.

                  SCHULER. Schuler Homes, Inc., a Delaware corporation.

                  SCHULER MERGER. The proposed reorganization of WPHD, WPHD II and Porter with Schuler pursuant to which Parent will directly or indirectly hold one hundred percent (100%) of the equity interests of all of such entities.

                  SEC. The United States Securities and Exchange Commission.

                  SECURITY DEEDS. The Deeds to Secure Debt, Mortgages or Deeds of Trust from the Borrowers to the Agent for the benefit of the Banks (or to a trustee named therein acting on behalf of the Agent), as the same may be modified or amended, pursuant to which the Borrowers have conveyed the Projects to the Agent as security for the Obligations, any such instruments to be substantially in the form attached hereto as EXHIBIT K and by this reference incorporated herein with such changes as may be reasonably requested by the Agent. The Security Deeds existing as of the Closing Date are described on
SCHEDULE 1.0 attached hereto.

                  SECURITY DOCUMENTS. The Indemnity Agreements, the Guaranty, the Security Deeds and any further endorsements or collateral assignments to the Agent for the benefit of the Banks, including, without limitation, UCC-1, UCC-2 and UCC-3 financing statements executed and delivered in connection therewith.

                  SHORT-TERM INVESTMENTS. Investments described in subsections
(a) through (g), inclusive, of Section 8.3.

                  SOFT COSTS. Project Costs of the type described in clause (b) of the definition of the term "Project Costs".

                  SOLD HOMES UNDER CONSTRUCTION. At any date, Homes and lots thereunder under construction on Entitled Land for which building permits have been issued and for which Qualified Contracts have been entered into on or prior to such date, and are still in effect on such date, but with respect to which settlement under such Qualified Contracts has not occurred.

                  SUBORDINATION AGREEMENT. The Subordination Agreement dated September 11, 1998 among Agent, BT, certain of the Borrowers, WPHD and WPHD II, as supplemented by (i) those certain two (2) letter agreements dated June 30, 1999 executed by BT and BT Real Estate Mezzanine Investment Fund, L.L.C., in favor of Agent, (ii) that certain letter agreement dated as of July 28, 2000 executed by BT and BT Real Estate Mezzanine Investment Fund, L.L.C., in favor of Agent, and (iii) that certain letter agreement dated of even date herewith executed by BT and BT Real Estate Mezzanine Investment Fund, L.L.C. in favor of Agent, as the same may be from time to time amended or modified.

                  SUBORDINATE DEBT. Both (i) the $20,000,000 credit facility provided by BT and certain other lenders to WPHD, and (ii) the $15,000,000 investment in WPHD by the BT Real Estate Mezzanine Investment Fund, L.L.C., as more particularly described in the Subordination Agreement.

                  SUBORDINATE LOAN DOCUMENTS. All documents evidencing or securing the Subordinate Debt, as more particularly described in the Subordination Agreement, as any of the same may be from time to time amended, extended, supplemented, consolidated, renewed, restated or otherwise modified as permitted by the Subordination Agreement.

                  SUBSIDIARY. Any corporation, association, partnership, limited liability company, trust, or other business or legal entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or Controlling Interests) of the outstanding Voting Interests, and any other entity the accounts of which are consolidated with the accounts of the designated parent.

                  SURVEY. An instrument survey of a Project prepared by a registered land surveyor which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the Title Policy, shall show that any buildings and structures are within the lot lines of such Project and shall not show any encroachments by others (or to the extent any encroachments are shown, such encroachments shall be acceptable to the Agent in its sole discretion), shall show rights of way, adjoining sites, establish building lines and street lines, the distance to, and names of the nearest intersecting streets and such other details as the Agent may reasonably require; and shall show whether or not such Project is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law and shall otherwise be in form and substance reasonably satisfactory to the Agent.

                  SURVEYOR CERTIFICATION. With respect to a Project, a certificate executed by the surveyor who prepared the Survey with respect thereto, dated as of a recent date and containing such information relating to such parcel as the Agent may reasonably require, such certificate to be reasonably satisfactory to the Agent in form and substance.

                  TAX DISTRIBUTIONS ALLOWANCE. For any period, the aggregate Distributions made by a Borrower or a Guarantor to its respective partners or members to pay the aggregate federal and state income taxes estimated by such Person to be imposed on their respective partners or members with respect to such partners' partnership interests or such member's limited liability company interests in such Person, as applicable, to the extent such partners or members have not already paid such taxes, such estimate to be determined by using the highest marginal tax rates applicable to such partners or members and to be approved by the Agent in the exercise of its reasonable discretion; PROVIDED, however, that the aggregate of such Distributions made by any Borrower or Guarantor in any twelve (12) month period shall not exceed the following amounts for the following tax years:

         TAX YEAR                          MAXIMUM AMOUNT
         --------                          --------------
         1999 and prior                    $25,000,000.00

         2000, 2001 and 2002               amount determined by using highest
                                           marginal tax rate applicable to such
                                           Person

                  TEST PERIOD. See Section 2.5(a).

                  THIRD PARTY LETTER OF CREDIT. An irrevocable standby letter of credit issued by a bank other than the Agent or a Bank in respect of obligations of a Borrower or an Unrestricted Subsidiary incurred pursuant to contracts made or performances undertaken or to be undertaken in the ordinary course of such Person's business, which is payable upon presentation of a sight draft and other documents described in the letter of credit, if any, as originally issued or as amended, modified, extended, reviewed or supplemented.

                  TITLE INSURANCE COMPANY. First American Title Insurance Company or another title insurance company or companies approved by the Agent.

                  TITLE POLICY. With respect to each Project, an ALTA Standard Loan Policy Form 1970 (L.P. 10), with ALTA Endorsement Form 1 Coverage (or if such form is not available, an equivalent form of or legally promulgated form of mortgagee title insurance policy reasonable acceptable to the Agent) issued by Title Insurance Company (with such reinsurance or co-insurance as the Agent may require, any such reinsurance to be with direct access endorsements to the extent available under applicable law) in such amount as the Agent may reasonably require insuring the priority of the Security Deed and that the applicable Borrower holds good and marketable fee simple title to such parcel, subject only to the encumbrances permitted by the Security Deed and which shall not contain standard exceptions for mechanics' liens, persons in occupancy or matters which would be shown by a Survey; except as otherwise approved by the Agent, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its sole discretion; and shall contain (a) CLTA Endorsements 111 (modified), 111.10, 110.9, 104.7 and 103.7, and FA 31 (modified), 49, 50 and 58, and (b) such other endorsements and affirmative insurance with respect to the specific circumstances of such Project as the Agent reasonably may require and is available in the State in which such Project is located. During the term of the Loans, Agent may require other endorsements to the Title Policy, including, without limitation, Endorsements 101.2, 102.5, and 122, and the reissuance of Endorsement FA 31 and 116 upon completion of the Project, pursuant to the terms of this Agreement.

                  TOTAL APPLICABLE DEVELOPMENT COSTS. With respect to Land Under Development or Unsold Lots, the total projected cost of the Land on a generally accepted accounting principles basis, upon completion of development into finished lots, less the cost of acquiring the Land as Entitled Land in "raw" form, such costs to be reasonably estimated by the applicable Borrower and identified in the applicable Project Budget.

                  TOTAL COMMITMENT. The sum of the Commitments of the Banks, as in effect from time to time.

                  TOTAL EQUITY. At any time, an amount equal to the sum of the Consolidated Tangible Net Worth of the Combined WPH Entity and its Subsidiaries, PLUS the amount of outstanding Participating Equity Loans, PLUS the aggregate book value of minority ownership interests in Unrestricted Subsidiaries, including all amounts advanced to or invested in or paid on behalf of such Unrestricted Subsidiary (or accounted for as a prepaid allocation of costs if the offsetting accounting entry is cash), PLUS the amount of outstanding Working Capital Advances.

                  TOTAL LIABILITIES. At any time, an amount equal to the sum of the Consolidated Total Liabilities of the Combined WPH Entity and its Subsidiaries, LESS Cash Available of the Combined WPH Entity and its Subsidiaries, on a consolidated basis, LESS the amount of outstanding Working Capital Advances.

                  TRANSFER. To sell, assign, convey, transfer, exchange, give, grant, pledge, mortgage, grant a security interest in, encumber or otherwise hypothecate or dispose of, voluntarily or by operation of law.

                  TYPE. As to any Loan, its nature as a Base Rate Loan or a Eurodollar Rate Loan.

                  UNENTITLED LAND. Land which does not constitute Entitled Land.

                  UNRESTRICTED SUBSIDIARY. Each general partnership, limited partnership, limited liability company or other entity in which either WPHD, WPHD II or Porter directly or indirectly holds an interest and in which either LAMCO or AP LHI and, under certain circumstances specified in the applicable partnership or operating agreement which permit joint control with the managing general partner or administrative managing member, AP Western (or an Affiliate of any thereof) has control over all major and day-to-day decisions with respect to its operations, but which does not otherwise meet all of the criteria for a Borrower. The Unrestricted Subsidiaries as of the Closing Date are described on
SCHEDULE 6.21 attached hereto. The Mortgage Subsidiary shall constitute an Unrestricted Subsidiary notwithstanding the fact that neither LAMCO, AP LHI, AP Western nor any Affiliate thereof has managerial control with respect thereto.

                  UNSOLD LOTS. A Project (or a phase of a Project) consisting of Entitled Land on which a Borrower has initiated development in the form of grading, road or utility installation and as to which greater than fifty percent (50%) of the Total Applicable Development Costs have been expended, whether such Total Applicable Development Costs have been expended by such Borrower or a prior owner of the Land; PROVIDED, however, that such a Project (or phase of a Project) shall cease to be considered Unsold Lots if such development failed to continue in the ordinary course of such development or after the expiration of thirty (30) months from the acquisition date of same. Each phase of a Project must meet such fifty percent (50%) test separately to qualify as Unsold Lots, and not more than 100 lots in any "product type" (as hereinafter defined) within any Project shall be considered Unsold Lots. A "product type" is a distinct series of housing units marketed in a distinct price range by means of a separate complex of model homes. Unsold Lots shall not include Unsold Work in Progress. The fact that a Project becomes ineligible as Unsold Lots as provided above shall not prevent such Project from later qualifying as Unsold Lots, Sold Homes Under Construction or Unsold Work in Progress.

                  UNSOLD HOMES UNDER CONSTRUCTION. At any date, Homes and lots thereunder under construction on Entitled Land for which building permits have been issued and for which Qualified Contracts have not been entered into on or prior to such date. Unsold Homes Under Construction shall not include models.

                  UNSOLD WORK IN PROGRESS. Collectively, models, unsold finished Homes (less than one year old) and Unsold Homes Under Construction and the lots on which they are located.

                  VOTING INTERESTS. Stock or similar ownership interests of any class or classes (however designated), the holders of which are at the time entitled, as such holders, (a) to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, partnership, trust, limited liability company or other business entity involved, or (b) to control, manage, or conduct the business of the corporation, partnership, association, trust or other business entity involved.

                  WORKING CAPITAL ADVANCES. Advances for working capital made by the Parent to the Borrowers or Guarantors after the consummation of the Schuler Merger, the repayment of which, and any guaranty, pledge, security or other assurance of repayment thereof, shall be subordinate at all times to repayment of the Obligations pursuant to a subordination agreement or other agreement satisfactory to the Agent in the exercise of its sole discretion.

                  WPHD. See page 1 hereof.

                  WPHD EBITDA. The EBITDA of WPHD and its Subsidiaries, on a consolidated basis. The WPHD EBITDA shall exclude the EBITDA of the Unrestricted Subsidiaries and amounts paid to WPHD by WPHD II, Porter or Unrestricted Subsidiaries under the Contribution Agreement and the Capitalization Loans.

                  WPHD II. See page 1 hereof.

                  WPHI. Western Pacific Housing, Inc., a California corporation.

                  WPH SUBSIDIARIES. Collectively, the Borrowers and the Unrestricted Subsidiaries.

         Section 1.2 RULES OF INTERPRETATION.

                  (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

                  (b) The singular includes the plural and the plural includes the singular.

                  (c) A reference to any law includes any amendment or modification to such law.

                  (d) A reference to any Person includes its permitted successors and permitted assigns.

                  (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

                  (f) The words "include", "includes" and "including" are not limiting.

                  (g) The words "approval" and "approved" as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

                  (h) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein.

                  (i) Reference to a particular "Section ", refers to that section of this Agreement unless otherwise indicated.

                  (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

         Section 2. THE REVOLVING CREDIT FACILITY

         Section 2.1 COMMITMENT TO LEND. Subject to the terms and conditions set forth in this Agreement, each of the Banks severally agrees to lend to the Borrowers (the "Loans"), and the Borrowers may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date, upon notice by the Borrowers to the Agent given in accordance with Section 2.6, such sums as are requested by the Borrowers for the purposes set forth in Section 7.11 (but subject to the limitations set forth in Section 7.11) up to the lesser of (a) a maximum aggregate principal amount outstanding (after giving effect to all amounts requested and the amount of Letters of Credit Outstanding including Letters of Credit accepted but unpaid) at any one time equal to such Bank's Commitment and (b) such Bank's Commitment Percentage of the sum of (i) the Borrowing Base, LESS (ii) the outstanding principal amount of the Loans, LESS
(iii) fifty percent (50%) of the undrawn amount of Letters of Credit supporting unfunded Project Costs, LESS (iv) fifty percent (50%) of the undrawn amount of Third Party Letters of Credit; PROVIDED, FURTHER, that, in all events no Default or Event of Default shall have occurred and be continuing and the Borrowers shall be in compliance with all covenants as required pursuant to Section 2.6(ii); and PROVIDED, FURTHER, that the outstanding principal amount of the Loans (after giving effect to all amounts requested and the amount of Letters of Credit Outstanding including Letters of Credit accepted but unpaid) shall not at any time exceed the Total Commitment. The Loans shall be made to the Borrowers PRO RATA in accordance with each Bank's Commitment Percentage. Each request for a Loan hereunder shall constitute a representation and warranty by the applicable Borrower that all of the conditions set forth in Section 10 and
Section 11, in the case of the initial Loan, and Section 11, in the case of all other Loans, have been satisfied on the date of such request. No Bank shall have any obligation to make Loans to the Borrowers in the maximum aggregate principal amount outstanding of more than the principal face amount of its Note.

         Section 2.2 FACILITY FEE. The Borrowers agree to pay to the Agent for the accounts of the Banks in accordance with their respective Commitment Percentages a facility fee calculated at the rate of three-eighths of one percent (3/8%) per annum on the daily amount by which the Total Commitment from time to time exceeds the outstanding principal amount of the Loans during each calendar quarter or portion thereof commencing on the date hereof and ending on the Maturity Date. The facility fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, or on any earlier date on which the Commitments shall terminate as provided in Section 2.3, with a final payment on the Maturity Date. Any payment due under this Section 2.2 shall be prorated for any partial calendar quarter.

         Section 2.3 OPTIONAL REDUCTION OF COMMITMENTS. The Borrowers, acting unanimously, shall have the right at any time and from time to time upon three
(3) Business Days' prior written notice to the Agent to reduce by $5,000,000.00 or an integral multiple of $500,000.00 in excess thereof (provided that in no event shall the aggregate Commitments be reduced to an amount less than $40,000,000.00) or to terminate entirely the unborrowed portion of the Commitments, as applicable, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their respective Commitment Percentages by the amount specified in such notice or, as the case may be, terminated, any such reduction to be without penalty. Promptly after receiving any notice of the Borrowers delivered pursuant to this Section 2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such termination in full, the Borrowers shall pay to the Agent for the respective accounts of the Banks the full amount of any facility fee under Section 2.2 then accrued. No reduction or termination of the Commitments may be reinstated. Any reduction of the Commitments pursuant to this Agreement shall be allocated pro rata among the Banks in accordance with their Commitment Percentages.

         Section 2.4 NOTES. The Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of EXHIBIT A hereto (collectively, the "Notes"), dated of even date with this Agreement and completed with appropriate insertions. One Note shall be payable to the order of each Bank in the principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrowers irrevocably authorize the Agent to make or cause to be made, at or about the time of the Drawdown Date of any Loan or at the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Loans set forth on Agent's Record shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to each Bank, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Note to make payments of principal of or interest on any Note when due. The Notes dated of even date herewith are executed and delivered by the Borrowers in amendment and restatement of certain Notes dated July 28, 2000 and August 7, 2000, in the aggregate face principal amount of $175,000,000.00, as more particularly described in the form of

Note attached hereto as EXHIBIT A, which Notes shall be canceled and returned to the Borrowers.

         Section 2.5 INTEREST ON LOANS.

                  (a) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Eurodollar Rate Loan is converted to a Base Rate Loan from a Eurodollar Rate Loan at the rate of two and three-fourths percent (2.75%) per annum above the Eurodollar Rate; PROVIDED, however, that such rate shall be reduced to two and one-half percent (2.50%) per annum above the Eurodollar Rate at any quarter end if, as of the immediately preceding quarter end, the following ratios have been satisfied as shown by the financial statements for such quarter furnished to Agent pursuant to Section 7.4(b) below and a certification by the principal financial or accounting officer of the Combined WPH Entity demonstrating such satisfaction:

                           (i) the ratio of Total Liabilities to Total Equity is less than 2.25 to 1; and

                           (ii) the sum of WPHD EBITDA for any period of four consecutive fiscal quarters (treated as a single accounting period, the "Test Period") is greater than 2.0 times the Interest Incurred of WPHD and its Subsidiaries, on a consolidated basis, for such Test Period;

PROVIDED, FURTHER, however, that if either or both of such ratios cease to be satisfied as of the end of any quarter after such rate has been reduced, such rate shall return to two and three-fourths percent (2.75%) per annum above the Eurodollar Rate until such ratio or ratios can be satisfied again.

                  (b) Each Base Rate Loan shall bear interest at the rate of one-half of one percent (0.50%) per annum above the Base Rate for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is converted to a Eurodollar Rate Loan from a Base Rate Loan.

                  (c) The Borrowers promise to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

                  (d) Base Rate Loans and Eurodollar Loans may be converted to Loans of the other Type as provided in Section 4.1.

         Section 2.6 REQUESTS FOR LOANS. Each Borrower (a) shall notify the Agent of a potential request for a Loan as soon as possible prior to such Borrower's proposed Drawdown Date, and (b) shall give to the Agent written notice in the form of EXHIBIT B hereto (or telephonic notice confirmed in writing in the form of EXHIBIT B hereto) of each Loan requested hereunder (a "Loan Request") no later than 10:00 a.m. three (3) Business Days prior to the proposed Drawdown Date. The Agent shall promptly notify each of the Banks following the receipt of a Loan Request, but in any event not less than two (2) Business Days prior to the proposed Drawdown Date. The Borrowers, in the aggregate, shall not make Loan Requests more frequently than ten (10) times each month, provided, however, that if multiple Borrowers join together to make a Loan Request it shall only be counted as one Loan Request. Loan Requests may be made by LAMCO as the agent on behalf of the Borrowers and the Guarantors, and the Borrowers and the Guarantors hereby authorize and appoint LAMCO to act as their agent for such purposes, and in addition thereto to execute and deliver on behalf of the Borrowers and the Guarantors the Compliance Certificates, Borrowing Base reports, Letter of Credit Requests and the request for extension of the Maturity Date required pursuant to the provisions of this Agreement. Each such notice shall specify with respect to the requested Loan the proposed principal amount, Drawdown Date and Type. Each such notice shall also contain
(i) a statement as to the purpose for which such advance shall be used (which purpose shall be in accordance with the terms of Section 7.11) and (ii) a certification by an Authorized Officer of LAMCO on behalf of the applicable Borrower and the Guarantors that such Persons are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof and provide each Bank with a copy of the Loan Request and all supporting documentation received by the Agent in connection therewith. Except as provided in this Section 2.6, each such Loan Request shall be irrevocable and binding on the applicable Borrower and shall obligate such Borrower to accept the Loan requested from the Banks on the proposed Drawdown Date, provided that, in addition to such Borrower's other remedies against any Bank which fails to advance its proportionate share of a requested Loan, such Loan Request may be revoked by such Borrower by notice received by the Agent no later than the Drawdown Date if any Bank fails to advance its proportionate share of the requested Loan in accordance with the terms of this Agreement, provided further that such Borrower shall be liable in accordance with the terms of this Agreement to any Bank which is prepared to advance its proportionate share of the requested Loan for any costs, expenses or damages incurred by such Bank as a result of such Borrower's election to revoke such Loan Request. Nothing herein shall prevent a Borrower from seeking recourse against any Bank that fails to advance its proportionate share of a requested Loan as required by this Agreement. A Borrower may without cost or penalty revoke a Loan Request by delivering notice thereof to each of the Banks no later than 10:00 a.m. two (2) Business Days prior to the Drawdown Date. Each Loan Request shall be for a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

         Section 2.7 FUNDS FOR LOANS.

                  (a) Not later than 11:00 a.m. (Boston time) on the proposed Drawdown Date of any Loan, each of the Banks will make available to the Agent, at the Agent's Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Loans which may be disbursed pursuant to Section 2.1. Upon receipt from each Bank of such amount, and upon receipt of the documents required by Section 10 and Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the applicable Borrower the aggregate amount of such Loans made available to the Agent by the Banks by promptly crediting such amount to the account of such Borrower maintained at the Agent's Office. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Loans to the extent it is obligated to fund such Loan hereunder shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Loans, including any additional Loans that may be requested by the Borrower subject to the terms and conditions hereof to provide funds to replace those not advanced by the Bank so failing or refusing, provided that the applicable Borrower may by notice received by the Agent no later than the Drawdown Date refuse to accept any Loan which is not fully funded in accordance with such Borrower's Loan Request subject to the terms of Section 2.6; provided further that no Bank shall be obligated to advance any amount in excess of the limits set forth in Section 2.1. In the event of any such failure or refusal, the Banks not so failing or refusing shall be entitled to a priority position as against the Bank or Banks so failing or refusing for such Loans as provided in
Section 14.5.

                  (b) Unless Agent shall have been notified by any Bank prior to the applicable Drawdown Date that such Bank will not make available to Agent such Bank's PRO RATA share of a proposed Loan, Agent may in its discretion assume that such Bank has made such Loan available to Agent in accordance with the provisions of this Agreement and Agent may, if it chooses, in reliance upon such assumption make such Loan available to the applicable Borrower, and such Bank shall be liable to the Agent for the amount of such advance.

         Section 2.8 LETTERS OF CREDIT.

                  (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Issuing Bank shall issue such Letters of Credit as the Borrowers may request upon the delivery of a written request in the form of EXHIBIT C hereto (a "Letter of Credit Request") to the Issuing Bank, PROVIDED that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) shall not exceed Fifteen Million Dollars ($15,000,000.00), (iii) in no event shall the amount of the Loans Outstanding and the amount of Letters of Credit Outstanding (after giving effect to all Letters of Credit requested and any Letters of Credit accepted but unpaid) exceed the Total Commitment, (iv) the conditions set forth in Sections 10 and 11 shall have been satisfied, and (v) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Each Letter of Credit Request shall be executed by an Authorized Officer of LAMCO on behalf of the applicable Borrower and the Guarantors. The Issuing Bank shall be entitled to conclusively rely on such Person's authority to request a Letter of Credit on behalf of such Borrower. The Issuing Bank shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrowers assume all risks with respect to the use of the Letters of Credit. Unless the Issuing Bank and the Majority Banks otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar for dollar basis the amount available to be drawn under the Total Commitment as a Loan.

                  (b) Each Letter of Credit Request shall be submitted to the Issuing Bank at least ten (10) Business Days prior to the date upon which the requested Letter of Credit is to be issued. Following the receipt of a Letter of Credit Request, the Issuing Bank shall promptly notify each of the Banks of the Letter of Credit Request. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by the chief financial or chief accounting officer of LAMCO on behalf of the applicable Borrower and the Guarantors that such Persons are and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The applicable Borrower shall further deliver to the Issuing Bank such additional applications and documents as the Issuing Bank may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

                  (c) The Issuing Bank shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the documents last due pursuant to Section 2.8(b). Each Letter of Credit shall be in form and substance satisfactory to the Issuing Bank in its sole discretion. Upon issuance of a Letter of Credit, the Issuing Bank shall provide copies of each Letter of Credit to the Banks.

                  (d) Upon the issuance of a Letter of Credit, each Bank shall be deemed to have purchased a participation therein from Issuing Bank in an amount equal to its respective Commitment Percentage of the amount of such Letter of Credit.

                  (e) Upon the issuance of each Letter of Credit, the applicable Borrower shall pay to the Issuing Bank (i) for its own account, a Letter of Credit fee calculated at the rate of one-eighth of one percent (0.125%) per annum of the amount available to be drawn under such Letter of Credit (which fee shall not be less than $1,000.00 in any event), and (ii) for the accounts of the Banks in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate of seven-eighths of one percent (0.875%) per annum on the amount available to be drawn under such Letter of Credit. Such fees shall be payable in quarterly installments in advance with respect to each Letter of Credit commencing on its date of issuance and continuing on each quarter or portion thereof thereafter, as applicable.

                  (f) If and to the extent that any amounts are drawn upon any Letter of Credit, the amounts so drawn shall, from the date of payment thereof by the Issuing Bank, be considered Loans for all purposes hereunder bearing interest as provided in Section 2.5(b). The Banks shall be required to make such Loans regardless of whether all of the conditions to disbursement set forth in
Section 11 have been satisfied.

                  (g) If after the issuance of a Letter of Credit pursuant to
Section 2.8(c) by the Agent, but prior to the funding of any portion thereof by a Bank, one of the events described in Section 12.1(h), (i) or (j) shall have occurred, each Bank will, on the date such Loan pursuant to Section 2.8(f) was to have been made, purchase an undivided participating interest in the Letter of Credit in an amount equal to its Commitment Percentage of the amount of such Letter of Credit. Each Bank will immediately transfer to the Issuing Bank in immediately available funds the amount of its participation and upon receipt thereof the Issuing Bank will deliver to such Bank a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

                  (h) Whenever at any time after the Issuing Bank has received from any Bank such Bank's payment of funds under a Letter of Credit and thereafter the Issuing Bank receives any payment on account thereof, then the Issuing Bank will distribute to such Bank its participating interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Bank's participating interest was outstanding and funded); PROVIDED, HOWEVER, that in the event that such payment received by the Issuing Bank is required to be returned, such Bank will return to the Issuing Bank any portion thereof previously distributed by the Issuing Bank to it.

                  (i) Upon the receipt by the Issuing Bank of any draw or other presentation for payment of a Letter of Credit and the payment of any amount under a Letter of Credit, the Issuing Bank shall, without notice to or the consent of the Borrower, direct the Banks to fund to the Issuing Bank in accordance with Section 2.7 on or before 11:00 a.m. (Boston time) on the next Business Day their respective Commitment Percentages of the amount so paid by the Issuing Bank. The proceeds of such funding shall be paid to the Issuing Bank to reimburse the Issuing Bank for the payment made by it under the Letter of Credit. The provisions of Section 2.7 shall apply to any Bank or Banks failing or refusing to fund its Commitment Percentage of any such draw.

                  (j) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

         Section 2.9 EXTENSION OF MATURITY DATE. Provided that no Default or Event of Default shall have occurred and be continuing, the Borrowers, acting unanimously, shall have the option, to be exercised by giving written notice to the Agent in the form of EXHIBIT D hereto at least 10 days prior to the initial scheduled Maturity Date of June 25, 2002, subject to the terms and conditions set forth in this Agreement, to extend the Maturity Date to June 25, 2003. The request by the Borrowers for extension of the Maturity Date shall constitute a representation and warranty by the Borrowers that all of the conditions set forth in this Section shall have been satisfied on the date of such request. The obligations of the Agent and the Banks to extend the Maturity Date as provided in this Section 2.9(a) shall be subject to the satisfaction of the following conditions precedent on or prior to the initial scheduled Maturity Date of June 25, 2002:

                           (i) NO DEFAULT. On the date of the exercise of such extension option and on the then effective Maturity Date (without regard to such extension request) there shall exist no Default or Event of Default;

                           (ii) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrowers, the Guarantors and the Unrestricted Subsidiaries in the Loan Documents or otherwise made by or on behalf of the Borrowers, the Guarantors and the Unrestricted Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects on the then effective Maturity Date (without regard to such extension request);

                           (iii) APPRAISALS. If requested by the Agent, there shall have been delivered to the Agent at the Borrowers' expense updated Appraisals of the Borrowing Base Assets completed no earlier than three (3) months prior to the then scheduled Maturity Date, and the Agent shall have determined that the Appraised Value of the Borrowing Base Assets is such that the Borrowers are not in Default with respect to any of the covenants in Section 9; and

                           (iv) EXTENSION FEE. The Borrowers shall pay to the Agent for the pro rata accounts of the Banks in accordance with their respective Commitment Percentages an extension fee equal to one-fourth of one percent (0.25%) of the Total Commitment, which fee shall, when paid, be fully earned and non-refundable under any circumstances.

         Section 3. REPAYMENT OF THE LOANS

         Section 3.1 STATED MATURITY. The Borrowers promise to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

         Section 3.2 MANDATORY PREPAYMENTS. If at any time the aggregate outstanding principal amount of the Loans and Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) exceeds the Total Commitment, or the sum of the aggregate outstanding principal amount of the Loans, PLUS fifty percent (50%) of the face amount of Letters of Credit supporting unfunded Project Costs, PLUS fifty percent (50%) of the face amount of Third Party Letters of Credit, exceeds the Borrowing Base, then the Borrowers shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application to the Loans.

         Section 3.3 OPTIONAL PREPAYMENTS. Each Borrower shall have the right, at its election, to prepay the outstanding amount of the Loans made to it, as a whole or in part, at any time without penalty or premium (except any costs pursuant to Section 4.11). Except with respect to payments of Net Sales Proceeds to the Agent pursuant to Section 5.4, the Borrowers shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) Business Days prior written notice of any prepayment pursuant to this Section 3.3, in each case specifying the proposed date of payment of the Loans and the principal amount to be paid.

         Section 3.4 APPLICATION OF PREPAYMENTS. Each partial prepayment of the Loans under Section 3.3 shall be in the minimum amount of $1,000,000.00 or an integral multiple of $250,000.00 in excess thereof (unless the applicable Loan is being prepaid in full and except with respect to payments of Net Sales Proceeds to the Agent pursuant to Section 5.4), and each prepayment under
Section 2.3, Section 3.2, Section 3.3 or Section 5.4 shall be applied, in the absence of instruction by the Borrowers, first to the principal of the Base Rate Loans and then to the principal of Eurodollar Rate Loans.

         Section 3.5 EFFECT OF PREPAYMENTS. Except as provided in this Agreement, amounts of the Loans prepaid prior to the Maturity Date may be reborrowed as provided in Section 2. Any portion of the Loan that is prepaid as a result of the operation of Section 2.3 may not be reborrowed. Except as otherwise expressly provided herein, all payments shall first be applied to accrued but unpaid interest and then to principal as provided above.

         Section 4. CERTAIN GENERAL PROVISIONS

         Section 4.1 CONVERSION OPTIONS. Each Borrower may elect from time to time to convert any of its outstanding Loans to a Loan of another Type and such Loan shall thereafter bear interest as a Base Rate Loan or a Eurodollar Rate Loan, as applicable; provided that (i) with respect to any such conversion, such Borrower shall give the Agent at least three (3) Business Days' prior written notice of such election; (ii) the principal amount of the Loan so converted shall be in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof at any one time; and (iii) no Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing. All or any part of the outstanding Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Base Rate Loan in an aggregate principal amount of less than $1,000,000 or a Eurodollar Rate Loan in an aggregate principal amount of less than $1,000,000 and that the aggregate principal amount of each Loan shall not be in an integral multiple of $100,000. On the date on which such conversion is being made, each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the applicable Borrower.

         Section 4.2 CLOSING FEES. The Borrowers agree to pay FNB certain fees in connection with the Loan as provided pursuant to an Agreement Regarding Fees between the Borrowers and FNB dated of even date herewith (the "Agreement Regarding Fees"). The Borrowers have paid to the Agent for the account of each Bank a commitment fee in accordance with the Agent's separate arrangement with each Bank.

         Section 4.3 AGENT'S ADMINISTRATIVE FEE. The Borrowers shall pay to the Agent, for the Agent's own account, a non-refundable Agent's administrative fee pursuant to the Agreement Regarding Fees. The Agent's administrative fee shall be payable quarterly in arrears on the first day of each calendar quarter for the preceding calendar quarter or portion thereof. The Agent's administrative fee shall also be paid upon the Maturity Date or earlier termination of the Commitment. The Agent's administrative fee for any partial quarter shall be prorated.

         Section 4.4 FUNDS FOR PAYMENTS.

                  (a) All payments of principal, interest, facility fees, Letter of Credit fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, as the case may be, at the Agent's Office, no later than 2:00 p.m. (Boston time) on the day when due, in each case in immediately available funds. The Agent is hereby authorized to charge the account of the Borrowers with FNB on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Banks under the Loan Documents.

                  (b) All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without set off or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrowers are compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrowers with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrowers will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrowers will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

                  (c) The obligations of the Borrowers to the Banks under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (ii) the existence of any claim, set-off, defense or any right which the Borrowers may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or the Banks (other than the defense of payment to the Banks in accordance with the terms of this Agreement) or any other person, whether in connection with any Letter of Credit, this Agreement, any other Loan Document, or any unrelated transaction;
(iii) any statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (iv) any breach of any agreement between Borrower and any beneficiary or transferee of any Letter of Credit; (v) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vi) payment by the Issuing Bank under any Letter of Credit against presentation of a sight draft or a certificate which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted gross negligence or willful misconduct on the part of the Issuing Bank, and (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of gross negligence or willful misconduct on the part of the Issuing Bank.

         Section 4.5 COMPUTATIONS. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Loans as reflected on the records of the Agent from time to time shall be considered PRIMA FACIE evidence of such amount.

         Section 4.6 INABILITY TO DETERMINE EURODOLLAR RATE. In the event that at any time the Agent shall determine in the exercise of its good faith business judgment that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Banks) to the Borrowers and the Banks. In such event (a) any Loan Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans and (b) each Eurodollar Rate Loan will automatically become a Base Rate Loan, and the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent determines in the exercise of its good faith business judgment that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrowers and the Banks.

         Section 4.7 ILLEGALITY. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Bank or its Eurodollar Lending Office shall assert that it is unlawful, for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Agent and the Borrowers and thereupon (a) the commitment of the Banks to make Eurodollar Rate Loans shall forthwith be suspended and (b) the Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Loans.

         Section 4.8 APPLICABILITY OF EUROCURRENCY RESERVE RATE. In the event that a Eurocurrency Reserve Rate shall at any time or from time to time become applicable to a Bank, the Majority Banks may by notice to the Borrowers suspend the commitment of the Banks to make Eurodollar Rate Loans and the Eurodollar Rate Loans then outstanding shall be converted automatically to Base Rate Loans. As of the date hereof, each Bank represents and warrants that, to the best of its knowledge, there is no Eurocurrency Reserve Rate applicable to it.

         Section 4.9 ADDITIONAL COSTS, ETC. Notwithstanding anything herein to the contrary, if any present or future applicable law, or any amendment or modification of present applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and legally binding interpretations thereof by any competent court or by any governmental or other regulatory body or official with appropriate jurisdiction charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

                  (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Bank's Commitment, a Letter of Credit or the Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

                  (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Loans or any other amounts payable to any Bank under this Agreement or the other Loan Documents, or

                  (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Bank, or

                  (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Bank's Commitment, a Letter of Credit or the class of loans or commitments of which any of the Loans or such Bank's Commitment forms a part; and the result of any of the foregoing is

                           (i) each to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Loans or Letters of Credit or such Bank's Commitment, or

                           (ii) to reduce the amount of principal, interest or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment or any of the Loans or Letters of Credit, or

                           (iii) to require such Bank or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrowers hereunder, then, and in each such case, such Bank shall deliver to the Borrowers thirty
(30) days prior written notice of such Bank's intent to request payment pursuant to this Section 4.9, and the Borrowers will, within thirty (30) days of demand made by such Bank or (as the case may be) the Agent (which demand may not be made until the expiration of the foregoing fifteen (15) day period) at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as such Bank or the Agent shall determine in good faith to be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Bank and the Agent in determining such amounts may use any reasonable averaging and attribution methods, generally applied by such Bank or the Agent. Notwithstanding the foregoing, the Borrowers shall have the right, in lieu of making the payment referred to in this Section 4.9, to prepay the Loan of the applicable Bank within forty-five (45) days of such demand for payment and avoid the payment of the amounts otherwise due under this Section 4.9, provided, however, that the Borrowers shall be required to pay together with such prepayment of the Loan all other costs, damages and expenses otherwise due under this Agreement as a result of such prepayment. As of the date hereof, each Bank represents and warrants that, to the best of its knowledge, there are no such matters which would give rise to a request for payment under this Section 4.9.

         Section 4.10 CAPITAL ADEQUACY. If after the date hereof any Bank reasonably determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Bank or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy or any amendment or change in interpretation of any existing guideline, request or directive (whether or not having the force of law), has the effect of reducing the return on such Bank's or such holding company's capital as a consequence of such Bank's commitment to make Loans hereunder to a level below that which such Bank or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or such holding company's then existing policies with respect to capital adequacy and assuming the full utilization of such entity's capital) by any amount deemed by such Bank to be material, then such Bank may notify the Borrowers thereof. The Borrowers agree to pay to such Bank the amount of such reduction in the return on capital as and when such reduction is determined upon presentation by such Bank of a statement of the amount setting for the Bank's calculation thereof. In determining such amount, such Bank may use any reasonable averaging and attribution methods. As of the date hereof, each Bank represents and warrants that, to the best of its knowledge, there are no such matters which would give rise to a request for payment under this Section 4.10.

         Section 4.11 INDEMNITY OF BORROWERS. The Borrowers agree to indemnify each Bank and to hold each Bank harmless from and against any loss, cost or expense that such Bank may sustain or incur as a consequence of (a) default by a Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate

Loans, or (b) default by a Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request, or (c) default by a Borrower in making the payments or performing its obligations under Sections 4.9, 4.10, 4.11 or 4.12.

         Section 4.12 INTEREST ON OVERDUE AMOUNTS; LATE CHARGE. Overdue principal and (to the extent permitted by applicable law) interest on the Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the Base Rate, until such amount shall be paid in full (after as well as before judgment), or if such rate shall exceed the maximum rate permitted by law, then at the maximum rate permitted by law. In addition, the Borrowers shall pay a late charge equal to three percent (3%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid within ten (10) days of the date when due.

         Section 4.13 CERTIFICATE. A certificate setting forth any amounts payable pursuant to Section 4.9, Section 4.10, Section 4.11 or Section 4.12 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrowers, shall be conclusive in the absence of manifest error.

         Section 4.14 LIMITATION ON INTEREST. Notwithstanding anything in this Agreement to the contrary, all agreements between the Borrowers and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrowers. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This section shall control all agreements between the Borrowers and the Banks and the Agent.

         Section 5. COLLATERAL SECURITY AND GUARANTY

         Section 5.1 COLLATERAL. The Obligations shall be secured by (i) a perfected first priority lien or security title and security interest to be held by the Agent for the benefit of the Banks in the Projects pursuant to the terms of the Security Deeds, (ii) the Indemnity

Agreements, and (iii) such additional collateral, if any, as the Agent for the benefit of the Banks from time to time may accept as security for the Obligations with the consent of the Majority Banks, which consent may be given or withheld in the sole discretion of the Majority Banks. The Obligations shall also be guaranteed pursuant to the terms of the Guaranty.

         Section 5.2 APPRAISALS; ADJUSTED VALUE.

                  (a) The Agent on behalf of the Banks shall require Appraisals of each of the Projects at the time the applicable Borrower desires to include the Project within the Collateral to determine the Appraised Value for each lot and house plan within the Project, which will be ordered by the Agent and reviewed and approved by the appraisal department of the Agent. The Borrowers shall pay to the Agent within thirty (30) days of demand from Agent all reasonable costs of all such Appraisals.

                  (b) Subject to review by the Agent in the exercise of its good faith business judgment, the Borrowers shall make such quarterly adjustments to the Appraised Value (the "Adjusted Value") of the Borrowing Base Assets and the Borrowing Base as may be required to account for the effects of development costs, sales of Borrowing Base Assets, changes in Indebtedness permitted pursuant to Section 8.1(a) and (g) pursuant to other circumstances, as reflected in the quarterly Compliance Certificate and the monthly Borrowing Base Report, a form of which is attached hereto as EXHIBIT F.

                  (c) Notwithstanding the provisions of Section 5.2, the Agent may, for the purpose of determining the current Appraised Value of a Project and the lots and house plans therein, obtain interim Appraisals updating and revising prior Appraisals with respect to the Projects or such portion thereof as the Agent shall determine (i) at any time after eighteen (18) months following the commencement of such Project if more than twenty percent (20%) of the lots (including any Homes that may have been constructed thereon) for such Project originally budgeted in the Project Budget to have been sold during such period have not been sold or if the average sales price of Homes sold is less than eighty percent (80%) of the average sales price reflected in the Project Budget (provided that the Appraisal shall be limited to the affected Project),
(ii) at any time that the regulatory requirements of any Bank generally applicable to real estate loans of the category made under this Agreement as reasonably interpreted by such Bank shall require more frequent Appraisals, or
(iii) at any time following a condemnation of more than an immaterial portion of a Project (as determined by the Agent) or any material adverse change with respect to a Project (provided that such Appraisal shall be limited to the affected Project). The expense of such Appraisals and updates performed pursuant to this Section 5.2(c) shall be borne by the Borrowers.

                  (d) In the event that the Agent shall advise the Borrowers, on the basis of any Appraisal, update or other valuation pursuant to Section 5.2, that the Borrowing Base is insufficient to comply with the requirements of
Section 9.3, then until such Borrowing Base shall be restored to compliance with
Section 9.3 the Banks shall not be required to make advances under Section 2.1.

                  (e) The Borrowers acknowledge that the Agent may make changes or adjustments to the value set forth in any Appraisal as may be required by the appraisal department of the Agent in the exercise of its good faith business judgment, and that the Agent is not bound by the value set forth in any Appraisal performed pursuant to this Agreement and do not make any representations or warranties with respect to any such Appraisal. The Borrowers further agree that the Banks shall have no liability as a result of or in connection with any such Appraisal for statements contained in such Appraisal, including without limitation, the accuracy and completeness of information, estimates, conclusions and opinions contained in such Appraisal, or variance of such Appraisal from the fair value of such property that is the subject of such Appraisal given by the local tax assessor's office, or the Borrowers' idea of the value of such property.

         Section 5.3 ADDITIONAL COLLATERAL. The Borrowers shall have the right to add a Project to the Collateral, provided that no Project shall be included as Collateral unless and until the following conditions precedent shall have been satisfied:

                           (i) the Project shall be owned one hundred percent (100%) in fee simple by the applicable Borrower;

                           (ii) the Project shall be free and clear of all Liens other than the Liens permitted in Section 8.2(iv)(A), (vi), (vii) and
         (viii);

                           (iii) if such Project exceeds in any respect the Allowed Project Standards, the Project shall have been approved by the Agent and the Majority Banks; the Borrowers acknowledge that the decision of the Banks to grant or withhold their consent to the acceptance of additional Collateral under this Section 5.3(a)(iii) shall be based entirely on such factors as the Banks deem relevant in their sole discretion, and such consent may be granted or withheld solely at the discretion of the Banks.

                           (iv) if the applicable Borrower is not currently a Borrower, it shall have executed and delivered a Joinder Agreement in the form of EXHIBIT G hereto;

                           (v) the Project shall satisfy each other condition in this Agreement and the other Loan Documents applicable thereto; and

                           (vi) the applicable Borrower shall have executed and/or delivered to the Agent all Project Qualification Documents.

From and after the approval of a Project, all of the conditions set forth in this Section 5.3 shall continue to be satisfied at all times.

         Section 5.4 RELEASES OF LIENS.

                  (a) Provided no Default or Event of Default shall have occurred hereunder and be continuing (or would exist immediately after giving effect to the release requested), the Agent shall release an individual lot or lot and Home from the lien of the

Security Documents encumbering the same, upon the request of a Borrower and subject to the following terms and conditions:

                           (i) Such release shall be as a result of an arms-length sale of such lot or Home and lot in the ordinary course of such Borrower's business to a party that is not an Affiliate of any Borrower, any Guarantor or any Unrestricted Subsidiary; and

                           (ii) The applicable Borrower shall pay or cause to be paid to the Agent for the account of the Banks contemporaneously with each sale of a lot or Home all of the Net Sales Proceeds therefrom; and

                           (iii) Agent shall execute documents necessary to release each lot or Home from the Security Documents only upon the sale of each such lot or Home therein or only upon the sale of all lots or Homes therein, which release documents shall be reasonably satisfactory to Agent. Provided no Default or Event of Default has occurred and is continuing, the Agent agrees to release the applicable Borrower from liability under the Notes, this Agreement and the other Loan Documents (excluding the Indemnity Agreement) upon the sale of all lots or Homes in the applicable Project and any other Projects owned by such Borrower.

                  (b) Notwithstanding the foregoing, the Agent may delegate the release of lots and Homes for a Project from the lien of the Security Documents to such third party escrow agents or title companies approved from time to time by Agent. Such releases will be administered by such escrow agent or title company in accordance with such standards and procedures as Agent may from time to time require, and Agent shall have the right to revoke the authority of any such escrow agent or title company to execute such releases at any time. The Borrowers shall pay all fees, costs and expenses of each such escrow agent or title company.

                  (c) The Borrowers may not obtain a release any portion of a Project from the lien of the Security Documents unless such release is in accordance with the provisions of this Section 5.4.

         Section 6. REPRESENTATIONS AND WARRANTIES

         Each of the Borrowers and the Guarantors represent and warrant to the Agent and the Banks as follows:

         Section 6.1 CORPORATE AUTHORITY, ETC.

                  (a) ORGANIZATION; GOOD STANDING. Each Borrower is a California or Delaware limited partnership or limited liability company duly organized pursuant to its certificate of limited partnership, articles of organization or certificate of formation filed with the Secretary of State of California or Delaware, as applicable, and is validly existing and in good standing under the laws of the State of California and Delaware. WPHD is a California limited partnership duly organized pursuant to its certificate of limited partnership filed with the Secretary of State of California on December 3, 1993 and is validly existing and in good standing under the laws of the State of California. WPHD II is a California limited partnership duly organized pursuant to its certificate of limited partnership filed with the Secretary of State of California on May 16, 1996 and is validly existing and in good standing under the laws of the State of California. Porter is a Delaware limited liability company duly organized pursuant to its certificate of formation filed with the Secretary of State of Delaware on April 17, 1998, and is validly existing and in good standing under the laws of the States of California and Delaware. Each of LAMCO, WPHI and AP LHI is a California corporation duly organized pursuant to its articles of incorporation filed with the Secretary of State of California and is validly existing and in good standing under the laws of the State of California. AP Western is a Delaware corporation and AP WP is a Delaware limited partnership duly organized pursuant to articles of incorporation and a certificate of limited partnership, respectively, filed with the Delaware Secretary of State, and each is validly existing and in good standing under the laws of the States of Delaware and California. Each Unrestricted Subsidiary is a limited partnership, corporation or limited liability company, as applicable, duly organized pursuant to its certificate of limited partnership or other organizational agreements filed with the appropriate Secretary of State and is validly existing and in good standing under the laws of its state of organization. Each of the Borrowers, the Guarantors, LAMCO, WPHI, AP LHI, AP Western, AP WP and the Unrestricted Subsidiaries (i) has all requisite power to own its respective properties and conduct its respective business as now conducted and as presently contemplated, and (ii) to the extent applicable, is in good standing as a foreign entity and is duly authorized to do business in the jurisdictions where the applicable Projects are located and, as to each of such Persons, in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of such Person.

                  (b) AUTHORIZATION. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrowers or the Guarantors are or are to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the articles of incorporation, partnership agreement, declaration of trust or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person.

                  (c) ENFORCEABILITY. The execution and delivery of this Agreement and the other Loan Documents to which the Borrowers or the Guarantors are or are to become a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought and subject to other qualifications to enforcement set forth in the legal opinion(s) of the Borrowers' and Guarantors' counsel approved by the Agent.

         Section 6.2 GOVERNMENTAL APPROVALS. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrowers or the Guarantors are or are to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

         Section 6.3 TITLE TO PROPERTIES; LEASES. Except as set forth on
SCHEDULE 6.3 hereto, the Borrowers, the Guarantors and the Unrestricted Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Combined WPH Entity, as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances, except for Permitted Liens. Without limiting the foregoing, such Persons have good and indefeasible fee simple title to all real and personal property reasonably necessary for the operation of its business, free from all liens or encumbrances of any nature whatsoever, except for Permitted Liens. Each Borrower is the insured under a policy for owner's title insurance covering the applicable Project owned by such Borrower in an amount not less than the purchase price of such Project.

         Section 6.4 FINANCIAL STATEMENTS. The Combined WPH Entity has furnished or caused to be furnished to each of the Banks: (a) the consolidated balance sheets of the Combined WPH Entity and its respective Subsidiaries as of the Balance Sheet Date certified by the Combined WPH Entity's chief finance or accounting officer as fairly presenting the balance sheet of such Persons for such period, and (b) certain other financial information. Such balance sheet and statements have been prepared in accordance with generally accepted accounting principles and fairly present the financial condition of the Combined WPH Entity and its Subsidiaries as of such dates and the results of the operations of the Combined WPH Entity and its Subsidiaries for such periods. As of the date of such financial statements, there are no liabilities, contingent or otherwise, of the Combined WPH Entity or any of its Subsidiaries involving material amounts not disclosed in said financial statements and the related notes thereto.

         Section 6.5 NO MATERIAL CHANGES. Since the Balance Sheet Date, there has occurred no materially adverse change in the financial condition or business of the Borrowers, the Guarantors or the Unrestricted Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Combined WPH Entity, as of the Balance Sheet Date, or the Combined WPH Entity's consolidated statement of income or cash flows for the fiscal year then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of such Person. There has occurred no materially adverse change in the financial condition or business of any of the Projects from the condition shown on the statements delivered to the Banks other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of the Projects.

         Section 6.6 FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrowers, the Guarantors and the Unrestricted Subsidiaries possess all franchises, patents, copyrights, trademarks, trade names, servicemarks, licenses, liquor licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known violation of any rights of others, except where a failure to possess such rights could not have a materially adverse effect on the business, assets or financial condition of the Borrowers or the Guarantors.

         Section 6.7 LITIGATION. Except as stated on SCHEDULE 6.7, there are no actions, suits, proceedings or investigations of any kind pending or, to the best of the Borrowers' and the Guarantors' knowledge and belief, threatened against any Borrower, any Guarantor or any Unrestricted Subsidiary, WPHI, LAMCO, AP LHI, AP Western or AP WP before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of any of the Borrowers or the Guarantors or materially impair the right of such Person to carry on business substantially as now conducted by it, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained on the balance sheet of such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of such Person to pay and perform the Obligations in the manner contemplated by this Agreement and the other Loan Documents. There are no judgments outstanding against or affecting any Borrower, any Guarantor, any Unrestricted Subsidiary, WPHI, LAMCO, AP LHI, AP Western or AP WP or any of the Collateral.

         Section 6.8 NO MATERIALLY ADVERSE CONTRACTS, ETC. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of any of the Borrowers or the Guarantors. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is a party to any contract or agreement that has or is expected, in the judgment of the partners, members or officers of such Person, to have any materially adverse effect on the business of any of the Borrowers or the Guarantors.

         Section 6.9 COMPLIANCE WITH OTHER INSTRUMENTS, LAWS, ETC. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is in violation of any provision of its partnership agreement, charter or other organizational documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of any of the Borrowers or the Guarantors.

         Section 6.10 TAX STATUS. Each of the Borrowers, the Guarantors, the Unrestricted Subsidiaries, WPHI, LAMCO, AP LHI, AP Western and AP WP (a) has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, if applicable or required, except to the extent such Person has obtained an extension of the deadline to file such return, (b) has paid all taxes and other private or governmental assessments and charges shown or determined to be due on such returns, reports and declarations, if applicable or required, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply, if applicable or required. There are no unpaid taxes or assessments in any material amount claimed to be due by the taxing authority of any jurisdiction or pursuant to any private agreement except for those that are being contested as permitted in this Agreement, and the partners, members or officers of such Person know of no basis for any such claim.

         Section 6.11 NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

         Section 6.12 HOLDING COMPANY AND INVESTMENT COMPANY ACTS. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

         Section 6.13 ABSENCE OF UCC FINANCING STATEMENTS, ETC. Except as set forth on SCHEDULE 6.13 hereto, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrowers or rights thereunder or other Collateral (excluding any such items in favor of the Agent).

         Section 6.14 SETOFF, ETC. The Collateral and the rights of the Agent and the Banks with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrowers are the owners of the Collateral free from any lien, security interest, encumbrance or other claim or demand, except the Permitted Liens.

         Section 6.15 CERTAIN TRANSACTIONS. Except as set forth in SCHEDULE 6.15 hereto, none of the partners, members, officers, trustees, directors, or employees of the Borrowers, the Guarantors or the Unrestricted Subsidiaries is a party to any transaction with the

Borrowers (other than for services as partners, members, employees, officers, trustees and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, member, officer, trustee, director or such employee or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any partner, member, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee, member, or partner, unless such contract, agreement or other arrangement is an arm's-length arrangement with terms comparable to those which would be obtained from an unaffiliated Person or as otherwise approved by the Agent.

         Section 6.16 EMPLOYEE BENEFIT PLANS. The Borrowers and the Guarantors are in compliance in all material respects with ERISA. There has been no Reportable Event with respect to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. There has been no institution of proceedings or any other action by PBGC, the Borrower or any ERISA Affiliate to terminate or withdraw or partially withdraw from any such Plan under any circumstances which could lead to material liabilities to PBGC or, with respect to a Multiemployer Plan, the "Reorganization" or "Insolvency" (as each such term is defined in ERISA) of any such Plan. No "prohibited transaction" (within the meaning of
Section 406 of ERISA or Section 4975 of the Code) has occurred with respect to any such Plan, and the consummation of the transactions provided for in this Agreement and compliance by the parties with the provisions hereof and the other Loan Documents will not involve any prohibited transaction.

         Section 6.17 ERISA TAXES. None of the Borrowers nor any ERISA Affiliate thereof is currently and no Borrower has reason to believe that such Borrower or any ERISA Affiliate thereof will become subject to any liability (other than routine expenses or contributions relating to the Plans set forth on SCHEDULE 6.17, if timely paid), tax or penalty whatsoever to any person whomsoever, which liability, tax or penalty is directly or indirectly related to any Plans set forth on SCHEDULE 6.17 including, but not limited to, any penalty or liability arising under Title I or Title IV of ERISA, any tax or penalty resulting from a loss of deduction under Sections 404 and 419 of the Code, or any tax or penalty under Chapter 43 of the Code, except such liabilities, taxes or penalties (when taken as a whole) as will not have a material adverse effect on such Borrower or upon its financial condition, assets, business, operations, liabilities or prospects.

         Section 6.18 PLAN PAYMENTS. The Borrowers and each ERISA Affiliate thereof have made full and timely payment of all amounts (i) required to be contributed under the terms of each Plan set forth on SCHEDULE 6.17 and applicable law and (ii) required to be paid as expenses of each Plan set forth on SCHEDULE 6.17. No Plan set forth on SCHEDULE 6.17 would have an "amount of unfunded benefit liabilities" (as defined in Section 4001(a)(18) of ERISA) if such Plan were terminated as of the date on which this representation and warranty is made.

         Section 6.19 REGULATIONS U AND X. No portion of any Loan is to be used by the Borrowers for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

         Section 6.20 ENVIRONMENTAL COMPLIANCE. The Borrowers have taken all commercially reasonable steps necessary to investigate the past and present conditions and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, makes the following representations and warranties. All of the representations and warranties in this Section 6.20 shall be deemed to except the matters specifically set forth in the written environmental site assessment reports of the Environmental Engineer provided to the Agent on or before the date hereof or, in the case of Real Estate acquired after the date hereof, the environmental site assessments reports with respect thereto provided to the Agent under Section 5.3.

                  (a) With respect to each Project and, to the best of the Borrowers' knowledge, with respect to any other Real Estate, none of the Borrowers, the Guarantors or the operators of the Real Estate, or any operations thereon is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation involves a Project or other Real Estate and would have a material adverse effect on the environment or the business, assets or financial condition of any Borrower or any Guarantor.

                  (b) None of the Borrowers or the Guarantors has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. Section 9601(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C.
Section 9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at, on or under the Real Estate for which a federal, state or local agency or other third party has conducted or has ordered that any Borrower or any Guarantor conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

                  (c) With respect to each Project and, to the best of the Borrowers' knowledge, with respect to any other Real Estate: (i) no portion of the Real Estate has been used as a landfill or for dumping or for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate; (ii) in the course of any activities conducted by the Borrowers, the Guarantors or the operators of any of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "Release") or, to the best of the Borrowers' knowledge, threatened Release of Hazardous Substances on, upon, into or from a Project or, to the best of the Borrowers' knowledge, on, upon, into or from the other properties of such Persons, which Release would have a material adverse effect on the value of any of the Real Estate or adjacent properties or the environment; (iv) to the best of the Borrowers' knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) to the best of the Borrowers' knowledge, any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site only by carriers having an identification number issued by the EPA or approved by a state or local environmental regulatory authority having jurisdiction regarding the transportation of such substance and treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under all applicable Environmental Laws, which transporters and facilities have been and are, to the best of the Borrowers' knowledge, operating in compliance with such permits and applicable Environmental Laws.

                  (d) None of the Borrowers, the Guarantors, the Projects or the Collateral is subject to any applicable Environmental Law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby, or as a condition to the recording of the Security Deed or any Security Document or to the effectiveness of any other transactions contemplated hereby or thereby.

         Section 6.21 WPH SUBSIDIARIES. SCHEDULE 6.21 sets forth, as of the date hereof, all of the Borrowers and Unrestricted Subsidiaries currently owning Real Estate, the form and jurisdiction of organization of each of such Persons, and WPHD's, WPHD II's or Porter's ownership interests therein.

         Section 6.22 LOAN DOCUMENTS. All of the representations and warranties made by or on behalf of the Borrowers, the Guarantors and the Unrestricted Subsidiaries in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Banks pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and none of such Persons has failed to disclose such information as is necessary to make such representations and warranties not misleading in any material respect. There is no material fact or circumstance that has not been disclosed to the Agent and the Banks, and the written information, reports and other papers and data with respect to the Borrowers, the Guarantors, the Unrestricted Subsidiaries, the Projects and the Collateral (other than projections and estimates) furnished to the Agent or the Bank in connection with this Agreement or the obtaining of the commitments of the Banks hereunder were, at the time so furnished and when considered as a whole, complete and correct in all material respects, or have been subsequently supplemented by other information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to budgets, projections and other forward-looking speculative information prepared in good faith by the Borrowers (except to the extent the related assumptions are manifestly unreasonable).

         Section 6.23 PROPERTY. All of the Borrowers' and the Guarantors' Real Estate is in good condition and working order subject to ordinary wear and tear. Except as disclosed to Agent in writing, there are no unpaid or outstanding real estate or other taxes or assessments on or against any property of the Borrowers or the Guarantors which are payable by any Borrower or any Guarantor (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). Except as disclosed to Agent in writing, there are no pending eminent domain proceedings against any Projects or Collateral or any part thereof, and, to the knowledge of the Borrowers, no such proceedings are presently threatened or contemplated by any taking authority which in either case may individually or in the aggregate have any materially adverse effect on the business or financial condition of the Borrowers or the Guarantors. None of the Projects or Collateral is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any materially adverse effect on the business or financial condition as a whole of the Borrowers or the Guarantors.

         Section 6.24 BROKERS. The Borrowers have not engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

         Section 6.25 PARTNERS AND MEMBERS.

                  (a) As of the date hereof, (i) LAMCO is the managing general partner and AP WP is the only other general partner of WPHD and LAMCO and AP WP collectively own two percent (2%) of the partnership interests in WPHD, (ii) LAMCO is the administrative managing member and AP Western is the only other managing member of Porter and LAMCO and AP Western collectively own two percent (2%) of the member interests in Porter, (iii) AP LHI is the managing general partner and AP Western is the only other general partner of WPHD II and AP LHI and AP Western collectively own two percent (2%) of the partnership interests in WPHD II, (iv) WPHD owns ninety-nine percent (99%) of the member interests of each of the Borrowers existing as of the date hereof, (v) LAMCO is the administrative managing member and AP Western is the only other managing member of each of the Borrowers existing as of the date hereof and collectively LAMCO and AP Western own one percent (1%) of the member interests in each of such Borrowers.

                  (b) After the consummation of the Schuler Merger, Parent will own, either directly or indirectly, one hundred percent (100%) of the partnership or member interests of WPHD, WPHD II, Porter and each of the Borrowers existing as of the date hereof.

         Section 6.26 OPTIONS TO ACQUIRE; RESTRICTIONS ON DEVELOPMENT. None of the Projects are subject to any right of first refusal, right of first offer or other options to purchase except as set forth on SCHEDULE 6.26 hereto. Other than standard and customary development agreements entered into in the ordinary course of the Borrowers' business or standard and customary conditions and restrictions of record affecting the applicable Project which do not, taken individually, have a material economic impact on the applicable Project, none of the Projects is subject to any material agreement restricting or limiting its development except as set forth on SCHEDULE 6.26.

         Section 6.27 TRANSACTION IN BEST INTERESTS OF BORROWER; CONSIDERATION. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrowers, the Guarantors and the creditors of such Persons. The direct and indirect benefits to inure to the Borrowers and the Guarantors pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in Section 548 of the Bankruptcy Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrowers and the Guarantors pursuant to this Agreement and the other Loan Documents, and but for the willingness of the Borrowers to be jointly and severally liable for the Loans and the Guarantors to guaranty the Loan, the Borrowers would be unable to obtain the financing contemplated hereunder which financing will enable the Borrowers to have available financing to conduct and expand their business.

         Section 6.28 NO FRAUDULENT INTENT. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by any Borrower or any Guarantor with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

         Section 6.29 SOLVENCY. As of the Closing Date and after giving affect to the transactions contemplated by this Agreement and the other Loan Documents, including all of the Loans made or to be made hereunder, none of the Borrowers or the Guarantors is insolvent on a balance sheet basis, the sum of such Person's assets exceeds the sum of such Person's liabilities, each such Person is able to pay its debts as they become due, and each such Person has sufficient capital to carry on its business. None of the Borrowers or the Guarantors has entered into the Loan or any Loan Document with the actual intent to hinder, delay or defraud any creditor.

         Section 6.30 NO BANKRUPTCY FILING. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property, and neither the Borrowers nor the Guarantors have any knowledge of any Person contemplating the filing of any such petition against it or any of such other Persons.

         Section 6.31 OTHER DEBT. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is in default (after giving effect to applicable grace periods) in the payment of any Indebtedness or the terms of any agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or other lease to which any of them is a party which would have a material adverse effect on the business, assets or financial condition of any of the Borrowers or the Guarantors. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries nor WPHI, LAMCO, AP LHI, AP Western or AP WP is a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time of payment of any of the Obligations to any other Indebtedness or obligation of such Person. The Borrowers have provided to the Agent true, correct and complete copies of all loan agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrowers, the Guarantors or their respective properties and entered into by such Persons as of the date of this Agreement with respect to any Indebtedness of such Person (including, without limitation, the Subordinate Debt, the Allowed Venture Financing, the Participating Equity Loans and the Capitalization Loans.

         Section 6.32 COMPLIANCE WITH PARTNERSHIP AND OPERATING AGREEMENTS. The terms of this Agreement and the other Loan Documents are in compliance with the partnership agreements or operating agreements, as applicable, of the Borrowers and the Guarantors. Each Borrower and Guarantor and each Borrower's respective Project and the development thereof is in compliance with each such Person's respective partnership agreement or operating agreement, as applicable.

         Section 6.33 DEFAULT UNDER PARTNERSHIP AND OPERATING AGREEMENTS. No partner or member of any Borrower, Guarantor or Unrestricted Subsidiary is in default in the performance of any of its obligations under the respective partnership agreement or operating agreement, as applicable, of any such Borrower, Guarantor or Unrestricted Subsidiary.

         Section 6.34 RESTRICTIONS. Each Borrower is familiar with all restrictions that affect its respective Project and the construction of the improvements thereon and the contemplated use thereof. Each Borrower has obtained, or will be able to obtain, all permits, approvals, consents and other authorization necessary under the restrictions for such construction and use, and such construction and use will comply with the restrictions. There is no violation or asserted violation of any restrictions concerning any of the Projects or the existing or contemplated use thereof.

         Section 6.35 ENTITLED LAND. All of the Projects consist of Entitled
Land.

         Section 6.36 TENTATIVE TRACT MAPS. With respect to those Projects for which final tract maps have not been recorded, the legal description of each such Project contained in the applicable Deed of Trust which encumbers each such Project and in the Title Policy which insures each such Deed of Trust describes the Entitled Land depicted in the tentative tract map which has been provided to the Agent for each such Project.

         Section 7. AFFIRMATIVE COVENANTS OF THE BORROWERS AND GUARANTORS

         The Borrowers and the Guarantors covenant and agree that, so long as any Loan, Note or Letter of Credit is outstanding or any Bank has any obligation to make any Loans or the Issuing Bank has any obligation to issue any Letter of
Credit:

         Section 7.1 PUNCTUAL PAYMENT. The Borrowers will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes as well as all other sums owing pursuant to the Loan Documents.

         Section 7.2 MAINTENANCE OF OFFICE. The Borrowers and the Guarantors will maintain their chief executive office at 300 Continental Boulevard, Suite 390, El Segundo, California 90245, or at such other place in the United States of America as the Borrowers shall designate upon prior written notice to the Agent and the Banks, where notices, presentations and demands to or upon the Borrowers in respect of the Loan Documents may be given or made.

         Section 7.3 RECORDS AND ACCOUNTS. The Combined WPH Entity will keep and cause each of its Subsidiaries to keep, (a) true and accurate records and books of account in which full, true and correct entries will be made in accordance with generally accepted accounting principles, as revised from time to time, and
(b) adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. The Combined WPH Entity shall not, without the prior written consent of the Agent, make any material change to the accounting procedures used by such Person or its Subsidiaries in preparing the financial statements and other information described in Section 6.4 or change its fiscal year.

         Section 7.4 FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. The Borrowers will deliver to the Agent with sufficient copies for each of the Banks (and the Agent will deliver to the Banks upon its receipt thereof):

                  (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of the Combined WPH Entity and the Borrowers, the audited consolidated balance sheet of the Combined WPH Entity and its Subsidiaries and the Borrowers, on an aggregated basis, at the end of such year, and the related audited consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by an auditor's report prepared without qualification by an accounting firm reasonably acceptable to the Agent, and any other information the Agent may reasonably require to complete a financial analysis of the Combined WPH Entity and its Subsidiaries and the Borrowers, together with a written statement from such accountants to the effect that they have read a copy of this Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Default or Event of Default, or, if such accountants shall have obtained knowledge of any then existing Default or Event of Default they shall disclose in such statement any such Default or Event of Default. For the purpose of this
Section 7.4, the Consolidated financial statements of the Combined WPH Entity shall be prepared in a manner consistent with the definitions of the terms "Consolidated Total Assets" and "Consolidated Total Liabilities";

                  (b) as soon as practicable, but in any event not later than sixty (60) days after the end of each fiscal quarter of the Combined WPH Entity and the Borrowers (including the fourth fiscal quarter in each year), copies of the unaudited balance sheet of the Combined WPH Entity and its Subsidiaries and the Borrowers prepared on a consolidating basis as at the end of such quarter, and the related unaudited statements of income, changes in capital and cash flows for the portion of the fiscal year then elapsed prepared on a consolidating basis, all prepared in accordance with generally accepted accounting principles, and showing any variations for such quarter by Project from the initial Project Budget, which information shall be provided in the form of the balance sheet and statements previously provided to the Agent, together with a certification by the principal financial or accounting officer of the Combined WPH Entity that the information contained in such financial statements fairly presents the financial position of the Combined WPH Entity and its Subsidiaries and the Borrowers on the date thereof (subject to year-end adjustments);

                  (c) contemporaneously with the delivery of the financial statements referred to in clause (a) above, a statement of all contingent liabilities of the Combined WPH Entity and its Subsidiaries and the Borrowers which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guarantees, endorsements and other contingent obligations in respect of indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

                  (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the principal finance or accounting officer of LAMCO on behalf of each of the Borrowers and the Guarantors in the form of EXHIBIT E hereto evidencing compliance with the covenants contained in
Section 9 and the other covenants described therein, and (if applicable) reconciliations to reflect changes in generally accepted accounting principles since the Balance Sheet Date;

                  (e) simultaneously with the delivery of the Borrowing Base Report referred to in subsection (g) below, unaudited financial statements by division, a listing of each Project and its location, its size, unit sales and unsold inventory of lots and Homes for each Project, a breakdown of the composition of such inventory, a summary of the status of existing Projects and proposed new Investments, a report of the historical cost expended on each Project, current quarter net income and such other information as Agent may reasonably request;

                  (f) simultaneously with the delivery of the financial statements referred to in subsection (a) above, copies of the unaudited balance sheet of each Borrower as of the end of each year, and the related unaudited statements of income, changes of capital and cash flows for such Borrower's fiscal year, all prepared in accordance with generally accepted accounting principles, together with a certification by the principal financial or accounting officer of such Borrower that the information contained in such financial statements fairly presents the financial position of such Borrower on the date thereof (subject to year-end adjustments);

                  (g) not later than five (5) days after the end of each month, the Borrowing Base Report in the form of EXHIBIT F hereto calculating the Borrowing Base and showing the Borrowing Base Assets;

                  (h) contemporaneously with the delivery of such information to the partners or members of the Borrowers, copies of all investment reports, investment summaries, appraisals or other information relating to the Projects;

                  (i) if requested by the Agent, copies of all annual federal income tax returns and amendments thereto of any of the Guarantors and any of their respective Subsidiaries;

                  (j) not later than forty-five (45) days after the end of each fiscal quarter of the Combined WPH Entity (including the fourth fiscal quarter in each year), a statement, certified as true and correct by the Authorized Officer of the Combined WPH Entity, of all recourse and non-recourse Indebtedness of the Combined WPH Entity and its Subsidiaries as of the end of such fiscal quarter, including, with respect to each such Indebtedness, the outstanding principal amount as of the end of such fiscal quarter, the amount remaining undisbursed, if any, the maturity date and any extension options, the required monthly payments of principal and interest, the identity of the lender, the interest rate, the collateral for such Indebtedness and whether such Indebtedness is recourse or non-recourse;

                  (k) not later than then (10) days after approval by the Combined WPH Entity, but in any event not later than March 31st of the then current fiscal year, the Budget for the next fiscal year together with a three
(3) year projection. Such Budget shall be in form reasonably satisfactory to the Agent and shall be submitted to the Agent together with a narrative description of the assumptions upon which the Budget is based and such other information as the Agent may request;

                  (l) copies of any and all filings made with the SEC; and

                  (m) from time to time such other financial data and information in the possession of the Borrowers and the Guarantors (including without limitation auditors' management letters, market comparable studies, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrowers and the Guarantors) as the Agent may reasonably request.

         Section 7.5 NOTICES.

                  (a) DEFAULTS. The Borrowers will promptly notify the Agent in writing of the occurrence of any Default or Event of Default. If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, obligation or other evidence of indebtedness to which or with respect to which any Borrower, any Guarantor or any Unrestricted Subsidiary is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would have a material adverse effect on any of the Borrowers or the Guarantors or constitute a Default or Event of Default, such Person shall forthwith give written notice thereof to the Agent, describing the notice or action and the nature of the claimed default.

                  (b) ENVIRONMENTAL EVENTS. The Borrowers will promptly give notice to the Agent (i) upon any Borrower obtaining knowledge of any potential or known Release, or threat of Release, of any Hazardous Substances at or from any Real Estate; (ii) of any violation of any Environmental Law that any Borrower or any Guarantor reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency and (iii) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves the Real Estate or has the potential to materially affect the assets, liabilities, financial conditions or operations of any Borrower or any Guarantor or the Agent's liens on any Collateral pursuant to the Security Documents.

                  (c) NOTIFICATION OF CLAIMS AGAINST COLLATERAL. The Borrowers will, promptly upon becoming aware thereof, notify the Agent in writing of any setoff, claims (including, with respect to the Real Estate, environmental claims), withholdings or other defenses to which any of the Collateral, or the rights of the Agent or the Banks with respect to the Collateral, are subject.

                  (d) NOTICE OF LITIGATION AND JUDGMENTS. The Borrowers will give notice to the Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting any Borrower, Guarantor or Unrestricted Subsidiary, WPHI, LAMCO, AP LHI, AP Western or AP WP or to which any of such Persons is or is to become a party involving an uninsured claim against any of such Persons that could reasonably be expected to have a materially adverse effect on any of the Borrowers or the Guarantors and stating the nature and status of such litigation or proceedings. The Borrowers will give notice to the Agent, in writing, in form and detail satisfactory to the Agent and each of the Banks, within ten days of any judgment not covered by insurance, whether final or otherwise, against any Borrower, Guarantor or Unrestricted Subsidiary, WPHI, LAMCO, AP LHI, AP Western or AP WP in an amount in excess of $100,000.00.

                  (e) NOTICE OF MATERIAL ADVERSE EFFECT. The Borrowers will give notice to the Agent in writing within fifteen (15) days of becoming aware of the occurrence of any event or circumstance which might have a material adverse effect on the business, assets or financial condition of any Borrower or any Guarantor.

                  (f) NOTICE OF CASUALTY OF CONDEMNATION. The Borrowers will give notice to the Agent in writing within fifteen (15) days of becoming aware of any casualty to or condemnation of all or any portion of a Project.

         Section 7.6 EXISTENCE; MAINTENANCE OF PROPERTIES.

                  (a) Each Borrower will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a California or Delaware limited partnership or limited liability company, as applicable. Each Guarantor will do and will cause each of their Subsidiaries to do or cause to be done all things necessary to preserve and keep in full force and effect their legal existence and all of their material rights and franchises. The Borrowers and the Guarantors will continue to, and will cause their respective Subsidiaries to continue to engage primarily in the businesses now conducted by them and in related businesses.

                  (b) Irrespective of whether proceeds of the Loans are available for such purpose, the Borrowers and the Guarantors (i) will cause all of their properties and those of their respective Subsidiaries used or useful in the conduct of their business to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of its properties or on the financial condition, assets or operations of the Borrowers and the Guarantors and their respective Subsidiaries.

         Section 7.7 INSURANCE. The Borrowers will, at their expense, procure and maintain for the benefit of the Borrowers and the Agent, insurance policies issued by such insurance companies, in such amounts, in such form and substance, and with such coverages, endorsements, deductibles and expiration dates (which, other than the initial expiration date following the Closing Date for coverages for workers compensation and employers liability insurance, shall not be less than 12 months) as are reasonably acceptable to the Agent, providing the following types of insurance covering the Projects:

                           (i) "All Risks" property insurance on each Home in an amount not less than one hundred percent (100%) of the full replacement cost of each Home determined annually by an insurer, or, if not so determined by the insurer, by a qualified appraiser selected and paid for by the Borrowers and acceptable to the Agent, or such other limit as the Agent may approve, with deductibles not to exceed $10,000 for any one occurrence (except for deductibles for Soft Costs not to exceed thirty (30) days of Soft Costs), with a replacement cost coverage endorsement, an agreed amount endorsement, and, if requested by the Agent, a contingent liability from operation of building laws endorsement, a demolition cost endorsement and an increased cost of construction endorsement in such amounts as the Agent may require. Full replacement cost as used herein means the cost of replacing the Home (exclusive of the cost of excavations, foundations and footings below the lowest basement floor), without deduction for physical depreciation thereof;

                           (ii) During the course of construction or repair of any Home, the insurance required by clause (i) above shall be written on a builders risk, completed value, reporting form (provided that the Borrowers shall be obligated to make up any shortfall in insurance proceeds based upon a failure to report under such insurance), meeting all of the terms required by clause (i) above, covering the total value of work performed, materials, equipment, machinery and supplies furnished, existing structures, and temporary structures being erected on or near the Project, including coverage against collapse and damage during transit or while being stored off-site, and containing a soft costs (including loss of rents) coverage endorsement and a permission to occupy endorsement;

                           (iii) Flood insurance if at any time any Home is located in any federally designated "special hazard area" (including any area having special flood, mudslide and/or flood-related erosion hazards, and shown on a Flood Hazard Boundary Map or a Flood Insurance Rate Map published by the Federal Emergency Management Agency as Zone A, AO, Al-30, AE, A99, AH, VO, Vl-30, VE, V, M or E) and the broad form flood coverage required by clause (i) above is not available, in an amount equal to the full replacement cost or the maximum amount then available under the National Flood Insurance Program;

                           (iv) Commercial general liability insurance against claims for personal injury (to include, without limitation, bodily injury and personal and advertising injury) and property damage liability, all on an occurrence basis, if commercially available, with such coverages as the Agent may reasonably request (including, without limitation, contractual liability coverage and coverages equivalent to an ISO broad form endorsement), with a general aggregate limit of not less than $2,000,000, a completed operations aggregate limit of not less than $2,000,000, and a combined single "per occurrence" limit of not less than $1,000,000 for bodily injury, property damage and medical payments;

                           (v) During the course of construction or repair of any Project, owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the insurance required by clause (iv) above;

                           (vi) Employers liability insurance;

                           (vii) Umbrella liability insurance with limits of not less than $25,000,000 to be in excess of the limits of the insurance required by clauses (iv),


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

         (v) and (vi) above, with coverage at least as broad as the primary coverages of the insurance required by clauses (iv), (v) and (vi) above, with any excess liability insurance to be at least as broad as the coverages of the lead umbrella policy. All such policies shall be endorsed to provide defense coverage obligations;

                           (viii) Workers' compensation insurance for all employees of the Borrowers engaged on or with respect to a Project; and

                           (ix) Such other insurance (excluding earthquake and subsidence insurance) in such form and in such amounts as may from time to time be reasonably required by the Agent against other insurable hazards and casualties which at the time are commonly insured against in the case of properties of similar character and location to the Project.

         The Borrowers shall pay all premiums on insurance policies. The insurance policies with respect to all Projects provided for in clauses (iv),
(v) and (vii) above with respect to all Projects shall name the Agent and each Bank as an additional insured and shall contain a cross liability/ severability endorsement. The insurance policies provided for in clauses (i), (ii) and (iii) above shall name the Agent as mortgagee and loss payee, shall be first payable in case of loss to the Agent, and shall contain mortgagee clauses and lender's loss payable endorsements in form and substance acceptable to the Agent. The Borrowers shall deliver duplicate originals or certified copies of all such policies to the Agent, and the Borrowers shall promptly furnish to the Agent all renewal notices and evidence that all premiums or portions thereof then due and payable have been paid. At least 30 days prior to the expiration date of the policies, the Borrowers shall deliver to the Agent evidence of continued coverage, including a certificate of insurance, as may be satisfactory to the Agent.

                  (a) All policies of insurance required by this Agreement shall contain clauses or endorsements to the effect that (i) no act or omission of the Borrowers or anyone acting for such Person (including, without limitation, any representations made in the procurement of such insurance), which might otherwise result in a forfeiture of such insurance or any part thereof, no occupancy or use of the Project for purposes more hazardous then permitted by the terms of the policy, and no foreclosure or any other change in title to the Project or any part thereof, shall affect the validity or enforceability of such insurance insofar as the Agent is concerned, (ii) the insurer waives any right of setoff, counterclaim, subrogation, or any deduction in respect of any liability of any such Person and the Agent, (iii) such insurance is primary and without right of contribution from any other insurance which may be available,
(iv) such policies shall not be modified, canceled or terminated prior to the scheduled expiration date thereof without the insurer thereunder giving at least thirty (30) days prior written notice to the Agent by United States mail (ten
(10) days if cancellation is due to nonpayment of premiums), and (v) that the Agent or the Banks shall not be liable for any premiums thereon or subject to any assessments thereunder, and shall in all events be in amounts sufficient to avoid any coinsurance liability.

                  (b) The insurance required by this Agreement may be effected through a blanket policy or policies covering additional locations and property of the Borrowers and other Persons other than the Projects, provided that such blanket policy or policies comply with all of the terms and provisions of this
Section 7.7 and contain endorsements or clauses providing for per project aggregate limits of insurance in the case of general liability insurance (excluding products and completed operations coverage).

                  (c) All policies of insurance required by this Agreement shall be issued by companies authorized to do business in the State where the policy is issued and also in the states where the Project is located and having a rating in Best's Key Rating Guide of at least "A-" and a financial size category of at least "VI".

                  (d) None of the Borrowers shall carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Agreement unless such insurance complies with the terms and provisions of this Section 7.7.

                  (e) In the event of any loss or damage to a Project, the applicable Borrower shall give prompt written notice to the insurance carrier and the Agent, and the Agent shall furnish a copy of such notice promptly to each of the Banks. The Borrowers hereby irrevocably authorize and empower the Agent, at the Agent's option and in the Agent's sole discretion or at the request of the Majority Banks in their sole discretion, as attorney in fact for the Borrowers, to make proof of such loss, to adjust and compromise any claim under insurance policies, to appear in and prosecute any action arising from such insurance policies, to collect and receive insurance proceeds, and to deduct therefrom the Agent's expenses incurred in the collection of such proceeds; provided, however, that so long as no Default or Event of Default has occurred and is continuing and so long as the Borrowers shall in good faith diligently pursue such claim, the Borrowers may make proof of loss and appear in any proceedings or negotiations with respect to the adjustment of such claim, except that the Borrowers may not settle, adjust or compromise any such claim without the prior written consent of the Agent, which consent shall not be unreasonably withheld; provided, further, that the Borrowers may make proof of loss and adjust and compromise any claim under casualty insurance policies which is of an amount less than $200,000.00 so long as no Default or Event of Default has occurred and is continuing and so long as the Borrowers shall in good faith diligently pursue such claim. The Borrowers further authorize the Agent, at the Agent's option, to (i) apply the balance of such proceeds to the payment of the Obligations whether or not then due, or (ii) if the Agent shall require the reconstruction or repair of a Project, to hold the balance of such proceeds as trustee to be used to pay taxes, charges, sewer use fees, water rates and assessments which may be imposed on a Project and the Obligations as they become due during the course of reconstruction or repair of a Project and to reimburse the applicable Borrower, in accordance with such terms and conditions as the Agent may prescribe, for the costs of reconstruction or repair of a Project, and upon completion of such reconstruction or repair to apply any excess to the payment of the Obligations. Notwithstanding the foregoing, the Agent shall make such net proceeds available to a Borrower to reconstruct and repair a Project, in accordance with such terms and conditions as the Agent may reasonably prescribe in the Agent's discretion for the disbursement of the proceeds, provided that (i) no Default or Event of Default shall have


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

occurred and be continuing (provided that such condition shall be deemed satisfied if the applicable Borrower shall cure such Default prior to the expiration of any applicable grace or notice and cure period), (ii) the applicable Borrower shall have provided to the Agent additional cash security in an amount equal to the amount reasonably estimated by the Agent to be the amount in excess of such proceeds which will be required to complete such repair or restoration, (iii) the Agent shall have approved the plans and specifications, construction budget, construction contracts, and construction schedule for such repair or restoration and reasonably determined that the repaired or restored Project will provide the Agent with adequate security for the Obligations, (iv) the Agent shall determine that such repair or reconstruction can be completed prior to the Maturity Date of the Note, (v) the Agent receives evidence reasonably satisfactory to it that any such restoration, repair or rebuilding complies in all material respects with any and all applicable state, federal and local laws, ordinances and regulations, including without limitation, zoning laws, ordinances and regulations, and that all required permits, licenses and approvals relative thereto have been issued, and (vi) the Agent receives evidence reasonably satisfactory to it that the insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against the applicable Borrower or the Agent. In the event such proceeds are to be used to restore or repair a Project, the Agent shall hold such proceeds in an interest bearing account. Any excess insurance proceeds shall be paid to the applicable Borrower, or if an Event of Default has occurred and is continuing, such proceeds shall be applied to the payment of the Obligations, unless in either case by the terms of the applicable insurance policy the excess proceeds are required to be returned to such insurer. In no event shall the provisions of this Section be construed to extend the Maturity Date of the Notes or to limit in any way any right or remedy of the Agent upon the occurrence of an Event of Default hereunder. If a Project is acquired by the Agent, all right, title and interest of the applicable Borrower in and to any insurance policies and unearned premiums thereon and in and to the proceeds thereof resulting from loss or damage to such Project prior to the acquisition shall pass to the Agent.

                  (f) The Borrowers will require their general contractors to obtain and maintain at all times during the construction of any improvements to a Project the insurance required by the general contractor's contract approved by the Agent and such other insurance as may be reasonably required by the Agent (including, without limitation, commercial general liability insurance, comprehensive automobile liability insurance, all-risk contractor's equipment floater insurance, workmen's compensation insurance and employer liability insurance). The Borrowers will use their best efforts to cause their architects, engineers and any other design professionals providing design or engineering services in connection with the construction of any improvements to a Project to obtain and maintain professional liability insurance covering any claims asserted with respect to such Project for a period of not less than one (1) year after the date of completion of such improvements, or if not commercially available, for such period of time as the Agent may reasonably approve. All such insurance required by this paragraph shall be in such amounts and form, to include such coverage and endorsements, and to be issued by such insurers as shall be approved by the Agent, and, with respect to the general contractors' insurance, to contain the written agreement of the insurer to give the Agent thirty (30) days prior written notice of cancellation, nonrenewal,


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

modification or expiration (ten (10) days if cancellation is due to nonpayment of premiums). The Borrowers will provide or will cause its general contractor or design professional to provide the Agent with certificates evidencing such insurance upon the request of the Agent.

                  (g) The Borrowers, the Guarantors and their respective Subsidiaries will, at their expense, procure and maintain insurance covering such Persons and the Real Estate other than the Projects in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy, excluding earthquake and subsidence insurance.

         Section 7.8 TAXES. The Borrowers will duly pay and discharge, or cause to be paid and discharged, before the same shall become overdue, all taxes, assessments and other private or governmental charges imposed upon them and upon the Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the applicable Borrower shall have set aside on its books reasonably adequate reserves with respect thereto; and PROVIDED, FURTHER, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the applicable Borrower either
(i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge, levy or claim.

         Section 7.9 INSPECTION OF PROPERTIES AND BOOKS. The Borrowers shall permit the Banks, through the Agent or any representative designated by the Agent, to visit and inspect any of the properties of the Borrower, to examine the books of account of the Borrowers, the Guarantors and their respective Subsidiaries (and to make copies thereof and extracts therefrom) and to discuss the affairs, finances and accounts of the Borrowers with, and to be advised as to the same by, its officers, all at such reasonable times and intervals during normal business hours as the Agent or any Bank may reasonably request. Without limiting the foregoing, quarterly audits of one fourth (1/4th) of the Borrowing Base by third party auditors designated by the Agent shall be required during the term of the Loans, the cost and expense of which shall be borne by the Borrowers. The Agent shall use good faith efforts to coordinate such visits and inspections so as to minimize the interference with and disruption to the Borrowers' normal business operations and the expense to the Borrowers thereof. The Borrowers shall cause each of the Guarantors to cooperate with Agent to enable Agent to conduct such visits and inspections.

         Section 7.10 COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. The Borrowers and the Guarantors will comply, and will cause each of their respective Subsidiaries to comply, with (i) the provisions of its corporate charter, partnership agreement or declaration of trust, as the case may be, and other charter documents and bylaws, and (ii) all agreements and instruments to which it is a party or by which it or any of its


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

properties may be bound. The Borrowers and the Guarantors will comply, and will cause each of their respective Subsidiaries to comply, in all material respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) all applicable decrees, orders, and judgments, and (iii) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties. If at any time while any Loan, Note or Letter of Credit is outstanding or the Banks have any obligation to make Loans hereunder or the Issuing Bank has any obligations to issue Letters of Credit hereunder, any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that any Borrower or any Guarantor may fulfill any of its obligations hereunder, such Borrower or such Guarantor will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent with evidence thereof.

         Section 7.11 USE OF PROCEEDS. The Borrowers will use the proceeds of the Loans solely (i) to refinance existing notes payable, (ii) to finance the acquisition, development and construction of Projects, (iii) for working capital purposes, and (iv) for such other purposes as the Majority Banks in their discretion from time to time may agree to in writing.

         Section 7.12 FURTHER ASSURANCES. The Borrowers and the Guarantors will cooperate with the Agent and the Banks and execute such further instruments and documents as the Banks or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

         Section 7.13 ERISA COMPLIANCE. The Borrowers will not permit the present value of all employee benefits vested in all Employee Benefit Plans, Multiemployer Plans and Guaranteed Pension Plans maintained by the Borrowers and any ERISA Affiliate thereof to exceed the present value of the assets allocable to such vested benefits by an amount greater than $500,000.00 in the aggregate. None of the Borrowers nor any ERISA Affiliate thereof will at any time permit any such Plan maintained by it to engage in any "prohibited transaction" as such term is defined in Section 4975 of the Code or Section 406 of ERISA, incur any "accumulated funding deficiency" as such term is defined in Section 302 of ERISA, whether or not waived, or terminate any such Plan in any manner which could result in the imposition of a lien on the property of any Borrower or any Guarantor pursuant to Section 4068 of ERISA.

         Section 7.14 BUSINESS OPERATIONS. The Borrowers and the Guarantors shall operate their respective businesses generally in the same manner as such businesses have been previously conducted and shall not change the nature of such businesses or engage in any other businesses or activities except for the following: (a) acquire unimproved or partially improved Land for use in the construction of Homes; (b) construct and develop Homes for sale; (c) engage in land enhancement activities for the purpose of developing Homes with regard to unimproved Land acquired by it, including the zoning and rezoning of such Land for the development of Homes thereon, and the designing and redesigning of Homes to be constructed thereon; (d) engage in such other activities ancillary to the


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

other purposes and businesses as set forth in this Section 7.14, such as the provision of title insurance, homeowners insurance and mortgage services with respect to Homes; (e) subject to any restrictions contained elsewhere in this Agreement, hire, train, employ and contract with such Persons as may be reasonably necessary to conduct such business as set forth herein; (f) acquire unimproved Land for sale or to hold such property for the purpose of future development of Homes; (g) investigate and perform due diligence with respect to potential Projects; (h) engage in such other activities as are reasonably incidental with respect to the purposes and businesses as set forth in this
Section 7.14; (i) as to the Guarantors only, act, directly or indirectly, as the limited partner or member of separate limited partnerships or limited liability companies formed to acquire an individual Project to carry out the business purposes set forth in this Section 7.14 with respect to such Project; and (j) as to WPHD only and subject to the other limitations of this Agreement, make secured or unsecured shared appreciation loans to or execute guarantees or indemnities on behalf of (i) WPHD II, (ii) Porter, (iii) any other partnership and/or limited liability company in which the ownership interests are held directly or indirectly by the partners of WPHD or Affiliates of such partners, or (iv) any limited partnership or limited liability company in which any of the entities described in (i) through (iii) above directly or indirectly own an equity interest, including, but not limited to, the Borrowers. The Borrowers and the Guarantors shall further operate their respective businesses in compliance with the terms and conditions of this Agreement and the Loan Documents.

         Section 7.15 MORE RESTRICTIVE AGREEMENTS. Without limiting the terms of
Section 8.1, should any Borrower or any Guarantor enter into or modify any agreements or documents pertaining to any existing or future Indebtedness or Equity Offering, which agreements or documents include covenants (whether affirmative or negative) which are individually or in the aggregate materially more restrictive against such Borrower or such Guarantor than those set forth in
Section 8 or Section 9, the Borrowers shall promptly notify the Agent and, if requested by the Majority Banks, the Borrowers, the Agent, and the Majority Banks shall (and the Borrowers shall cause the Guarantors to) promptly amend this Agreement and the other Loan Documents to include some or all of such more restrictive provisions as determined by the Majority Banks in their sole discretion.

         Section 7.16 PLAN ASSETS, ETC. The Borrowers will do, or cause to be done, all things necessary to ensure that its underlying assets will not be deemed to be "plan assets" within the meaning of the regulations promulgated under ERISA at 29 C.F.R. 2510.3-101 (the "Plan Asset Regulations"). The Borrowers have certified to the Banks that they shall conduct their affairs so as to constitute either a "real estate operating company" or a "venture capital operating company" within the meaning of the Plan Asset Regulations. The Borrowers have provided the Agent with a copy of such certification.

         Section 7.17      BORROWING BASE ASSETS.

                  (a) Each of the Borrowing Base Assets shall be owned one hundred percent (100%) in fee simple by a Borrower and shall satisfy all of the following conditions:

                           (i) each of the Borrowing Base Assets shall be encumbered by a Security Deed;

                           (ii) each of the Borrowing Base Assets shall be free and clear of all Liens other than the Liens permitted in Section 8.2(iv)(A), (vi), (vii) and (viii); and

                           (iii) each of the Borrowing Base Assets shall satisfy each other condition in this Agreement and the other Loan Documents applicable thereto.

                  (b) The Borrowers shall provide to the Agent concurrently with the delivery of the financial statements described in Section 7.4(a) or 7.4(b)
(i) a list of the Borrowing Base Assets, (ii) the certification of the Authorized Officer of LAMCO on behalf of the Borrowers, of the Adjusted Values and that such properties are in compliance with this Section 7.17 and Section 9.3, and (iii) that the Borrowing Base Assets comply with the terms of Sections
6.17 and 6.20. In the event that all or any material portion of a property within the Borrowing Base Assets shall be damaged or taken by condemnation, then such damaged or taken property shall no longer be a part of the Borrowing Base Assets unless and until any damage to such asset is repaired or restored and the Agent shall receive evidence satisfactory to the Agent of the Appraised Value of such asset following such repair or restoration.

         Section 7.18 DISTRIBUTION OF INCOME TO THE GUARANTORS. The Guarantors shall use reasonable and diligent efforts to cause all of their respective Unrestricted Subsidiaries to promptly distribute to them (but not less frequently than once each fiscal quarter), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from such Unrestricted Subsidiary's use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Unrestricted Subsidiary of its operating expenses and scheduled debt service for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Unrestricted Subsidiary's assets and properties approved by such Unrestricted Subsidiary in the ordinary course of business consistent with its past practices.

         Section 7.19 FORMATION OF WPH SUBSIDIARIES. Within fifteen (15) days following WPHD's, WPHD II's or Porter's formation or acquisition of a WPH Subsidiary, WPHD, WPHD II or Porter, as applicable, shall notify Agent in writing of WPHD's, WPHD II's or Porter's acquisition or formation and provide copies of all organizational or other documentation regarding such formation or acquisition.

         Section 7.20 CONDEMNATION. If a Project or any portion thereof shall be damaged or taken through condemnation (which term, when used in this Agreement, shall include any damage or taking by any governmental authority, quasi-governmental authority, any party having the power of condemnation, or any transfer by private sale in lieu thereof), either temporarily or permanently, then the applicable Borrower, promptly upon obtaining knowledge of the institution of any proceeding therefor, shall notify Agent of the pendency of such proceeding. The Borrowers authorize Agent, at Agent's option (but in no event shall Agent be obligated to), as attorney in fact for the Borrowers, to commence, appear in and prosecute, in Agent's or the Borrowers' name, any action or proceeding relating to any condemnation or other taking of a Project and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that so long as no Default or Event of Default has occurred and is continuing and so long as the Borrowers shall in good faith diligently pursue such claim, the Borrowers may make proof of loss and appear in any proceedings or negotiations with respect to the settlement of such claim, except that the Borrowers may not settle, adjust or compromise any such claim without the prior written consent of the Agent, which consent shall not be unreasonably withheld; provided, further, that the Borrowers may make proof of loss and adjust and compromise any claim which is of an amount less than $200,000.00 so long as no Default or Event of Default has occurred and is continuing and so long as the Borrowers shall in good faith diligently pursue such claim. The proceeds of any award or claim for damages, direct or consequential, in connection with any condemnation, or other taking of a Project, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned and shall be paid to Agent. The Borrowers authorize Agent to apply such awards, proceeds or damages, after the deduction of Agent's expenses incurred in the collection of such amounts, at Agent's option, to restoration or repair of a Project or to payment of the Obligations, whether or not then due (and in such order as Agent may determine), with the balance, if any, to the applicable Borrower. Notwithstanding anything in this Section 7.20 to the contrary, Agent shall make the net condemnation award available to the applicable Borrower to restore and repair a Project, provided that (a) no Default or Event of Default shall have occurred and be continuing, (b) the applicable Borrower shall have provided to Agent additional cash security in an amount equal to the amount reasonably estimated by the Agent to be the amount in excess of such award which would be required to complete such repair or restoration, (c) Agent shall determine that such repair or reconstruction can be completed prior to the Maturity Date, (d) Agent shall have determined that such Project can be restored to the same value, utility and substantially similar condition existing immediately prior to such taking, (e) the plans and specifications, construction budget, construction contracts and construction schedule for any such repair, rebuilding or restoration are furnished to Agent in form and substance satisfactory to Agent and are approved by Agent, and (f) Agent receives evidence satisfactory to it that any such restoration, repair or rebuilding complies in all material respects with any and all applicable state, federal and local laws, ordinances and regulations, including without limitation, zoning laws, ordinances and regulations, and that all required permits, licenses and approvals relative thereto have been issued and remain in full force and effect. Any excess condemnation award shall be applied to the payment of the Obligations. Borrower agrees to execute such further assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or injury that Agent may reasonably require.

         Section 7.21 SOURCES OF CAPITAL . The Borrowers and the Guarantors shall, at all times that such Person or any of its Subsidiaries is engaging in any development as provided in Section 8.12 or has entered into any agreement to provide funds with respect to a development, maintain or have identified available sources of capital equal to the total cost to acquire and complete such developments and to satisfy such funding obligations, which sources of capital shall be acceptable to the Agent in its reasonable discretion. Amounts available


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

to be disbursed for such purposes pursuant to this Agreement may be considered as a source of capital for the purposes of this Section 7.21.

         Section 8. CERTAIN NEGATIVE COVENANTS OF THE BORROWERS AND GUARANTORS

         The Borrowers and the Guarantors covenant and agree that, so long as any Loan, Note or Letter of Credit is outstanding or any of the Banks has any obligation to make any Loans or the Issuing Bank has any obligation to issue any Letter of Credit:

         Section 8.1 RESTRICTIONS ON INDEBTEDNESS. Subject to the provisions of
Section 9, the Borrowers and the Guarantors will not, and will not permit any of the Unrestricted Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

                  (a) Indebtedness to the Banks and Agent arising under any of the Loan Documents;

                  (b) current liabilities of such Persons incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

                  (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.8;

                  (d) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which such Person shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

                  (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

                  (f) Indebtedness in respect of reverse repurchase agreements having a term of not more than 180 days with respect to Investments described in
Section 8.3(a), (b) or (e);

                  (g) the Subordinate Debt in an amount not to exceed $35,000,000.00, provided that repayment of such Indebtedness and any guaranty, pledge, security or other assurance of repayment thereof shall be subordinate at all times to repayment of the Obligations pursuant to a subordination agreement or other agreement substantially in the form of the Subordination Agreement or otherwise satisfactory to the Majority Banks;

                  (h) as to the WPH Subsidiaries, the Capitalization Loans;

                  (i) the Participating Equity Loans; PROVIDED, however, that the sum of the Participating Equity Loans plus the Allowed Venture Financing may not exceed $125,000,000.00 in the aggregate, provided, further, however, that such amount shall decrease to $80,000,000.00 commencing on March 31, 2002;

                  (j) the Allowed Venture Financing in an aggregate amount at any time not to exceed the product obtained by multiplying three (3) times the sum of (x) the aggregate Consolidated Tangible Net Worth of the Unrestricted Subsidiaries PLUS (y) the aggregate principal amount of the Participating Equity Loans PLUS (z) the aggregate principal amount of the Capitalization Loans (excluding Capitalization Loans made to any of the Borrowers); PROVIDED, however, that the Allowed Venture Financing shall be further limited by the restrictions set forth in Section 8.1(i) above;

                  (k) Indebtedness of WPHD, WPHD II and Porter under guaranties with respect to the Allowed Venture Financing, not to exceed $20,000,000.00 as to WPHD individually at any time; PROVIDED, however, that such amount shall decrease to $15,000,000.00 commencing on March 31, 2001, unless at such time (i) the sum of WPHD EBITDA for any Test Period is greater than 2.0 times the Interest Incurred of WPHD and its Subsidiaries, on a consolidated basis, for such Test Period, and (ii) the Consolidated Tangible Net Worth of the Combined WPH Entity and its Subsidiaries exceeds $105,000,000.00; PROVIDED, FURTHER, however, that such limit on such Indebtedness may later increase back up to $20,000,000.00 if and for so long as compliance with such tests is demonstrated;

                  (l) Indebtedness of the Borrowers and the Unrestricted Subsidiaries in respect of reimbursement obligations relating to drafts that may be drawn under Third Party Letters of Credit incurred in the ordinary course of business not to exceed $5,000,000.00 in the aggregate;

                  (m) Indebtedness of the Borrowers and the Unrestricted Subsidiaries in respect of purchase money obligations incurred in connection with the purchase of Real Estate, not to exceed $25,000,000.00 as to the Borrowers collectively, PROVIDED that (i) such Indebtedness is secured only by such Real Estate, (ii) there is no recourse to any of the Borrowers or any of the Guarantors for the payment of such Indebtedness, and (iii) no such Indebtedness shall be incurred if a Default or Event of Default exists or will exist after the incurrence of such Indebtedness;

                  (n) Indebtedness of the Borrowers, the Guarantors and the Unrestricted Subsidiaries with respect to Bonding Obligations (less the aggregate value of completed work) in an amount not to exceed sixty percent (60%) of the Consolidated Tangible Net Worth of the Combined WPH Entity and its Subsidiaries;

                  (o) Indebtedness of the Borrowers and Guarantors in respect of interest rate swap, collar, cap or similar agreements providing interest rate protection in an aggregate amount not to exceed $50,000,000.00; and


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

                  (p) After the consummation of the Schuler Merger, Working Capital Advances.

Notwithstanding the foregoing, new Indebtedness pursuant to Section 8.1(j) or
(k) shall not be incurred unless the Combined WPH Entity or the applicable Guarantor or Borrower shall have provided the Agent a statement certified by the Authorized Officer of such Person that no Default or Event of Default exists or will exist after the incurrence of such Indebtedness, which statement shall include a calculation demonstrating that such Person will be in compliance with the requirement of Section 8.1(j) or (k) after giving effect to such incurrence.

         Section 8.2 RESTRICTIONS ON LIENS, ETC. The Borrowers and the Guarantors will not, and will not permit any of the Unrestricted Subsidiaries to, (a) create or incur or suffer to be created or incurred or to exist any lien, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (c) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (d) suffer to exist for a period of more than 60 days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; (e) sell, assign, transfer, pledge or otherwise encumber any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; or (f) incur or maintain any obligation to any holder of Indebtedness of any such Persons which prohibits the creation or maintenance of any lien securing the Obligations (collectively the "Liens"); PROVIDED that such Persons may create or incur or suffer to be created or incurred or to exist:

                           (i) liens and negative pledges in favor of BT on equity interests in the WPH Subsidiaries and the notes evidencing the Capitalization Loans, all securing the Subordinate Debt, provided the terms of Section 8.1(g) are satisfied;

                           (ii) liens and negative pledges granted by the Unrestricted Subsidiaries or the holders of equity interests therein securing the Participating Equity Loans and the Allowed Venture Financing, provided the terms of Section 8.1 are satisfied (such liens and negative pledges existing as of the date hereof are described on
         SCHEDULE 8.2 hereto);

                           (iii) liens securing the purchase money obligations described in Section 8.1(m) above, provided the terms of Section 8.1(m) are satisfied;


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

                           (iv) liens on properties to secure (A) taxes, assessments and other governmental charges not overdue or (B) claims for labor, material or supplies in respect of obligations not overdue;

                           (v) liens on properties other than a Project or the Collateral or any interest therein (including the rents, issues, income and profits therefrom) in respect of judgments or awards, the Indebtedness with respect to which is permitted by Section 8.1(d), which liens as of the date of this Agreement are listed on SCHEDULE 8.2 hereto;

                           (vi) nonmonetary encumbrances on properties
         (including Projects and the Collateral) consisting of easements, rights of way, zoning restrictions, mineral rights reservations, restrictions on the use of real property, landlord's or lessor's liens under leases to which such Person is a party, and other minor non-monetary liens or encumbrances none of which interferes materially with the use, marketability or development of the property affected in the ordinary conduct of the business of such Person, which encumbrances or liens do not individually or in the aggregate have a materially adverse effect on the business of any such Person individually or of the Borrowers and the Guarantors on a consolidated basis;

                           (vii) liens in favor of the Agent and the Banks under the Loan Documents; and

                           (viii) liens and encumbrances on a Project expressly permitted under the terms of the Security Deed relating thereto and approved by the Agent.

         Section 8.3 RESTRICTIONS ON INVESTMENTS. The Borrowers and the Guarantors will not, and will not permit any of the Unrestricted Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

                  (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by such Person;

                  (b) marketable direct obligations of any of the following:
Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or instrumentality of the United States of America;

                  (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of United States banks having total assets in excess of $100,000,000; PROVIDED, HOWEVER, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $200,000;

                  (d) securities commonly known as "commercial paper" issued by a corporation organized and existing under the laws of the United States of America or any


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

State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 2" if then rated by Moody's Investors Service, Inc., and not less than "A 2", if then rated by Standard & Poor's Corporation;

                  (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "AA" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

                  (f) repurchase agreements having a term not greater than 90 days and fully secured by securities described in the foregoing subsection (a),
(b) or (e) with banks described in the foregoing subsection (c) or with financial institutions or other corporations having total assets in excess of $500,000,000;

                  (g) shares of so-called "money market funds" registered with the SEC under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

                  (h) extensions of credit in connection with the sale of Land or model homes in the ordinary course of business, secured by the Land or model homes sold, which do not exceed in the aggregate $15,000,000.00 in any one-time outstanding and which have a maximum maturity of five (5) years;

                  (i) Investments in Entitled Land, office equipment and other assets in the ordinary course of the businesses permitted under Section 7.14;

                  (j) Investments by WPHD, WPHD II and Porter in the Borrowers;

                  (k) Investments by WPHD, WPHD II and Porter (x) in the form of the Capitalization Loans made by WPHD to WPHD II or Porter for contribution to the WPH Subsidiaries, provided that WPHD shall provide the Agent with true, correct and complete copies of all documentation with respect thereto; (y) in the form of working capital loans made by WPHD, WPHD II or Porter to the WPH Subsidiaries; and (z) in the Unrestricted Subsidiaries; the aggregate book value of which Investments described in (x), (y) and (z) shall not exceed $20,000,000.00; PROVIDED, however, that such amount shall be reduced to the following amounts during the following time periods: (1) $15,000,000.00 for the period of time from March 31, 2001 through and including September 30, 2001, and
(2) $10,000,000.00 thereafter, unless during any such periods (A) the sum of EBITDA of WPHD and its Subsidiaries, on a consolidated basis, for any Test Period is greater than 2.0 times the Interest Incurred of WPHD and its Subsidiaries, on a consolidated basis, for such Test Period, and (B) the Consolidated Tangible Net Worth of the Combined WPH Entity and its Subsidiaries exceeds $105,000,000.00;

                  (l) other Investments not to exceed $1,000,000.00 in the aggregate.


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

         Section 8.4 MERGER, CONSOLIDATION. Except as described in the exclusions to the definition of "Change of Control", the Borrowers, the Guarantors, WPHI, LAMCO, AP LHI, AP Western and AP WP will not, and will not permit any of their respective Subsidiaries to, become a party to any merger, consolidation of other business combination, or agree to effect any asset acquisition, stock acquisition or other acquisition without the prior written consent of the Majority Banks.

         Section 8.5 SALE AND LEASEBACK. None of the Borrowers, the Guarantors nor any of the Unrestricted Subsidiaries will enter into any arrangement, directly or indirectly, whereby such Person shall sell or transfer any Real Estate owned in order that then or thereafter such Person shall lease back such Real Estate, except in connection with model homes.

         Section 8.6 COMPLIANCE WITH ENVIRONMENTAL LAWS. The Borrowers and the Guarantors will not, and will not permit any of the Unrestricted Subsidiaries or any tenants or other occupants of any of the Real Estate, to do any of the following: (a) use any of the Real Estate or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Substances, except for small quantities of Hazardous Substances used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate except in full compliance with Environmental Laws, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release of Hazardous Substances on, upon or into the Real Estate or any surrounding properties or any threatened Release of Hazardous Substances which might give rise to liability under CERCLA or any other Environmental Law, or (e) directly or indirectly transport or arrange for the transport of any Hazardous Substances (except in compliance with all Environmental Laws).

         The Borrowers and the Guarantors shall:

                           (i) in the event of any change in Environmental Laws governing the assessment, release or removal of Hazardous Substances, which change would lead a prudent lender to require additional testing to avail itself of any statutory insurance or limited liability, take all action (including, without limitation, the conducting of engineering tests at the sole expense of the Borrowers) to confirm that no Hazardous Substances are or ever were Released or disposed of on the Real Estate; and

                           (ii) if any Release or disposal of Hazardous
         Substances shall occur or shall have occurred on the Real Estate (including without limitation any such Release or disposal occurring prior to the acquisition of such Real Estate by a Borrower, a Guarantor or a Unrestricted Subsidiary), cause the prompt containment and removal of such Hazardous Substances and remediation of the Real Estate in full compliance with all applicable Environmental Laws and to the reasonable satisfaction of the Majority Banks; PROVIDED, that a Borrower, a Guarantor or an Unrestricted Subsidiary shall be deemed to be in compliance with


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

         Environmental Laws for the purpose of this clause (ii) so long as it or a responsible third party with sufficient financial resources is taking reasonable action to remediate or manage any event of noncompliance so as to cause the Real Estate to be in compliance with all applicable Environmental Laws to the reasonable satisfaction of the Majority Banks and the applicable enforcement agency and no action shall have been commenced by any enforcement agency. The Majority Banks may engage their own Environmental Engineer to review the environmental assessments and compliance with the covenants contained herein.

         At any time after an Event of Default shall have occurred hereunder, or, whether or not an Event of Default shall have occurred, at any time that the Agent or the Majority Banks shall have reasonable grounds to believe that a Release or threatened Release of Hazardous Substances may have occurred, relating to any Project, or that any Project is not in compliance with the Environmental Laws, the Agent may at its election (and will at the request of the Majority Banks) obtain such environmental assessments of such Project prepared by an Environmental Engineer as may be necessary or advisable for the purpose of evaluating or confirming (i) whether any Hazardous Substances are present in the soil or water at or adjacent to such Project and (ii) whether the use and operation of such Project comply with all Environmental Laws. Environmental assessments may include detailed visual inspections of such Project including, without limitation, any and all storage areas, storage tanks, drains, dry wells and leaching areas, and the taking of soil samples, as well as such other investigations or analyses as are necessary or appropriate for a complete determination of the compliance of such Project and the use and operation thereof with all applicable Environmental Laws. All such environmental assessments shall be at the sole cost and expense of the Borrowers.

         The Agent may, but shall never be obligated to, remove or cause the removal of any Hazardous Substances from a Project (or if removal is prohibited by any Environmental Law, take or cause the taking of such other action as is required to cause the Project to be in compliance with Environmental Laws or otherwise required by the Majority Banks) if a Borrower fails to comply with its obligation hereunder with respect thereto (without limitation of the Agent's or the Majority Banks rights to declare a default under any of the Loan Documents and to exercise all rights and remedies available by reason thereof); and the Agent and its designees are hereby granted access to the Projects at any time or times, upon reasonable notice, and a license which is coupled with an interest and irrevocable, to remove or cause such removal or to take or cause the taking of any such other action. All costs, including, without limitation, the reasonable costs incurred by the Agent in taking the foregoing action, damages, liabilities, losses, claims, expenses (including attorneys' fees and disbursements) which are incurred by the Agent, as the result of a Borrower's failure to comply with the provisions of this Section 8.6, shall be paid by the applicable Borrower to the Agent upon demand by the Agent and shall be additional obligations secured by the Security Documents.

         Section 8.7 DISTRIBUTIONS.

                  (a) Except for the Tax Distributions Allowance, neither the Borrowers nor WPHD shall pay any Distribution to its partners, members or shareholders; PROVIDED,


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

however, that, each of the Borrowers and WPHD shall be permitted to make Distributions (in addition to the Tax Distributions Allowance) not to exceed twenty-five percent (25%) of each such entity's Net Income (after deduction of the Tax Distributions Allowance) if in either instance (i) the ratio of Total Liabilities to Total Equity immediately following the making of such Distributions is less than 2.00 to 1, and (ii) after giving effect to the making of such Distributions, no Default or Event of Default would occur.

                  (b) Notwithstanding the foregoing, neither the Borrowers nor the Guarantors shall make any Distributions whatsoever, directly or indirectly in the event that a Default or Event of Default shall have occurred and be continuing, or a Default or Event of Default would occur as a result thereof.

         Section 8.8 ASSET SALES. None of the Borrowers, the Guarantors nor the Unrestricted Subsidiaries shall sell, transfer or otherwise dispose of any asset other than the sale of land, lots and Homes from inventory for cash or extensions of credit permitted by Section 8.3(h) in the ordinary course of the businesses permitted under Section 7.14 to parties other than such Persons or any Affiliate of any of such Persons.

         Section 8.9 RESTRICTION ON PREPAYMENT OF INDEBTEDNESS AND SUBORDINATE DEBT. The Borrowers, the Guarantors and the Unrestricted Subsidiaries shall not prepay, purchase, amortize, retire, redeem, defease or otherwise acquire the principal amount, in whole or in part, of any Indebtedness other than the Obligations after the occurrence of any Event of Default; provided, however, that this Section 8.9 shall not prohibit the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of Section 8.1 or the prepayment of Indebtedness from sales proceeds of any collateral for such Indebtedness. Without the prior written consent of the Majority Banks, which consent may be withheld by the Majority Banks in their sole and absolute discretion, the Borrowers and the Guarantors shall not (a) modify or amend the Subordinate Debt, or any of the Subordinate Loan Documents, (b) prepay, purchase, amortize, retire, redeem, defease or otherwise acquire any of the Subordinate Debt, or (c) make any payments on the Subordinate Debt, except as permitted in this Agreement or by the Subordination Agreement and except for prepayments of the Subordinate Debt concurrently with or within six (6) months after the consummation of the Schuler Merger.

         Section 8.10 RESTRICTIONS ON INVENTORY.

                  (a) The Borrowers will not, as of each Quarterly Measurement Date, permit the aggregate undepreciated cost of Unsold Lots and Land Under Development (excluding Unsold Lots and Land Under Development owned by Unrestricted Subsidiaries) to exceed one hundred sixty-five percent (165%) of the sum of (i) Adjusted Tangible Net Worth PLUS (ii) $25,000,000.00 of the Subordinate Debt (after September 30, 2001, such amounts shall be decreased $5,000,000.00 for each quarter thereafter); PROVIDED, however, that commencing with the quarter ended March 31, 2002, such percentage shall be decreased to one hundred fifty percent (150%) for each quarter thereafter.


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

                  (b) The aggregate number of Unsold Homes Under Construction, on a consolidated basis, shall not exceed the greater of (i) twenty-five percent (25%) of the number of Homes closed in the immediately preceding twelve (12) months, on a consolidated basis, and (ii) fifty percent (50%) of the number of Homes closed in the immediately preceding six (6) months, on a consolidated basis.

         Section 8.11 TRANSFERS. None of the Borrowers, the Guarantors, Holdings, LAMCO, WPHI, AP LHI, AP Western, AP WP or the Unrestricted Subsidiaries shall consent to or otherwise permit any Transfer of any direct or indirect interest in such Person except Transfers excluded from the definition of Change of Control or otherwise permitted herein.

         Section 8.12 UNRELATED BUSINESS. None of the Borrowers, the Guarantors or the Unrestricted Subsidiaries shall engage, directly or indirectly, in any activities in the State of California except as described in Section 7.14. Notwithstanding the foregoing, the following activities shall not be engaged in or undertaken directly, indirectly, in whole or in part by any Borrower, any Guarantor or any Unrestricted Subsidiary: (i) acquiring, owning, operating or managing rental housing or apartments; (ii) acquiring, constructing, owning, operating or managing office, hotel, retail, industrial, mixed-use or other income-producing facilities or acquiring or holding any debt secured by the same, (iii) acquiring unimproved Land for any of the purposes described in clause (ii) of this sentence, or (iv) engaging in Projects located outside of the State of California.

         Section 8.13 TRANSACTIONS WITH AFFILIATES AND OFFICERS. The Borrowers and the Guarantors will not, and will not permit any of their respective Subsidiaries to:

                  (a) enter into any transaction, including without limitation, the purchase, sale or exchange of property or the rendering of any services, with any Affiliate or any officer or director thereof, or enter into, assume or suffer to exist any employment or consulting contract with any Affiliate or an officer or director thereof, except any transaction or contract which is in the ordinary course of such Person's business and which is upon fair and reasonable terms no less favorable to such Person than it could obtain in a comparable arm's length transaction with a Person not an Affiliate;

                  (b) make any advance or loan to any Affiliate or any director or officer thereof or to any trust of which any of the foregoing is a beneficiary, or guarantee any such loan to any such Person, except as expressly permitted by Section 8.3(k); or

                  (c) pay any fees or expenses to, or reimburse or assume any obligation for the reimbursement of any expenses incurred by, any Affiliate or any officer or director thereof.

         Section 9. FINANCIAL COVENANTS OF THE BORROWERS AND THE GUARANTORS

         The Borrowers and the Guarantors covenant and agree that, so long as any Loan, Note or Letter of Credit is outstanding or any Bank has any obligation to make any Loans


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

or the Issuing Bank has any obligation to issue Letters of Credit, they will comply with the following:

         Section 9.1 INTEREST COVERAGE.

                  (a) WPHD will not, at the end of any fiscal quarter, permit the sum of WPHD EBITDA for any Test Period to be less than 1.75 times the Interest Incurred of WPHD and its Subsidiaries, on a consolidated basis, for such Test Period (specifically excluding Interest Incurred of the Unrestricted Subsidiaries and with respect to the Subordinate Debt and Working Capital Advances).

                  (b) The Combined WPH Entity will not, at the end of any fiscal quarter, permit the sum of EBITDA of the Combined WPH Entity and its Subsidiaries, on a consolidated basis, for any Test Period to be less than 1.5 times the Interest Incurred of the Combined WPH Entity and its Subsidiaries, on a consolidated basis, for such Test Period, but excluding Interest Incurred on Participating Equity Loans and Working Capital Advances; PROVIDED, however, that such multiplier shall be increased to 1.75 commencing with July 1, 2001.

         Section 9.2 LIABILITIES TO WORTH RATIO.

                  (a) The Combined WPH Entity will not, at the end of any fiscal quarter, permit the ratio of Total Liabilities to Total Equity to exceed 2.75 to 1; PROVIDED, however, that such ratio shall be decreased to 2.5 to 1 commencing March 31, 2001.

                  (b) The Combined WPH Entity will not, at the end of any fiscal quarter, permit the ratio of Adjusted Total Liabilities to Adjusted Tangible Net Worth to exceed 2.25 to 1; PROVIDED, however, that such ratio shall be decreased to 2 to 1 commencing December 31, 2001.

         Section 9.3 BORROWING BASE. The Borrowers will not at any time permit the sum of (i) the outstanding principal balance of the Loans, PLUS (ii) fifty percent (50%) of the undrawn amount of Letters of Credit supporting unfunded Project Costs, PLUS (iii) fifty percent (50%) of the undrawn amount of Third Party Letters of Credit as of the date of determination to be greater than the Borrowing Base as determined as of the same date.

         Section 9.4 TANGIBLE NET WORTH. The Combined WPH Entity will not, as of each Quarterly Measurement Date, permit the Consolidated Tangible Net Worth of the Combined WPH Entity and its Subsidiaries to be less than the sum of (i) $85,000,000.00, PLUS (ii) fifty percent (50%) of its positive quarterly After-Tax Equivalent Income subsequent to March 31, 2000, PLUS (iii) one hundred percent (100%) of the net proceeds of all Equity Offerings subsequent to March 31, 2000, PLUS (iv) one hundred percent (100%) of any Working Capital Advances.

         Section 9.5 NET WORKING CAPITAL. The Borrowers will not, as of each Quarterly Measurement Date, permit their Net Working Capital to be less than $0.00.


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

         Section 10. CLOSING CONDITIONS

         The obligations of the Agent and the Banks to make the initial Loans and/or the Issuing Bank to issue the initial Letter of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to the Closing Date:

         Section 10.1 LOAN DOCUMENTS. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Majority Banks. The Agent shall have received a fully executed copy of each such document, except that each Bank shall have received a fully executed counterpart of its Note or Notes.

         Section 10.2 CERTIFIED COPIES OF ORGANIZATIONAL DOCUMENTS. The Agent shall have received from LAMCO, AP LHI, AP Western, AP WP and each Borrower and Guarantor a copy, certified as of a recent date by the appropriate officer of each State in which such Person is organized or, as to each Borrower, in which its respective Project is located, and an Authorized Officer of each such Person, as applicable, to be true and complete, of the partnership agreement, operating agreement or corporate charter of each such Person, as applicable, or its qualification to do business, as applicable, as in effect on such date of certification.

         Section 10.3 BYLAWS; RESOLUTIONS. All action on the part of the Borrowers and the Guarantors necessary for the valid execution, delivery and performance by such Persons of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Agent shall have been provided to the Agent. The Agent shall have received from such Persons, as applicable, true copies of their respective bylaws and the resolutions adopted by their respective board of directors authorizing the transactions described herein, each certified by its secretary as of a recent date to be true and complete.

         Section 10.4 INCUMBENCY CERTIFICATE; AUTHORIZED SIGNERS. The Agent shall have received from any corporate general partners or administrative manager members of the Borrowers and the Guarantors an incumbency certificate, dated as of the Closing Date, signed by an Authorized Officer of each such Person, as applicable, and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such person, each of the Loan Documents to which such Person is or is to become a party. The Agent shall have also received from LAMCO a certificate, dated as of the Closing Date, signed by an Authorized Officer of LAMCO and giving the name and specimen signature of each individual who shall be authorized to make Loan Requests and Letter of Credit Requests, and give notices and to take other action on behalf of LAMCO as the agent for the Borrowers under the Loan Documents.

         Section 10.5 OPINION OF COUNSEL. The Agent shall have received a favorable opinion addressed to the Banks and the Agent and dated as of the Closing Date, in form and substance reasonably satisfactory to the Agent, from counsel of the Borrowers and the Guarantors, and counsel in such other states as may be required by the Agent, as to such matters as the Agent shall reasonably request.


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

         Section 10.6 PAYMENT OF FEES. The Borrowers shall have paid to the Agent the closing fee pursuant to Section 4.2.

         Section 10.7 INSURANCE. The Agent shall have received certificates evidencing that the Agent and the Banks are named as additional insured on all policies of insurance as required by this Agreement or the other Loan Documents.

         Section 10.8 PERFORMANCE; NO DEFAULT. The Borrowers, the Guarantors and the Unrestricted Subsidiaries shall have performed and complied with all terms and conditions herein required to be performed or complied with by them on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

         Section 10.9 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Borrowers, the Guarantors and the Unrestricted Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.

         Section 10.10 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's Special Counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Agent and the Agent's Special Counsel may reasonably require. No proceeding challenging or seeking to enjoin any of the transactions contemplated by the Loan Documents shall be pending or shall have been threatened.

         Section 10.11 PROJECT QUALIFICATION DOCUMENTS. The Project Qualification Documents for each Project included in the Collateral as of the Closing Date shall have been delivered to and approved by the Agent at the Borrowers' expense.

         Section 10.12 COMPLIANCE CERTIFICATE. A Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein.

         Section 10.13 CONSENTS. The Agent shall have received evidence satisfactory to the Agent that all necessary partner consents and other consents required in connection with the pledge of the Collateral to the Agent for the benefit of the Banks have been obtained.

         Section 10.14 OTHER DOCUMENTS. To the extent requested by the Majority Banks, the Majority Banks shall have received executed copies of all material agreements of any nature whatsoever to which the Borrowers or the Guarantors are a party affecting or relating to the use, operation, development, construction or management of the Projects.

         Section 10.15 NO CONDEMNATION/TAKING. The Agent shall have received written confirmation from the Borrowers that no condemnation proceedings are pending or to the Borrowers' knowledge threatened against any Project or, if any such proceedings are pending or threatened, identifying the same and the Project affected thereby and the


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Agent shall have determined that none of such proceedings is or will be material to the Project affected thereby.

         Section 10.16 ENDORSEMENTS TO TITLE POLICY. The Agent shall have received CLTA 110.5 and 108.10 endorsements to each Title Policy containing no new title exceptions, unless approved by Agent in its sole and absolute discretion, which endorsements shall reflect the execution of this Agreement and the recording of the amendments to the Security Deeds, and such other endorsements as the Agent may reasonably require, together with proof of payment of all fees and premiums for such endorsements and true and accurate copies of all documents listed as exceptions under such endorsements, if any.

         Section 10.17 SUBORDINATE DEBT. The Agent shall have received evidence satisfactory to the Agent that WPHD has obtained a refinancing of the Subordinate Debt with a maturity date not less than ten (10) days after the Maturity Date, or has otherwise extended the maturity date of the Subordinate Debt to a date not less than ten (10) days after the Maturity Date.

         Section 10.18 OTHER. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's Special Counsel may reasonably have requested.

         Section 11. CONDITIONS TO ALL BORROWINGS

         The obligations of the Banks to make any Loan or of the Issuing Bank to issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

         Section 11.1 PRIOR CONDITIONS SATISFIED. All conditions set forth in
Section 10 shall continue to be satisfied as of the date upon which any Loan is to be made.

         Section 11.2 REPRESENTATIONS TRUE; NO DEFAULT. Each of the representations and warranties made by or on behalf of the Borrowers, the Guarantors and the Unrestricted Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true and correct in all material respects as of the date as of which they were made and shall also be true and correct in all material respects at and as of the time of the making of such Loan, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, changes previously disclosed to the Agent in writing and approved by the Agent in writing and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing. The Agent shall have received a certificate of the Borrowers signed by an Authorized Officer of each Borrower to such effect.


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         Section 11.3 NO LEGAL IMPEDIMENT. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Bank would make it illegal for such Bank to make such Loan.

         Section 11.4 GOVERNMENTAL REGULATION. Each Bank shall have received such statements in substance and form reasonably satisfactory to such Bank as such Bank shall reasonably require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System.

         Section 11.5 PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the Loan shall be satisfactory in substance and in form to the Majority Banks, and the Majority Banks shall have received all information and such counterpart originals or certified or other copies of such documents as the Majority Banks may reasonably request.

         Section 11.6 BORROWING DOCUMENTS. In the case of any request for a Loan, the Agent shall have received a copy of the request for a Loan required by
Section 2.6 in the form of EXHIBIT B hereto, fully completed. In the case of any Letter of Credit Request, the Agent shall have received a copy of the Letter of Credit Request required by Section 2.8 in the form of EXHIBIT C hereto, fully executed.

         Section 11.7 ENDORSEMENT TO TITLE POLICY. At such times as Agent shall reasonably determine in its discretion, to the extent available under applicable law, a "date down" endorsement to each Title Policy indicating no material change in the state of title and containing no survey exceptions not approved by the Agent, which endorsement shall, expressly or by virtue of a proper "pending disbursements" clause or endorsement in the Title Policy, increase the coverage of the Title Policy to the aggregate amount of all Loans advanced and outstanding on or before the effective date of such endorsement, or if such endorsement is not available, such other evidence and assurances as the Agent may reasonably require (which evidence may include, without limitation, a "nothing further" letter or statement from the Borrowers stating that there have been no material changes in title from the date of the last effective date of the Title Policy).

         Section 11.8 FUTURE ADVANCES TAX PAYMENT. As a condition precedent to any Bank's obligations to make any Loans or to the Issuing Bank's obligation to issue any Letter of Credit, the Borrowers will provide evidence to the Agent that the Borrowers have paid any mortgage, recording, intangible, documentary stamp or other similar taxes and charges which the Agent reasonably determines to be payable to any state or any county or municipality thereof in which the Projects are located and deliver to the Agent such affidavits or other information which the Agent reasonably determines to be necessary in connection with the payment of such tax, in order to insure that each Security Deed secures the Obligations. The provisions of this Section 11.8 shall be without limitation of the Borrowers' obligations under other provisions of the Loan Documents, including without limitation Section 15 hereof.


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         Section 12. EVENTS OF DEFAULT; ACCELERATION; ETC.

         Section 12.1 EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("Events of Default" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "Defaults") shall occur:

                  (a) any Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (b) any Borrower shall fail to pay any interest on the Loans or any other sums due hereunder or any Borrower, any Guarantor or any other Person shall fail to pay any sums due under any of the other Loan Documents, when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

                  (c) any Borrower or any Guarantor shall fail to comply with any covenant contained in Section 8.1, Section 8.2, Section 8.3 and Section 8.7;

                  (d) any Borrower or any Guarantor shall fail to comply with any covenant contained in Section 9, and such failure shall continue for ten
(10) days after written notice thereof shall have been given to such Borrower or Guarantor by the Agent;

                  (e) any Borrower, any Guarantor or any Unrestricted Subsidiary shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified above in this Section 12);

                  (f) any representation or warranty made by or on behalf of any Borrower, any Guarantor, any Unrestricted Subsidiary, LAMCO, WPHI, AP LHI, AP Western, AP WP or Highridge in this Agreement or any other Loan Document, or in any report, certificate, financial statement, request for a Loan, request for a Letter of Credit, or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, the issuance of any Letter of Credit or any of the other Loan Documents shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

                  (g) any Borrower or any Guarantor or any Unrestricted Subsidiary or any of their respective Subsidiaries shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any such borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof; provided that the foregoing events described in this Section 12.1(g) shall not constitute an Event of Default unless such failure to pay and perform, together with other failures to pay and perform, involve singly or in the aggregate recourse obligations for borrowed money or credit received or other Indebtedness in excess of $500,000.00 or, as to any Borrower,


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any Guarantor or any Unrestricted Subsidiary, with respect to non-recourse obligations for borrowed money or credit received or other Indebtedness totaling in excess of $5,000,000.00 (except that with respect to the aggregate non-recourse Indebtedness of the Unrestricted Subsidiaries, it shall not be an Event of Default hereunder unless WPHD's, WPHD II's or Porter's aggregate Investment in the applicable Unrestricted Subsidiaries (whether debt or equity) exceeds $5,000,000.00);

                  (h) any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP (1) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any such Person or of any substantial part of the assets of any thereof, (2) shall commence any case or other proceeding relating to any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or
(3) shall take any action to authorize or in furtherance of any of the foregoing;

                  (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and such Person shall indicate its approval thereof, consent thereto or acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within 90 days following the filing or commencement thereof;

                  (j) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

                  (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than 60 days, whether or not consecutive, any uninsured final judgment against any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP that, with other outstanding uninsured final judgments, undischarged, against any such Person exceeds in the aggregate $1,000,000.00;

                  (l) if all or any portion of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Banks, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP or any of their respective stockholders, partners, members or beneficiaries, or any court or any other governmental or regulatory


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authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

                  (m) any dissolution, termination, partial or complete liquidation, merger or consolidation of any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP or any Transfer of the assets of any such Person, other than Transfers excluded from the definition of Change of Control or otherwise permitted under the terms of this Agreement or the other Loan Documents;

                  (n) any suit or proceeding shall be filed against any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP or any of their respective assets which in the good faith business judgment of the Majority Banks after giving consideration to the likelihood of success of such suit or proceeding and the availability of insurance to cover any judgment with respect thereto and based on the information available to them, if adversely determined, would result in an uninsured judgment or settlement in excess of $10,000,000.00 in any case or in the aggregate;

                  (o) any Borrower, any Guarantor, LAMCO, WPHI, AP LHI, AP Western or AP WP shall be indicted for a federal crime, a punishment for which could include the forfeiture of any assets of such Person included in the Collateral or any Project;

                  (p) (i) an ERISA Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Employee Benefit Plan, which ERISA Reportable Event or institution of proceedings is, in the opinion of the Majority Banks, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of an ERISA Reportable Event, the continuance of such ERISA Reportable Event unremedied for 30 days after notice of such ERISA Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or, in the case of institution of proceedings, the continuance of such proceedings for 45 days after commencement thereof, (ii) any Employee Benefit Plan shall terminate for purposes of Title IV of ERISA, or (iii) any other event or condition shall occur or exist with respect to an Employee Benefit Plan and in each case in clauses (i) through (iii) above, such event or condition, together with all other such events or conditions, if any, could subject any Borrower or any Guarantor to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Borrower or any Guarantor;

                  (q) any Guarantor denies that such Guarantor has any liability or obligation under the Guaranty or the Indemnity Agreement, or shall notify the Agent or any of the Banks of such Guarantor's intention to attempt to cancel or terminate the Guaranty or the Indemnity Agreement, or shall fail to observe or comply with any term, covenant, condition or agreement under the Guaranty or the Indemnity Agreement after the expiration of any applicable cure periods provided therein, if any;

                  (r) the occurrence of a Change of Control;


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                  (s) any Event of Default, as defined in any of the other Loan
Documents, shall occur;

then, and in any such event, the Agent may, and upon the request of the Majority Banks shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Agreement, the Notes and the other Loan Documents to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrowers; PROVIDED that in the event of any Event of Default specified in Section 12.1(h), Section 12.1(i) or Section 12.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of notice from any of the Banks or the Agent.

         Section 12.1A LIMITATION OF CURE PERIODS.

                   (a) Notwithstanding anything contained in Section 12.1 to the contrary, (i) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(a) or Section 12.1(b) in the event that a Borrower cures such Default within five (5) Business Days following receipt of written notice of such Default, provided, however, that each Borrower shall not be entitled to receive more than two (2) notices in the aggregate pursuant to this clause (i) in any period of 365 days ending on the date of any such occurrence of Default, and provided further that no such cure period shall apply to any payments due upon the maturity of the Notes, and (ii) no Event of Default shall exist hereunder upon the occurrence of any failure described in Section 12.1(e) or Section 12.1(f) in the event that the applicable Borrower cures such Default within thirty (30) days following receipt of written notice of such Default; PROVIDED, however, that if such failure is not reasonably curable by such Borrower notwithstanding that such Borrower immediately commenced to cure such Default after the occurrence thereof and diligently pursued such cure thereafter, and such cure cannot be effected by the payment of money, such Borrower may request that the Majority Banks extend such cure period for a total period of time not to exceed sixty (60) days following receipt of the initial written notice of such Default, which determination shall be made in the sole and absolute discretion of the Majority Banks. The provisions of clause (ii) shall not pertain to Defaults consisting of a failure to provide insurance as required by Section 7.7, to any Default consisting of a failure to comply with
Section 7.4(d) or to any Default under Sections 7.13, 8.1, 8.2, 8.3 and 8.7.

                  (b) Notwithstanding anything in this Agreement or any other Loan Document to the contrary, any reference in this Agreement or any other Loan Document to "the continuance of a default" or "the continuance of an Event of Default" or any similar phrase shall not create or be deemed to create any right on the part of the Borrowers or any other party to cure any default following the expiration of any applicable grace or notice and cure period.

         Section 12.2 TERMINATION OF COMMITMENTS. If any one or more Events of Default specified in Section 12.1(h), Section 12.1(i) or Section 12.1(j) shall occur, then immediately and without any action on the part of the Agent or any Bank any unused portion of the credit hereunder shall terminate and the Banks shall be relieved of all obligations to make Loans or provide Letters of Credit to the Borrower. If any other Event of Default shall have


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occurred, the Agent, upon the election of the Majority Banks, may by notice to the Borrowers terminate the obligation to make Loans or provide Letters of Credit to the Borrowers. No termination under this Section 12.2 shall relieve the Borrowers of their obligations to the Banks arising under this Agreement or the other Loan Documents. Nothing in this Section 12.2 shall limit or impair the terms of this Agreement (including Section 2.1) which provide that the Banks shall have no obligation to make Loans upon the occurrence of a Default or Event of Default.

         Section 12.3 REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Banks shall have accelerated the maturity of the Loans pursuant to Section 12.1, the Agent on behalf of the Banks, may, with the consent of the Majority Banks but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including to the full extent permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrowers shall pay all reasonable costs of collection including, but not limited to, reasonable attorney's fees. Notwithstanding the provisions of this Agreement providing that the Loans may be evidenced by multiple Notes in favor of the Banks, the Banks acknowledge and agree that only the Agent may exercise any remedies arising by reason of a Default or Event of Default. Notwithstanding anything herein to the contrary, upon the occurrence of any Event of Default, an amount equal to the aggregate amount of the Outstanding Letters of Credit (including Letters of Credit accepted but unpaid) shall, at the Majority Banks' option, without demand or further notice to the Borrowers, be deemed to have been paid or disbursed by the Agent under the Letter of Credit and a Loan to the Borrowers from the Banks in such amount to have been made and accepted, which Loan shall be immediately due and payable.

         Section 12.4 DISTRIBUTION OF COLLATERAL PROCEEDS. In the event that, following the occurrence or during the continuance of any Event of Default, any monies are received in connection with the enforcement of any of the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

                  (a) First, to the payment of, or (as the case may be) the reimbursement of, the Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Agent to protect or preserve the Collateral or in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies,


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powers and privileges of the Agent under this Agreement or any of the other Loan
Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent to such monies;

                  (b) Second, to all other Obligations in such order or preference as the Majority Banks shall determine; PROVIDED, HOWEVER, that (i) in the event that any Bank shall have wrongfully failed or refused to make an advance under Section 2.7 and such failure or refusal shall be continuing, advances made by other Banks during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (ii) Obligations owing to the Banks with respect to each type of Obligation such as interest, principal, fees and expenses, shall be made among the Banks PRO RATA in accordance with their Commitment Percentages; and PROVIDED, further that the Majority Banks may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

                  (c) Third, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

         Section 13. SETOFF

         Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of where such deposits are held) or other sums credited by or due from any of the Banks to any Borrower or any Guarantor and any securities or other property of any Borrower or any Guarantor in the possession of such Bank may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower or Guarantor to such Bank. Each of the Banks agrees with each other Bank that if such Bank shall receive from any Borrower or any Guarantor, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Bank any amount in excess of its ratable portion of the payments received by all of the Banks with respect to the Notes held by all of the Banks, such Bank will make such disposition and arrangements with the other Banks with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Bank receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Bank, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest.

         Section 14. THE AGENT

         Section 14.1 AUTHORIZATION. The Agent is authorized to take such action on behalf of each of the Banks and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with


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

such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Bank or to create any agency or fiduciary relationship. The Borrowers and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Banks pursuant to this Agreement and the other Loan Documents.

         Section 14.2 EMPLOYEES AND AGENTS. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

         Section 14.3 NO LIABILITY. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.

         Section 14.4 NO REPRESENTATIONS. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectibility of any such amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein, or any agreement, instrument or certificate delivered in connection therewith or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of any Borrower or any Guarantor, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by any Borrower, any Guarantor or any other Person or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Banks, with respect to the creditworthiness or financial condition of the Borrowers or the Guarantors. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis


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and decisions in taking or not taking action under this Agreement and the other
Loan Documents.

         Section 14.5 PAYMENTS.

                  (a) A payment by a Borrower or a Guarantor to the Agent hereunder or under any of the other Loan Documents for the account of any Bank shall constitute a payment to such Bank. The Agent agrees to distribute to each Bank not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Bank's PRO RATA share of payments received by the Agent for the account of the Banks except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate (calculated for the purposes of this paragraph only based on overnight federal funds transactions) from time to time in effect.

                  (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making such distribution until its right to make such distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

                  (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Bank that fails (i) to make available to the Agent its PRO RATA share of any Loan or (ii) to comply with the provisions of Section 13 with respect to making dispositions and arrangements with the other Banks, where such Bank's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Banks, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Bank") and shall be deemed a Delinquent Bank until such time as such delinquency is satisfied. A Delinquent Bank shall be deemed to have assigned any and all payments due to it from the Borrowers and the Guarantors, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Banks for application to, and reduction of, their respective PRO RATA shares of all outstanding Loans in accordance with the terms of this Agreement. The Delinquent Bank hereby authorizes the Agent to distribute such payments to the nondelinquent Banks in proportion to their respective PRO RATA shares of all outstanding Loans in accordance with the terms of this Agreement. A Delinquent Bank shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Banks or as a result of other payments by the Delinquent Banks to the nondelinquent Banks, the Banks' respective PRO RATA shares of all


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outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

         Section 14.6 HOLDERS OF NOTES. Subject to the terms of Section 18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

         Section 14.7 INDEMNITY. The Banks ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrowers as required by Section 15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

         Section 14.8 AGENT AS BANK. In its individual capacity, FNB shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

         Section 14.9 RESIGNATION. Subject to the terms of Section 18.1, the Agent may resign at any time by giving 30 calendar days' prior written notice thereof to the Banks and the Borrowers; provided, however, that unless a Default or Event of Default has occurred and is continuing, no such resignation shall be permitted without the Borrowers' consent to such resignation, such consent not to be unreasonably conditioned, withheld or delayed. Upon any such resignation, the Majority Banks, subject to the terms of Section 18.1, shall have the right to appoint as a successor Agent any Bank or any bank whose senior debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's corporation and which has a net worth of not less than $500,000,000. Any such resignation shall be effective upon appointment and acceptance of a successor agent selected by the Majority Banks and, provided no Default or Event of Default has occurred and is continuing, approved by the Borrowers. If no successor Agent shall have been appointed and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving notice of resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent, which shall be a bank whose debt obligations are rated not less than "A" or its equivalent by Moody's Investors Service, Inc. or not less than "A" or its equivalent by Standard & Poor's Corporation and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder as Agent. After any retiring Agent's resignation, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be


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taken by it while it was acting as Agent. Upon any change in the Agent under this Agreement, the resigning Agent shall execute such assignments of and amendments to the Loan Documents as may be necessary to substitute the successor Agent for the resigning Agent.

         Section 14.10 DUTIES IN THE CASE OF ENFORCEMENT. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Majority Banks and (b) the Banks have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to exercise all or any legal and equitable and other rights or remedies as it may have. The Majority Banks may direct the Agent in writing as to the method and the extent of any such exercise, the Banks hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, PROVIDED that the Agent need not comply with any such direction to the extent that the Agent reasonably believes the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

         Section 15. EXPENSES

         The Borrowers agree to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Banks, including any recording, mortgage, documentary or intangibles taxes in connection with the Security Deeds, the Security Documents and other Loan Documents, or other taxes payable on or with respect to the transactions contemplated by this Agreement (other than taxes based upon the Agent's or any Bank's gross or net income, except that the Agent and the Banks shall be entitled to indemnification for any and all amounts paid by them in respect of taxes based on income or other taxes assessed by any State in which each Project or Collateral is located, such indemnification to be limited to taxes due solely on account of the granting of Collateral under the Security Documents and to be net of any credit allowed to the indemnified party from any other State on account of the payment or incurrence of such tax by such indemnified party), including any such taxes payable by the Agent or any of the Banks after the Closing Date (the Borrowers hereby agreeing to indemnify the Agent and each Bank with respect thereto), (c) all title insurance premiums, appraisal fees, engineer's fees, charges for commercial finance exams and engineering and environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the Agent and any local counsel to the Agent incurred in connection with the performance of due diligence and the preparation, negotiation, administration or interpretation of the Loan Documents and other instruments mentioned herein, the addition of Collateral, each closing hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder,
(d) the reasonable fees, expenses and disbursements of the Agent and the Banks incurred by the Agent and the Banks in connection with the performance of due diligence, underwriting analysis, credit reviews and inspection of Projects, and the preparation, negotiation, administration or interpretation of the Loan Documents and other instruments mentioned herein, credit and collateral evaluations, and the making of


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each advance hereunder, (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of any Bank or the Agent and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Bank or the Agent) incurred by any Bank or the Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against any Borrower, or any Guarantor or the administration thereof after the occurrence of a Default or Event of Default,
(ii) the sale of, collection from or other realization upon any of the Collateral, (iii) the failure of any Borrower or any Guarantor to perform or observe any provision of the Loan Documents, and (iv) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Bank's relationship with any Borrower or any Guarantor, and (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings. The covenants of this Section 15 shall survive payment or satisfaction of payment of amounts owing with respect to the Notes.

         Section 16. INDEMNIFICATION

         The Borrowers agree to indemnify and hold harmless the Agent and the Banks and each director, officer, employee, agent and Person who controls the Agent or any Bank from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any leasing fees and any brokerage, finders or similar fees asserted against any Person indemnified under this Section 16 based upon any agreement, arrangement or action made or taken, or alleged to have been made or taken, by any Borrower or any Guarantor, (b) any condition (whether related to the quality of construction or otherwise), use, operation or occupancy of the Projects or other Collateral, (c) any actual or proposed use by any Borrower of the proceeds of any of the Loans or any actual or proposed use of a Letter of Credit by any beneficiary of a Letter of Credit, (d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of any Borrower or any Guarantor comprised in the Collateral, (e) the Borrowers and the Guarantors entering into or performing this Agreement or any of the other Loan Documents,
(f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Projects or the other Collateral, or (g) with respect to the Borrowers and the Guarantors and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to claims with respect to wrongful death, personal injury or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrowers shall not be obligated under this Section 16 to indemnify any Person for liabilities arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Banks and the Agent shall be entitled to select a single law firm as their own


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counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this Section 16 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this Section 16 shall survive the repayment of the Loans and the termination of the obligations of the Banks hereunder.

         Section 17. SURVIVAL OF COVENANTS, ETC.

         All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers or the Guarantors pursuant hereto or thereto shall be deemed to have been relied upon by the Banks and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Banks of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding or any Letter of Credit is outstanding or any Bank has any obligation to make any Loans or provide Letters of Credit. The indemnification obligations of the Borrowers provided herein and the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Banks hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate or other paper delivered to any Bank or the Agent at any time by or on behalf of any Borrower or any Guarantor pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person.

         Section 18. ASSIGNMENT AND PARTICIPATION

         Section 18.1 CONDITIONS TO ASSIGNMENT BY BANKS. Except as provided herein, each Bank may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it, and the Notes held by it); provided that (a) the Agent shall have given its prior written consent to such assignment, which consent shall not be unreasonably withheld (provided that such consent shall not be required for any assignment to another Bank, to an entity which is under common control with the assigning Bank or to a wholly-owned Subsidiary of such Bank provided that such assignee shall remain a wholly-owned Subsidiary of such Bank), (b) The Borrowers shall have given their prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that such consent shall not be required if a Default or Event of Default shall have occurred and be continuing or for any assignment to another Bank, to an entity which is under common control with the assigning Bank or to a wholly-owned Subsidiary of such Bank provided that such assignee shall remain a wholly-owned Subsidiary of such Bank), (c) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Bank's rights and obligations under this Agreement, (d) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as


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hereinafter defined), a notice of such assignment, together with any Notes subject to such assignment, (e) in no event shall any voting, consent or approval rights of a Bank be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any Borrower or any Guarantor, which rights shall instead be allocated PRO RATA among the other remaining Banks, (d) such assignee shall have a net worth or unfunded capital commitments as of the date of such assignment of not less than $100,000,000.00 unless such requirement is waived in writing by the Combined WPH Entity and the Agent, (e) such assignment is subject to the terms of any intercreditor agreement among the Banks and the Agent, and (f) such assignee shall acquire an interest in the Loans of not less than $5,000,000.00 unless such requirement is waived in writing by the Combined WPH Entity and the Agent. Upon such execution, delivery, acceptance and recording, of such notice of assignment, (i) the assignee thereunder shall be a party hereto and all other Loan Documents executed by the Banks and, to the extent provided in such assignment, have the rights and obligations of a Bank hereunder, (ii) the assigning Bank shall, to the extent provided in such assignment and upon payment to the Agent of the registration fee referred to in Section 18.2, be released from its obligations under this Agreement, and (iii) the Agent may unilaterally amend SCHEDULE 1.3 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Bank as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrowers and the Guarantors.

         Section 18.2 REGISTER. The Agent shall maintain a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Banks and the Commitment Percentages of, and principal amount of the Loans owing to the Banks from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers and the Banks at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Bank agrees to pay to the Agent a registration fee in the sum of $2,000.

         Section 18.3 NEW NOTES. Upon its receipt of an assignment executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall (a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Banks (other than the assigning Bank). Within five Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assumed by such assignee pursuant to such assignment and, if the assigning Bank has retained some portion of its obligations hereunder, a new Note to the order of the assigning Bank in an amount equal to the amount retained by it hereunder, and shall cause the Guarantors to deliver to the Agent an acknowledgment in form and substance satisfactory to the Agent to the effect that the Guaranty extends to and is applicable to each new Note. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall


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be dated the effective date of such assignment and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrowers.

         Section 18.4 PARTICIPATIONS. Each Bank may sell participations to one or more banks or other entities in all or a portion of such Bank's rights and obligations under this Agreement and the other Loan Documents; PROVIDED that (a) any such sale or participation shall not affect the rights and duties of the selling Bank hereunder to the Borrowers, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or the Loan Documents, including, without limitation, the right to approve waivers, amendments or modifications, (c) such participant shall have no direct rights against the Borrowers or the Guarantors except the rights granted to the Banks pursuant to Section 13, (d) such sale is effected in accordance with all applicable laws, and (e) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, any Borrower or any Guarantor.

         Section 18.5 PLEDGE BY BANK . Any Bank may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or the enforcement thereof shall release the pledgor Bank from its obligations hereunder or under any of the other Loan Documents.

         Section 18.6 NO ASSIGNMENT BY BORROWERS. or Guarantors. No Borrower or Guarantor shall assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Banks.

         Section 18.7 COOPERATION; DISCLOSURE. The Borrowers and the Guarantors agree to promptly cooperate with any Bank in connection with any proposed assignment or participation of all or any portion of its Commitment. The Borrowers and the Guarantors agree that in addition to disclosures made in accordance with standard banking practices any Bank may disclose information obtained by such Bank pursuant to this Agreement to assignees or participants and potential assignees or participants hereunder.

         Section 19. NOTICES

         Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section 19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

         If to the Agent or any Bank, at the address set forth on the signature page for the Agent or such Bank; and


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         If to any Borrower or Guarantor:

                           c/o Western Pacific Housing
                           300 Continental Boulevard, Suite 390
                           El Segundo, California  90245
                           Attn: Thomas Connelly
                           Telecopier No.: (310) 648-7207

         with a copy to:

                           Apollo Real Estate Advisors
                           1301 Avenue of the Americas
                           38th Floor
                           New York, New York 10017
                           Attn: Rick Koenigsberger
                           Telecopier No.: (212) 459-3301

         and to:

                           Rutan & Tucker, LLP
                           611 Anton Boulevard, Suite 1400
                           Costa Mesa, California 92626-1998
                           Attn: Patrick D. McCalla, Esq.
                           Telecopier No.: (714) 546-9035

and to each other Bank which may hereafter become a party to this Agreement at such address as may be designated by such Bank. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, a Borrower, a Guarantor, a Bank or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

         Section 20. RELATIONSHIP

         Neither the Agent nor any Bank has any fiduciary relationship with or fiduciary duty to the Borrowers or the Guarantors arising out of or in connection with the Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Bank and each Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan


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Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

         Section 21. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE

         THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWERS AND THE GUARANTORS AGREE THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS AND THE GUARANTORS BY MAIL AT THE ADDRESS SPECIFIED IN SECTION 19. THE BORROWERS AND THE GUARANTORS HEREBY WAIVE ANY OBJECTION THAT THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

         Section 22. HEADINGS

         The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

         Section 23. COUNTERPARTS

         This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 24. ENTIRE AGREEMENT, ETC.

         The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27.


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         Section 25. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS

         EACH OF THE BORROWERS, THE GUARANTORS, THE AGENT AND EACH OF THE BANKS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, EACH OF THE BORROWERS, THE GUARANTORS, THE AGENT AND EACH OF THE BANKS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY OR PUNITIVE DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES OR CONSEQUENTIAL DAMAGES. EACH BORROWER AND GUARANTOR (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY BANK OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH BANK OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND
(B) ACKNOWLEDGES THAT THE AGENT AND THE BANKS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 25.

         Section 26. DEALINGS WITH THE BORROWERS AND GUARANTORS

         The Banks and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrowers, the Guarantors or any of their Affiliates regardless of the capacity of the Banks hereunder.

         Section 27. CONSENTS, AMENDMENTS, WAIVERS, ETC.

         Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Majority Banks. Notwithstanding the foregoing, none of the following may occur without the written consent of each Bank: a change in the rate of interest on and the term of the Notes; a change in the amount of the Commitments of the Banks (except as provided in Section 2.1); a forgiveness, reduction or waiver of the principal of any unpaid loan or any interest thereon or fee payable under the Loan Documents; a change in the amount of any fee payable to a Bank hereunder; the postponement of any date fixed for any payment of principal of or interest on the Loan; an extension of the Maturity Date; a change in the manner of distribution of any payments to the Banks or the Agent; the release of any


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Borrower, any Guarantor or any Collateral except as otherwise provided herein;
an amendment of the definition of Majority Banks or of any requirement for consent by all of the Banks; any modification to require a Bank to fund a pro rata share of a request for an advance of the Loan made by a Borrower other than based on its Commitment Percentage; an amendment to this Section 27; an amendment of the definition of Majority Banks; or an amendment of any provision of this Agreement or the Loan Documents which requires the approval of all of the Banks or the Majority Banks to require a lesser number of Banks to approve such action. The amount of the Agent's fee payable for the Agent's account and the provisions of Section 14 may not be amended without the written consent of the Agent. The Borrowers agree to enter into such modifications or amendments of this Agreement or the other Loan Documents as reasonably may be requested by FNB in connection with the assignment of Commitments provided that no such amendment or modification materially affects or increases any of the obligations of the Borrowers hereunder. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Bank in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon a Borrower shall entitle such Borrower to other or further notice or demand in similar or other circumstances.

         Section 28. SEVERABILITY

         The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         Section 29. NO UNWRITTEN AGREEMENTS

         THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         Section 30. REPLACEMENT OF NOTES

         Upon receipt of evidence reasonably satisfactory to the Borrowers of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to the Borrowers or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, the Borrowers will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

         Section 31. TIME OF THE ESSENCE

         Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrowers under this Agreement and the other Loan Documents.

         Section 32. RIGHTS OF THIRD PARTIES

         All conditions to the performance of the obligations of the Agent and the Banks under this Agreement, including the obligation to make Loans and provide Letters of Credit, are imposed solely and exclusively for the benefit of the Agent and the Banks and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Agent and the Banks will refuse to make advances of proceeds of the Loan or issue Letters of Credit in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Agent and the Banks at any time if in their sole discretion they deems it desirable to do so. In particular, the Agent and the Banks make no representations and assume no obligations as to third parties concerning the quality of the construction by the Borrowers of the Projects or the absence therefrom of defects.

         Section 33. JOINT AND SEVERAL OBLIGATIONS

         Each of the Borrowers agrees that it is jointly and severally, directly and primarily liable to the Agent and each of the Banks for payment and performance in full of all of the Obligations owing to Agent and each such Bank. Each of the Borrowers acknowledges and agrees that, for purposes of the Loan Documents, it receives a benefit from the availability of credit under this Agreement to all of the Borrowers. Each of the Borrowers waives all defenses arising under the laws of suretyship, to the extent such laws are applicable, in connection with its joint and several obligations under this Agreement. Without limiting the foregoing, each of the Borrowers agrees to the "Joint Borrower Provisions" set forth in EXHIBIT "H" hereto, incorporated by this reference.

         Section 34. PAYMENT TO PREVAILING PARTY

         If either party brings an action or proceeding (including any cross-complaint, counterclaim or third-party claim) against the other party by reason of a default by the other party or otherwise arising out of this Agreement or the other Loan Documents, the non-prevailing party shall pay to the prevailing party in such action or proceeding all of the prevailing party's costs and expenses of suit, including reasonable attorneys' fees, which shall be payable whether or not such action is prosecuted to judgment. "Prevailing Party" within the meaning of this Section includes a party who dismisses an action for recovery or other exercise of rights hereunder in exchange for payment of the sum allegedly due, performance of covenants allegedly breached, or consideration substantially equal to the relief sought in the action or proceeding.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument the date first set forth above.

                                    BORROWERS:

                                    WESTERN PACIFIC HOUSING - CAMERON MEADOWS,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - BAY VISTA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - ESCONDIDO, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - WINTERHAVEN, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - MURRIETA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - NORCO ESTATES,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - CANYON PARK, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]



                                    WESTERN PACIFIC HOUSING - TORREY GLENN, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - SONOMA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - SANTA FE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - LAND PARK NORTH,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President


                                    WESTERN PACIFIC HOUSING - LAUREL WOODS II,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - CURRAN GROVE, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - CORDELIA COMMONS
                                    I, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - MARTINEZ, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - EAST PARK, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - NATOMAS VILLAGE
                                    13, LLC, a Delaware limited liability
                                    company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - EDGEWOOD 45, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    TRACY, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - CREEKSIDE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - SPANISH HILLS,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - TORREY HILLS, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - SAN ELIJO, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - STONE LAKE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUE ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - LOMAS VERDES, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - PARADISE CREEK,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - WINDSOR POINTE,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - PROVIDENCE I, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - MENIFEE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - SUN VALLEY, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING-CLOVERDALE I, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - FIELDSTONE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                    WESTERN PACIFIC HOUSING - ANTIGUA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    GUARANTORS:

                                    WESTERN PACIFIC HOUSING DEVELOPMENT LIMITED
                                    PARTNERSHIP, a California limited
                                    partnership

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Managing General
                                            Partner

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING DEVELOPMENT II
                                    LIMITED PARTNERSHIP, a California limited partnership

                                    By:     AP LHI, Inc., a California
                                            corporation Managing General Partner

                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WPH-PORTER, LLC, a Delaware limited
                                    liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member


                                            By:   /s/ Kevin Conklin
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                       [SIGNATURES CONTAINED ON NEXT PAGE]

                                    FLEET NATIONAL BANK, individually and as Administrative Agent

                                    By:     /s/ Daniel L. Silbert
                                            -----------------------------------
                                            Daniel L. Silbert, Vice President

Fleet National Bank
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia  30346
Attn: Mr. Daniel L. Silbert
Phone: (770) 390-6584
Facsimile: (770) 390-8434
And

Fleet National Bank
100 Federal Street
Boston, Massachusetts  02110
Attn: Real Estate Division
Facsimile: (617) 434-7108

                                    BANK UNITED

                                    By:     /s/ Elise Forrest
                                       ----------------------------------------
                                    Its:    Elise Forrest Vice President
                                        ---------------------------------------

Bank United
5950 La Place Court
Suite 205
Carlsbad, California  92008
Attn: Ms. Elise Forest
Phone: (760) 804-8585
Facsimile: (760) 804-8590

                                    U.S. BANK

                                    By:     /s/ Max A. Bruno
                                       ----------------------------------------
                                    Its:    Max A. Bruno Vice President
                                        ---------------------------------------

U.S. Bank
2450 Colorado Street
Suite 4000 West
Santa Monica, California 90404-3515
Attn: Mr. Max Bruno
Phone: (310) 315-4216
Fax: (310) 315-4285

                                    CALIFORNIA BANK & TRUST

                                    By:     /s/ Marissa Drury
                                       ----------------------------------------
                                    Its:    Marissa Drury Vice President
                                        ---------------------------------------

California Bank and Trust
1900 Main Street
Suite 200
Irvine, California  92614
Attn: Mr. Frank Henry
Phone: (949) 251-7701
Fax: (949) 251-7716

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:     /s/ Aram Poladian
                                       ----------------------------------------
                                    Its:    Aram Poladian Vice President
                                        ---------------------------------------

KeyBank National Association
2029 Century Park East, Suite 950
Los Angeles, California 90067
Attn: Mr. Aram A. Poladian, Jr.
Phone: (310) 407-6708
Facsimile: (310) 407-6701

                                    BANK ONE ARIZONA, NATIONAL ASSOCIATION

                                    By:     /s/ Mark Aitken
                                       ----------------------------------------
                                    Its:    Mark Aitken Assistant Vice President
                                        ---------------------------------------

Bank One Arizona, National Association
Northern California Division
2260 Douglas Boulevard, Suite 290
Roseville, California  95661
Attn: Mr.  Mark Aitken
Phone: (916) 781-5808
Facsimile: (916) 781-3086

                                    CENTRAL PACIFIC BANK

                                    By:     /s/ Alwyn Chikamoto
                                       ----------------------------------------
                                    Its:    Alwyn Chikamoto
                                        ---------------------------------------

Central Pacific Bank
Corporate Banking Division
220 South King Street
Honolulu, Hawaii  96813
Attn: Mr.  Al Takahashi
Phone: (808) 544-0575
Facsimile: (808) 544-0647

                                    HELLER FINANCIAL, INC.

                                    By:     /s/ Steven T. S.
                                       ----------------------------------------
                                    Its:    Steven T. S. Senior Vice President
                                        ---------------------------------------

Heller Financial, Inc.
500 West Monroe Street
Chicago, Illinois 60661
Attn: Mr.  Darren Margulis
Phone: (312) 441-7361
Facsimile: (312) 441-7737

                                    EXHIBIT A

                                  FORM OF NOTE

$______________                                     as of November 21, 2000, but
                                      intended to be effective November 29, 2000

         FOR VALUE RECEIVED, the undersigned hereby promise to pay to ________________ ____________________________ or order, in accordance with the terms of that certain Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000 (the "Credit Agreement"), as from time to time in effect, among the undersigned, such other Borrowers as may be from time to time named therein, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank (formerly known as BankBoston, N.A.), for itself and as Agent, and such other Banks as may be from time to time named therein, to the extent not sooner paid, on or before the Maturity Date, the principal sum of _________________________________________
DOLLARS ($______________), or such amount as may be advanced by the payee hereof under the Credit Agreement with daily interest from the date hereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

         Payments hereunder shall be made to Fleet National Bank, as Agent for the payee hereof, 100 Federal Street, Boston, Massachusetts 02110.

         This Note is one of one or more Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the maturity date stated above and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

         Notwithstanding anything in this Note to the contrary, all agreements between the Borrowers and the Banks and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Banks exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Banks in excess of the maximum lawful amount, the interest payable to the Banks shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Banks shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrowers. All interest paid or agreed to be paid to the Banks shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the Borrowers and the Banks and the Agent.

         In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

         This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction).

         The undersigned makers and all guarantors and endorsers, hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness evidenced hereby, notice of acceleration of the indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

         This Note and certain other Notes dated of even date herewith in the aggregate principal face amount of $220,000,000.00 are executed and delivered by the Borrowers in amendment and restatement of the following Notes issued under the Second Amended and Restated Revolving Credit Agreement dated as of July 28, 2000: (i) that certain Note dated August 7, 2000, made by the Borrowers payable to Fleet National Bank, in the principal face amount of $35,000,000.00; (ii) that certain Note dated July 28, 2000, made by the Borrowers payable to Bank United in the principal face amount of $35,000,000.00; (iii) that certain Note dated August 7, 2000, made by the Borrowers payable to U.S. Bank in the principal face amount of $15,000,000.00; (iv) that certain Note dated July 28, 2000, made by the Borrowers payable to California Bank & Trust in the principal face amount of $18,000,000.00; (v) that certain Note dated August 7, 2000, made by the Borrowers to KeyBank National Association in the principal face amount of $21,000,000.00; (vi) that certain Note dated July 28, 2000, made by the Borrowers payable to Bank One Arizona, National Association in the principal face amount of $30,000,000.00; (vii) that certain Note dated July 28, 2000, made by the Borrowers payable to Heller Financial, Inc. in the principal face amount of $15,000,000.00; and (viii) that certain Note dated July 28, 2000, made by the Borrowers payable to Central Pacific Bank in the principal face amount of $5,000,000.00.

                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

         IN WITNESS WHEREOF the undersigned have by their duly authorized partners or members executed this Note under seal as of the day and year first above written.

                                    BORROWERS:

                                    WESTERN PACIFIC HOUSING - CAMERON MEADOWS,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                        [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - BAY VISTA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                        [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - ESCONDIDO, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - WINTERHAVEN, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - MURRIETA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - NORCO ESTATES,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - CANYON PARK, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - TORREY GLENN, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - SONOMA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - SANTA FE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - LAND PARK NORTH,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - LAUREL WOODS II,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - CURRAN GROVE, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - CORDELIA COMMONS
                                    I, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - MARTINEZ, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - EAST PARK, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - NATOMAS VILLAGE
                                    13, LLC, a Delaware limited liability
                                    company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - EDGEWOOD 45, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    TRACY, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - CREEKSIDE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - SPANISH HILLS,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - TORREY HILLS, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - SAN ELIJO, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - STONE LAKE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - LOMAS VERDES, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - PARADISE CREEK,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - WINDSOR POINTE,
                                    LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - PROVIDENCE I, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - MENIFEE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    WESTERN PACIFIC HOUSING - SUN VALLEY, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                    WESTERN PACIFIC HOUSING - CLOVERDALE I, LLC, a Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]



                                    WESTERN PACIFIC HOUSING - FIELDSTONE, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]


                                    WESTERN PACIFIC HOUSING - ANTIGUA, LLC, a
                                    Delaware limited liability company

                                    By:     LAMCO Housing, Inc., a California
                                            corporation, Administrative Manager
                                            Member

                                            By:
                                                  -----------------------------
                                                  Kevin Conklin, Vice President

                                                         [CORPORATE SEAL]

                                    EXHIBIT B

                            FORM OF REQUEST FOR LOAN

Fleet National Bank, for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn:  Dan Silbert

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.6 of the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000, as from time to time in effect (the "Credit Agreement"), among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Agent, and the other Banks from time to time party thereto, the undersigned LAMCO Housing, Inc., as agent for the Borrowers and the Guarantors, hereby certifies as follows:

         1. LOAN. The undersigned Borrowers hereby request a Loan under Section
2.1 of the Credit Agreement:

                  Principal Amount: $

                  Type (Eurodollar Rate, Base Rate):

                  Drawdown Date:

by credit to the general account of the Borrowers with the Agent at the Agent's Office.

         2. USE OF PROCEEDS. Such Loan shall be used for the following purposes permitted by Section 7.11 of the Credit Agreement:

                                   [Describe]

         3. NO DEFAULT. The undersigned Authorized Officer of LAMCO certifies that the Borrowers and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. No condemnation proceedings are pending or to the Borrowers' or Guarantors' knowledge threatened against any Project, and there have been no changes in title as reflected in the Title Policy since the date of the Title Policy, except as may have been previously disclosed to the Agent in writing and approved by the Agent in writing.

         4. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of any of the Borrowers, the Guarantors and the Unrestricted Subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, changes previously disclosed in writing to the Agent and approved by the Agent in writing and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

         5. OTHER CONDITIONS. All other conditions to the making of the Loan requested hereby set forth in Section 11 of the Credit Agreement have been satisfied.

         6. DRAWDOWN DATE. Except to the extent, if any, specified by notice actually received by the Agent prior to the Drawdown Date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrowers and Guarantors on and as of such Drawdown Date.

         7. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of _______________, 200___.

                                    LAMCO HOUSING, INC., a California
                                    corporation, as Agent for the Borrowers and the Guarantors

                                    By: _______________________________
                                        Kevin Conklin, Vice President

                                               [CORPORATE SEAL]

                                    EXHIBIT C

                        FORM OF LETTER OF CREDIT REQUEST

Fleet National Bank, for itself and as Agent
115 Perimeter Center Place, Suite 500
Atlanta, Georgia  30346
Attn:  Dan Silbert

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.8 of the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000, as from time to time in effect (the "Credit Agreement"), among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Agent, and the other Banks from time to time party thereto, the undersigned LAMCO Housing, Inc., as agent for the Borrowers and the Guarantors, hereby requests and certifies as follows:

         1. LETTER OF CREDIT. The undersigned Borrowers hereby request a Letter of Credit to be issued under Section 2.8 of the Credit Agreement:

                 Principal Amount:  $

                 Beneficiary:

         2. USE OF LETTER OF CREDIT. Such Letter of Credit shall be used for the following purposes permitted by the Credit Agreement:

                                   [Describe]

         3. NO DEFAULT. The undersigned Authorized Officer of LAMCO certifies that the Borrowers and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of the Letter of Credit requested hereby.

         4. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrowers, the Guarantors and the Unrestricted Subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true and correct in all material respects as of the date as of which it was made and shall also be true and correct in all material respects at and as of the issuance date for the Letter of Credit requested hereby, with the same effect as if made at and as of such issuance date (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, changes previously disclosed in writing to the Agent and approved by the Agent in writing and except to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default has occurred and is continuing.

         5. OTHER CONDITIONS. All other conditions to the issuance of the Letter of Credit requested hereby set forth in Section 11 of the Credit Agreement have been satisfied.

         6. ISSUANCE DATE. Except to the extent, if any, specified by notice actually received by the Agent prior to the issuance date specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrowers and the Guarantors on and as of such issuance date.

         7. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this ____ day of ____________, 200___.

                                    LAMCO HOUSING, INC., a California
                                    corporation, as Agent for the Borrowers and the Guarantors

                                    By: ________________________________
                                        Kevin Conklin, Vice President

                                               [CORPORATE SEAL]

                                    EXHIBIT D

                      FORM OF REQUEST FOR EXTENSION OF LOAN

Fleet National Bank, as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Silbert

Ladies and Gentlemen:

         Pursuant to the provisions of Section 2.9 of the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000, as from time to time in effect (the "Credit Agreement"), among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Agent, and the other Banks from time to time party thereto, the undersigned LAMCO Housing, Inc., as agent for the Borrowers and the Guarantors, hereby requests and certifies as follows:

         1. EXTENSION REQUEST. The Borrowers hereby irrevocably request that the Maturity Date be extended as provided in Section 2.9 of the Credit Agreement.

         2. NO DEFAULT. The undersigned Authorized Officer of LAMCO certifies that the Borrowers and the Guarantors are and will be in compliance with all covenants under the Loan Documents after giving effect to the extension requested hereby.

         3. REPRESENTATIONS TRUE. Each of the representations and warranties made by or on behalf of the Borrowers, the Guarantors and the Unrestricted Subsidiaries contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true and correct in all material respect as of the date as of which it was made and shall also be true and correct in all material respects at and as of the Maturity Date (without regard to such extension request) with the same effect as if made at and as of the Maturity Date (without regard to such extension request).

         4. OTHER CONDITIONS. All other conditions to the extension to the Loan requested hereby set forth in Section 2.9 of the Credit Agreement have been satisfied.

         5. DATE. Except to the extent, if any, specified by notice actually received by the Agent prior to the Maturity Date (without regard to such extension request) specified above, the foregoing representations and warranties shall be deemed to have been made by the Borrowers and the Guarantors on and as of the Maturity Date (without regard to such extension request).

         6. DEFINITIONS. Terms defined in the Credit Agreement are used herein with the meanings so defined.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of ______________, 2002.

                                    LAMCO HOUSING, INC., a California
                                    corporation, as agent for the Borrowers and the Guarantors

                                    By:_____________________________________
                                       Kevin Conklin, Vice President

                                              [CORPORATE SEAL]

                                    EXHIBIT E

                         FORM OF COMPLIANCE CERTIFICATE

Fleet National Bank, for itself and as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Silbert

Ladies and Gentlemen:

         Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000 (the "Credit Agreement") by and among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

         Pursuant to the Credit Agreement, the undersigned LAMCO Housing, Inc., as agent for the Borrowers and the Guarantors, is furnishing to you herewith (or has most recently furnished to you) the consolidated financial statements of the Combined WPH Entity and its Subsidiaries for the fiscal period ended _______________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of the persons covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

         This certificate is submitted in compliance with requirements Section 7.4(d) or Section 10.12 of the Credit Agreement. IF THIS CERTIFICATE IS PROVIDED UNDER A PROVISION OTHER THAN SECTION 7.4(d), THE CALCULATIONS PROVIDED BELOW ARE MADE USING THE FINANCIAL STATEMENTS OF THE COMBINED WPH ENTITY AS OF THE BALANCE SHEET DATE ADJUSTED IN THE BEST GOOD-FAITH ESTIMATE OF SUCH PERSON TO GIVE EFFECT TO THE MAKING OF A LOAN, EXTENSION OF THE MATURITY DATE, ACQUISITION OR DISPOSITION OF PROPERTY OR OTHER EVENT THAT OCCASIONS THE PREPARATION OF THIS CERTIFICATE; AND THE NATURE OF SUCH EVENT AND THE COMBINED WPH ENTITY'S ESTIMATE OF ITS EFFECTS ARE SET FORTH IN REASONABLE DETAIL IN AN ATTACHMENT HERETO. The undersigned officer of each signatory below is its chief financial or chief accounting officer.

         The undersigned officer has caused the provisions of the Credit Agreement to be reviewed and has no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof, the actions taken, being taken or proposed to be taken by the Borrower with respect thereto in order to cure such Default or Event of Default and the time period required to cure such Default or Event of Default.]

         The undersigned Borrowers and Guarantors are providing the following information to demonstrate compliance as of the date hereof with the following covenants:

                            [SEE ATTACHED EXHIBIT 1]

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of ____________, 200___.

                                    BORROWERS:

                                    LAMCO HOUSING, INC., a California
                                    corporation, as agent for the Borrowers and the Guarantors

                                    By:____________________________________
                                       Kevin Conklin, Vice President

                                              [CORPORATE SEAL]

                                    EXHIBIT 1

1.       SECTION 8.1(j).  ALLOWED VENTURE FINANCING

         A.       Amount of Allowed Venture Financing                  $_____________
                   (Attach Schedule)

         B.       Consolidated Total Assets of the
                  Unrestricted Subsidiaries per balance sheet          $_____________

                  MINUS Consolidated Total Liabilities of the
                  Unrestricted Subsidiaries per balance sheet          ($____________)

                  Consolidated Tangible Net Worth of the
                  Unrestricted Subsidiaries                            $_____________

                  PLUS Amount of Participating Equity Loans            $_____________

                  PLUS Amount of Capitalization Loans
                   (except those made to Borrowers)                    $_____________

                  Total                                                $_____________

         C.       B x 3                                                $_____________

         A may not exceed C

2.       SECTION 8.1(i) AND 8.1(j). SUM OF PARTICIPATING EQUITY LOANS
                                    AND ALLOWED VENTURE FINANCING.

         A.       Amount of Participating Equity Loans
                  (Attach Schedule)                                    $_____________

B.       Amount of Allowed Venture Financing (Attach Schedule)         $_____________

         C.       A plus B may not exceed $125,000,000.00.
                  Commencing on March 31, 2002, $125,000,000.00
                  shall be decreased to $80,000,000.00.

3.       SECTION 8.1(k).  Contingent Liability with respect to
                          Allowed Venture Financing

         Amount of WPHD's contingent                                   $_____________
         liability with respect to Allowed
         Venture Financing (Attach Schedule)

         Amount may not exceed $20,000,000.00
         Commencing on March 31, 2001, $20,000,000.00


         shall be decreased to $15,000,000.00, unless the following tests can be met:

         A.       WPHD EBITDA

                  (i)      Net Income for 4 quarters
                           ending __________                           $_____________

                     PLUS depreciation, amortization, interest expense $_____________
                     and taxes deducted in calculating Net Income

                     PLUS Extraordinary or non-recurring losses        $_____________

                     MINUS extraordinary or non-recurring gains        ($____________)

                     Total for most recent 4 quarters                  $_____________

                  (ii)     Interest incurred of WPHD and its
                           Subsidiaries for four prior quarters
                           (excluding Interest Incurred of Unrestricted
                           Subsidiaries and on Subordinate Debt
                           and Working Capital Advances)               $_____________

                   (iii)    2 x (ii)                                   $_____________

                   (i) must be greater than (iii)

         B.       Combined WPH Entity's Consolidated Tangible
                  Net Worth

                  Consolidated Total Assets per                        $_____________
                  balance sheet

                  PLUS real estate depreciation                        $_____________

                  Consolidated Total Assets after adjustment           $_____________
                  for depreciation

                  MINUS Consolidated Total Liabilities                 ($____________)
                  per balance sheet

                  MINUS aggregate book value of intangible assets      ($____________)

                  MINUS asset write-up amounts, if any                 ($____________)

                  Total (Consolidated Tangible Net Worth)              $_____________

                  Consolidated Tangible Net Worth must exceed
                  $105,000,000.00


                                       2

4.       SECTION 8.1(l).  THIRD PARTY LETTERS OF CREDIT.

         A.       Amount of reimbursement obligations                  $_____________
                  pursuant to Section 8.1(l)

         A may not exceed $5,000,000.00

5.       SECTION  8.1(m).  PURCHASE MONEY OBLIGATIONS.

         A.       Amount of purchase money obligations
                  pursuant to Section  8.1(m)                          $_____________

         A may not exceed $25,000,000.00

6.       SECTION  8.1(n).  BONDING OBLIGATIONS, ETC.

         A.       Amount of Bonding Obligations, etc.
                  pursuant to Section  8.1(n)                          $_____________

                  LESS value of work completed                         ($____________)

                  Total                                                $_____________


         B.       Combined WPH Entity's Consolidated Tangible

                  Net Worth (from 3.B. above)                          $_____________


         C.       60% of B                                             $_____________

         A may not exceed C

7.       SECTION  8.1(o).  INTEREST RATE SWAPS, ETC.

         A.       Amount of interest rate swaps, etc.
                  pursuant to Section  8.1(o)                          $_____________

         A may not exceed $50,000,000.00


8.       SECTION  8.3(h).  EXTENSIONS OF CREDIT.

         A.       Amount of extensions of Credit in connection with
                  sale of Land or model homes pursuant to Section
                  8.3(h)                                               $_____________

         A may not exceed $15,000,000.00


                                       3

9.       SECTION 8.3(k).  INVESTMENTS IN UNRESTRICTED SUBSIDIARIES

         A.       Amount of Investments in Unrestricted                $_____________
                  Subsidiaries

         B.       Combined WPH Entity's Consolidated

                  Tangible Net Worth  (from 3.B. above)                $_____________

         A may not exceed $20,000,000.00

         From and after September 30, 2000 through and including March 30, 2001, $20,000,000.00 shall be reduced to $15,000,000.00, and from and after September 30, 2001, $15,000,000.00 shall be reduced to $10,000,000.00, unless the test described in 3.A. and 3.B above can be met.

10.      SECTION 8.3(l).  OTHER INVESTMENTS.

         A.       Amount of other Investments                          $_____________
                   (not described in Section 8.3(a)-(k))

         A may not exceed $1,000,000.00


11.      SECTION  8.7.  DISTRIBUTIONS

         A.       Distributions made by WPHD or a Borrower             $_____________

         B.       Such entity's Net Income (after deducting Tax        $_____________
                  Distributions Allowance)

         C.       25% of B                                             $_____________

         D.       Total Liabilities

                  Combined WPH Entity's Consolidated Total
                  Liabilities                                          $_____________

                  LESS Cash Available of Combined WPH Entity
                  and its Subsidiaries                                 ($____________)

                  LESS Working Capital Advances                        ($____________)

                  Total Liabilities                                    $_____________

         E.       Total Equity

                  Combined WPH Entity's Consolidated Tangible


                                       4

                  Net Worth (from 3.B. above)                          $_____________

                  PLUS Amount of Participating Equity

                  Loans outstanding                                    $_____________

                  PLUS Book value of minority interests in
                  Unrestricted Subsidiaries                            $_____________

                  PLUS all amounts advanced to, invested in
                  or paid on behalf of Unrestricted Subsidiaries
                  (or accounted for as a prepaid allocation of
                  costs)                                               $_____________

                  PLUS Working Capital Advances                        $_____________

                  Total Equity                                         $_____________

         F.       Ratio of D to E

         A may not exceed 25% of B and F shall
         not be less than 2.00 to 1

12.      SECTION 8.10(a).  UNSOLD LOTS.

         A.       Value of Unsold Lots                                 $_____________

         B.       Value of Land Under Development                      $_____________

         C.       A plus B                                             $_____________

         D.       Adjusted Tangible Net Worth

                  WPHD's  Consolidated Tangible Net Worth

                  Consolidated Total Assets per                        $_____________
                  balance sheet

                  PLUS real estate depreciation                        $_____________

                  Consolidated Total Assets after adjustment           $_____________
                  for depreciation

                  MINUS Consolidated Total Liabilities                 ($____________)
                  per balance sheet

                  MINUS aggregate book value of intangible assets      ($____________)

                  MINUS asset write-up amounts, if any                 ($____________)


                                       5

                  Total (Consolidated Tangible Net Worth)              $_____________

                  MINUS Amount of investments in
                  Unrestricted Subsidiaries                            ($____________)

                  Total (Adjusted Tangible Net Worth)                  $_____________

         E.       Sum of D and $25,000,000.00 of Subordinate
                  Debt of (such amount to decrease $5,000,000.00
                  per quarter after 9/30/01)                           $_____________

         F.       E x 165%                                             $_____________
                  (150% commencing 3/31/02)

         C.       may not exceed F

13.      SECTION 8.10(b).  UNSOLD HOMES UNDER CONSTRUCTION.

         A.       Number of Unsold Homes Under Construction            _____________

         B.       Number of Homes closed in last 12 months             _____________

         C.       Number of Homes closed in last 6 months              _____________

         D.       B x 25%                                              _____________

         E.       C x 50%                                              _____________

         A may not exceed the greater of D and E

14.      SECTION 9.1(a).  INTEREST COVERAGE (WPHD EBITDA TO
         INTEREST INCURRED FOR WPHD).

         A.       WPHD EBITDA (see 3.A. above)                         $_____________

         B.       Interest Incurred of WPHD and its
                  Subsidiaries (see 3.A. above)                        $_____________

         C.       Ratio of A to B                                      ______________%
                  (expressed as a percentage)

         A must equal or exceed 175% of B

15.      SECTION  9.1(b).  INTEREST COVERAGE (EBITDA TO INTEREST
                           INCURRED) FOR COMBINED WPH ENTITY

         A.       Combined WPH Entity's EBITDA

                  Net income for 4 quarters ending
                  ______________                                       $_____________


                                       6

                  PLUS depreciation, amortization,
                  interest expense and taxes deducted
                  in calculating Net Income                            $_____________

                  PLUS extraordinary or non-recurring
                  losses                                               $_____________

                  MINUS extraordinary or non-recurring
                  gains                                                ($____________)

                  MINUS allocable share of holders of Participating
                  Equity Loans in Net Income of Unrestricted
                  Subsidiaries                                         ($____________)

                  MINUS principal and interest on Participating
                  Equity Loans                                         ($____________)

                  Total for most recent 4 quarters                     $_____________

         B.       Interest Incurred for 4 prior quarters
                  (excluding Interest Incurred on
                  Participating Equity Loans and Working
                  Capital Advances)                                    $_____________

         C.       Ratio of A to B (expressed as a percentage)          ______________%

         A must equal or exceed 150% of B

         (175% commencing with July 1, 2001)

16.      SECTION 9.2(a).  TOTAL LIABILITIES TO TOTAL EQUITY RATIO.

         A.       Combined WPH Entity's Total Liabilities
                   (from 11.D. above)                                  $____________

         B.       Combined WPH Entity's Total Equity (from             $____________
                  Item 11.E. above)

         C.       Ratio of A to B                                      _____________

                  Such ratio shall not exceed 2.75 to 1
                  (2.5 to 1 commencing 3/31/01)

17.      SECTION 9.2(b).  LIABILITIES TO WORTH RATIO.

         A.       Combined WPH Entity's Adjusted
                  Total Liabilities

                  Combined WPH Entity's Consolidated Total


                                       7

                  Liabilities (from 11.D. above)                       $_____________

                  LESS aggregate Indebtedness of
                  Unrestricted Subsidiaries                            ($____________)

                  LESS Cash Available of WPHD and the Borrowers        ($____________)

                  LESS outstanding Subordinate Debt                    ($____________)

                  PLUS aggregate guaranties of
                  aggregate Indebtedness of
                  Unrestricted Subsidiaries                            $_____________

                  Total (Adjusted Total Liabilities)                   $_____________

         B.       WPHD's Adjusted Tangible Net Worth
                   (from 12.D. above)                                  $_____________

         C.       Ratio of A to B                                      ______________

                  Such ratio shall not exceed 2.25 to 1
                  (2 to 1 commencing 12/31/01)

18.      SECTION 9.3.  BORROWING BASE.

         A.       Borrowing Base                                       $____________

         B.       Outstanding principal amount of Loans                $____________

         C.       50% of face amount of Letters of Credit              $____________
                  supporting unfunded Project Costs

         D.       50% of face amount of Third Party                    $____________
                  Letters of Credit

         E.       B + C + D                                            $____________

         E may not exceed A

19.      SECTION 9.4.  CONSOLIDATED TANGIBLE NET WORTH.

         A.       Combined WPH Entity's Consolidated Tangible
                  Net Worth (from 3.B above)                           $____________

         B.       After-Tax Equivalent Income
                  Positive quarterly Net Income since 3/31/00          $____________

                  MINUS Tax Distributions Allowance                    ($___________)


                                       8

                  Total                                                $____________

                  x 60%                                                $____________

         C.       50% x B                                              $____________

         D.       Net proceeds of Equity Offerings since 3/31/00       $____________

         E.       Working Capital Advances                             $____________

         F.       $85,000,000 + C + D + E                              $____________

         A must not be less than F

20.      SECTION 9.5.  NET WORKING CAPITAL.

         A.       Excess of Total Commitment
                  over outstanding Loans                               $____________

         B.       Borrowing Base                                       $____________

                  MINUS outstanding principal amount of Loans          ($___________)

                  MINUS 50% of face amount of Letters of               ($___________)
                  Credit supporting unfunded Project Costs

                  MINUS 50% of face amount of Third Party
                  Letters of Credit                                    ($___________)

                  PLUS Cash Available                                  $____________

                  PLUS Net Sales Proceeds receivable from              $____________
                  Title Company within ten (10) days

                  MINUS accounts payable and customer deposits         ($___________)

                  Total                                                $____________

         C.       Lesser of A and B                                    $____________

         C may not be less than $0.00

                                    EXHIBIT F

                          FORM OF BORROWING BASE REPORT

Fleet National Bank, for itself and as Agent
115 Perimeter Center Place, N.E.
Suite 500
Atlanta, Georgia 30346
Attn:  Dan Silbert

Ladies and Gentlemen:

         Reference is made to the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000 (the "Credit Agreement") by and among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Agent, and the other Banks from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

         Pursuant to the Credit Agreement, the undersigned LAMCO Housing, Inc., as agent for the Borrowers and the Guarantors, as is furnishing to you herewith (or has most recently furnished to you) the consolidated financial statements of the Combined WPH Entity and its Subsidiaries for the fiscal period ended _______________ (the "Balance Sheet Date"). Such financial statements have been prepared in accordance with generally accepted accounting principles and present fairly the financial position of the persons covered thereby at the date thereof and the results of their operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

         This certificate is submitted in compliance with requirements Section 7.4(g) of the Credit Agreement. IF THIS CERTIFICATE IS PROVIDED UNDER A PROVISION OTHER THAN SECTION 7.4(g), THE CALCULATIONS PROVIDED BELOW ARE MADE USING THE FINANCIAL STATEMENTS OF THE COMBINED WPH ENTITY AS OF THE BALANCE SHEET DATE ADJUSTED IN THE BEST GOOD-FAITH ESTIMATE OF SUCH PERSON TO GIVE EFFECT TO THE MAKING OF A LOAN, EXTENSION OF THE MATURITY DATE, ACQUISITION OR DISPOSITION OF PROPERTY OR OTHER EVENT THAT OCCASIONS THE PREPARATION OF THIS CERTIFICATE; AND THE NATURE OF SUCH EVENT AND SUCH PERSON'S ESTIMATE OF ITS EFFECTS ARE SET FORTH IN REASONABLE DETAIL IN AN ATTACHMENT HERETO. The undersigned officer of each signatory hereto is its chief financial or chief accounting officer.

         There have been no new Borrowers created or acquired since the date of the immediately preceding Borrowing Base Report, except for the following:

                  [COMPLETE]

         In the event there are any new Borrowers, they are required to execute and/or provide the requisite documents pursuant to Section 5.3 of the Credit Agreement. The required documents for each Borrower are enclosed if they have not already been supplied to the Agent.

         The undersigned Authorized Officer of LAMCO has caused the provisions of the Credit Agreement to be reviewed and has no knowledge of any Default or Event of Default. (Note: If any signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof, the actions taken, being taken or proposed to be taken by the applicable Borrower or Guarantor with respect thereto in order to cure such Default or Event of Default and the time period required to cure such Default or Event of Default.]

         Pursuant to Section 7.4(g) of the Credit Agreement, the undersigned hereby certifies that the following figures set forth are a correct statement of the Borrowing Base completed in accordance with the Credit Agreement:

A.       BORROWING BASE.

         Land Under Development

         (1)      Undepreciated Cost  $___________
         (2)      Adjusted Value      $___________
         (3)      Lesser of (1) and (2)                           $________ x 50% = $_______

         Unsold Lots

         (1)      Undepreciated Cost  $___________
         (2)      Adjusted Value      $___________
         (3)      Lesser of (1) and (2)                           $________ x 70% = $_______

         Unsold Work In Progress                                  $________ x 80% = $_______

         Sold Homes Under Construction                            $________ x 90% = $_______

                  Borrowing Base                                                 $__________

B.       INDEBTEDNESS.

         Outstanding principal balance of Loans                                  $__________

         Letters of Credit supporting unfunded                    $________ x 50% = $_______
         Project Costs

         Third Party Letters of Credit                            $________ x 50% = $_______

                  Total                                                          $__________

         B shall not exceed A.

         IN WITNESS WHEREOF, we have hereunto set our hands and seals this _____ day of ____________, 200___.

                                    LAMCO HOUSING, INC., a California
                                    corporation, as agent for the Borrowers and the Guarantors

                                    By:________________________________________
                                       Kevin Conklin, Vice President

                                              [CORPORATE SEAL]

                                    EXHIBIT G

                            FORM OF JOINDER AGREEMENT

         THIS JOINDER AGREEMENT ("Joinder Agreement") is executed as of _________ __, 200_, by _______________, a ____________________("Joining Party"),
and delivered to Fleet National Bank, as Administrative Agent, pursuant to
Section 5.3 of the Third Amended and Restated Revolving Credit Agreement dated as of November 21, 2000, but intended to be effective November 29, 2000, as from time to time in effect (the "Credit Agreement"), among the Borrowers from time to time party thereto, Western Pacific Housing Development Limited Partnership, Western Pacific Housing Development II Limited Partnership, WPH-Porter, LLC, Fleet National Bank, for itself and as Administrative Agent, and the other Banks from time to time party thereto. Terms used but not defined in this Joinder Agreement shall have the meanings defined for those terms in the Credit Agreement.

                                    RECITALS

                  A. Joining Party is required, pursuant to Section 5.3 of the Credit Agreement, to become an additional Borrower under the Credit Agreement and a party to all the other Credit Documents to which the existing Borrowers are a party.

                  B. Joining Party expects to realize direct and indirect benefits as a result of the availability to Borrowers of the credit facilities under the Credit Agreement.

         NOW, THEREFORE, Joining Party agrees as follows:

                                    AGREEMENT

                  1. JOINDER. By this Joinder Agreement, Joining Party hereby becomes a "Borrower" under the Credit Agreement with respect to all the Obligations of a Borrower now or hereafter incurred under the Credit Agreement and the other Credit Documents. Joining Party agrees that Joining Party is and shall be bound by, and hereby assumes, all representations, warranties, covenants, terms, conditions, duties and waivers applicable to a Borrower under the Credit Agreement and the other Loan Documents.

                  2. REPRESENTATIONS AND WARRANTIES OF JOINING PARTY. Joining Party represents and warrants to Agent that, as of the Effective Date (as defined below), except as disclosed in writing by Joining Party to Agent on or prior to the date hereof and approved by the Agent in writing (which disclosures shall be deemed to amend the Schedules and other disclosures delivered as contemplated in the Credit Agreement), the representations and warranties contained in the Credit Agreement are true and correct in all material respects as applied to Joining Party as a Borrower on and as of the Effective Date as though made on that date. As of the Effective Date, all covenants and agreements in the Loan Documents of the Borrowers and their Subsidiaries are true and correct with respect to Joining Party and no Default or Event of Default shall exist or might exist upon the Effective Date in the event that Joining Party becomes a Borrower.

                  3. PROMISSORY NOTES. Joining Party hereby agrees that, as of the Effective Date, each Note heretofore delivered to the Banks shall be a joint and several obligation of Joining Party to the same extent as if executed and delivered by Joining Party, and upon request by any Bank, will promptly endorse such Bank's Notes to confirm such obligation.

                  4. FURTHER ASSURANCES. Joining Party agrees to execute and deliver such other instruments and documents and take such other action, as the Agent may reasonably request, in connection with the transactions contemplated by this Joinder Agreement.

                  5. GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

                  6. The effective date (the "Effective Date") of this Joinder Agreement is __________, 200__.

                                    "JOINING PARTY"


                                    ______________________________________,
                                    a ____________________________________


                                    By:___________________________________
                                    Its:__________________________________
                                          [Printed Name and Title]


ACKNOWLEDGED:

FLEET NATIONAL BANK, as Administrative Agent

By:_______________________________
Its:______________________________
       [Printed Name and Title]

                                    EXHIBIT H

                            JOINT BORROWER PROVISIONS

         1. ATTORNEY-IN-FACT. For the purpose of implementing the joint borrower provisions of the Loan Documents, the Borrowers hereby irrevocably appoint each other as their agent and attorney-in-fact for all purposes of the Loan Documents, INCLUDING the giving and receiving of notices and other communications.

         2. ACCOMMODATION. It is understood and agreed that the handling of this credit facility on a joint borrowing basis as set forth in this Agreement is solely as an accommodation to the Borrowers and at their request. Accordingly, the Agent and the Banks are entitled to rely, and shall be exonerated from any liability for relying upon, any Loan Request or Letter of Credit Request or any other request made by a purported officer of any Borrower without the need for any consent or other authorization of any other Borrower and upon any information or certificate provided on behalf of any Borrower by a purported officer of such Borrower.

         3. RIGHTS OF AGENT AND THE BANKS. Each Borrower acknowledges that, except to the extent of the borrowings made by it and the proceeds received by it, the Obligations undertaken by it under the Loan Documents will or may guarantee obligations of other Borrowers (the "Guaranteed Obligations") and, in full recognition of that fact, each Borrower consents and agrees that the Agent for the benefit of the Banks may, at any time and from time to time, agree with any one Borrower to, without notice or demand to the other Borrowers, and without affecting the enforceability of the Guaranteed Obligations under any Loan Document or giving the other Borrowers any recourse or right of action against Agent (and no Borrower will assert or take advantage of any defense based on any such actions):

                  a. supplement, modify, amend, extend, renew, or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof, including, without limitation, any increase or decrease of the rate(s) of interest thereon;

                  b. supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Guaranteed Obligations or any part thereof or any of the Loan Documents or any security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                  c. accept new or additional instruments, documents or agreements relative to any of the Loan Documents or the Guaranteed Obligations or any part thereof;

                  d. accept partial payments or performance on the Guaranteed Obligations;

                  e. receive and hold additional security or guaranties for the Guaranteed Obligations or any part thereof;

                  f. release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties for the Guaranteed Obligations, and apply any security and direct the order or manner of sale thereof as the Agent, on behalf of the Banks, in its sole and absolute discretion may determine;

                  g. release any Person or any guarantor from any personal liability with respect to the Guaranteed Obligations or any part thereof;

                  h. settle, release on terms satisfactory to the Agent and the Banks or by operation of applicable laws or otherwise liquidate or enforce any Guaranteed Obligations and any security or guaranty therefor in any manner, consent to the transfer of any security and bid and purchase at any sale;

                  i. consent to the merger, change or any other restructuring or termination of the existence of any Borrower or any other Person, and correspondingly restructure the Guaranteed Obligations, and any such merger, change, restructuring or termination shall not affect the liability of the other Borrowers or the continuing existence of any Lien securing the Guaranteed Obligations under any Loan Document to which such Borrowers are party or the enforceability hereof or thereof with respect to all or any part of the Guaranteed Obligations; and

                  j. exercise or forbear from exercising any of its rights or privileges under the Loan Documents or any security or guaranties; and

                  k. consent to the transfer of any Project or any portion thereof or any other collateral described in the Loan Documents or otherwise.

         Upon the occurrence of and during the continuance of any Event of Default, the Agent and the Banks may enforce each Loan Document independently as to each Borrower and independently of any other remedy or security the Agent and the Banks at any time may have or hold in connection with the Guaranteed Obligations, and it shall not be necessary for the Agent and the Banks to marshal assets in favor of any of the Borrowers or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce such Loan Document. Each of the Borrowers expressly waives with respect to the Guaranteed Obligations the benefit of all appraisement, valuation, stay, extension, homestead, exemption or redemption laws which such Person may claim or seek to take advantage of in order to prevent or hinder the enforcement of any of the Loan Documents or the exercise by the Banks or the Agent of any of their respective remedies under the Loan Documents, and the Borrowers further expressly waive any right to require the Agent or any Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any collateral provided by any other Person, and agrees that the Agent and the Banks may proceed against any Persons and/or collateral in such order as they shall determine in their sole and absolute discretion. The Agent and the Banks may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each of the Borrowers expressly waives the benefit of any statute(s) of limitations affecting its liability under the Loan Documents or the enforcement of the Guaranteed Obligations or any Liens created or granted by any Loan Document. The rights of the Agent and the Banks hereunder and under the Loan Documents shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Agent or any Bank upon the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of the Loan Documents at all times shall remain effective as to each Borrower as to the Guaranteed Obligations of such Borrower even though such Guaranteed Obligations, INCLUDING any part thereof may be or hereafter may become invalid or otherwise unenforceable as against any other Borrowers or any other Person and whether or not any of the other Borrowers or any other Person shall have any personal liability with respect thereto. Each of the Borrowers expressly waives in respect of the Guaranteed Obligations any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any of the other Borrowers or any other Person with respect to the Guaranteed Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Guaranteed Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower or any other Person (OTHER THAN by reason of the full payment and performance of all Obligations), (d) any failure of the Agent or any Bank to marshal assets in favor of any of the other Borrowers or any other Person, (e) except as otherwise required by law or as provided in any Loan Document, any failure of the Agent or any Bank to give notice of sale or other disposition of collateral to any of the other Borrowers or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) except as otherwise required by law or as provided in any Loan Document, any failure of the Agent or any Bank to comply with applicable laws in connection with the sale or other disposition of any collateral or other security for any Guaranteed Obligation, including without limitation, any failure of Agent or any Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Guaranteed Obligation,
(g) any incapacity, lack of authority, death or disability of the other Borrowers or any other Person, (h) any failure of the Banks or Agent to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation or of any action or nonaction on the part of any other Person in connection with the Loan Documents, including the waiver of any conditions to the making of any advance of proceeds of any Loan, (i) any failure on the part of the Banks or Agent to ascertain the extent or nature of any assets of any Person or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, (j) except as specifically required in the Loan Documents, any notice of intention to accelerate any of the Guaranteed Obligations or any notice of acceleration of the Guaranteed Obligations, (k) any lack of acceptance or notice of acceptance of this Agreement by Banks or Agent, (l) any lack of presentment, demand, protest, or notice of dishonor, demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents, (m) except as specifically required in the Loan Documents, any lack of other notices to which the Borrowers, or any of them, might otherwise be entitled, (n) any invalidity or irregularity, in whole or in part, of any one or more of the Loan Documents,
(o) the inaccuracy of any representation or other provision contained in any Loan Document, (p) any sale or assignment of the Loan Documents, in whole or in part, (q) any sale or assignment by any of the Borrowers of any assets of such Person, or any portion thereof, whether or not consented to by the Banks or Agent, (r) the dissolution or termination of existence of any Borrower or any other Person, (s) the voluntary or involuntary liquidation, sale or other disposition of all or substantially all of the assets of any Borrower, (t) any failure or delay of Agent or the Banks to commence an action against Borrowers, to assert or enforce any remedies against Borrowers under the Notes or the Loan Documents, or to realize upon any security, (u) the compromise, settlement, release or termination of any or all of the obligations of a Borrower under the Notes or the Loan Documents, (v) any act or omission of the Agent or any Bank or others that directly or indirectly results in or aids the discharge or release of any other Borrower or any other Person or any other security or guaranty for the Guaranteed Obligations by operation of law or otherwise, (w) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (x) any failure of the Agent or any Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (y) the election by the Agent or any Bank, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (z) any extension of credit or the grant of any lien under
Section 364 of the United States Bankruptcy Code, (aa) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (bb) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (cc) the avoidance of any Lien in favor of the Agent or the Banks for any reason, (dd) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding, (ee) to the extent permitted, the benefits of any form of one-action rule, (ff) any right to require Agent to proceed against any Borrower or any Guarantor at any time or to proceed against or exhaust any security held by Agent at any time or to pursue any other remedy whatsoever at any time; (gg) any Borrower's application of the proceeds of the Loan for purposes other than the purposes represented by such Borrower to Agent or intended or understood by Agent or Guarantors; (hh) California Civil Code Sections 2787 to 2855, inclusive, 2899 and 3433; (ii) Agent's failure or delay to perfect or continue the perfection of any lien or security interest in any collateral which secures the obligations of the Borrowers or the Guarantors, or to protect the property covered by such lien or security interest; or (jj) to the fullest extent permitted by law, any other legal, equitable or surety defenses whatsoever to which a Borrower might otherwise be entitled solely with respect to the Guaranteed Obligations.

         4. FINANCIAL INFORMATION. Each of the Borrowers represents and warrants to the Agent and the Banks that such Borrower has established adequate means of obtaining from the other Borrowers, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the other Borrowers and their respective assets, and each of the Borrowers now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other Borrowers and their respective assets. Each of the Borrowers hereby expressly waives and relinquishes any duty on the part of the Agent and the Banks to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower or such other Borrower's assets, whether now known or hereafter known by the Agent and the Banks during the life of this Agreement, whether such matter, fact or thing materially increases the risks to such Borrower or not.

         5. WAIVERS CONCERNING LIENS. In the event that all or any part of the Guaranteed Obligations at any time are secured by any one or more deeds of trust, security deeds or mortgages creating or granting Liens on any interests in Real Estate, each of the Borrowers authorizes the Agent and the Banks, upon the occurrence of and during the continuance of any Event of Default, at their sole option, without notice or demand and without affecting any Obligations, the enforceability of the Guaranteed Obligations under this Agreement, or the validity or enforceability of any Liens of the Agent and the Banks on any collateral securing the Guaranteed Obligations, to foreclose any or all of such deeds of trust, security deeds or mortgages by judicial or nonjudicial sale. Insofar as the Liens created by the Loan Documents secure the Guaranteed Obligations of other Persons (a) each of the Borrowers expressly waives any defenses to the enforcement of this Agreement or the other Loan Documents or any Liens created or granted hereby or by the other Loan Documents or to the recovery by the Agent and the Banks against any other Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Borrower and may preclude any of them from obtaining reimbursement or contribution from any other Person; and (b) each of the Borrowers expressly waives any defenses to the enforcement of this Agreement or the other Loan Documents based upon an election of remedies by Agent, including any election to proceed by judicial or nonjudicial foreclosure of any security, whether real or personal property security, or by deed in lieu thereof, and whether or not every aspect of any foreclosure sale is commercially reasonable; and
                  (c) each of the Borrowers expressly waives any defenses or benefits that may be derived from California Code of Civil Procedure Sections 580a, 580b, 580d or 726, or comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it otherwise might or would have under California law or other applicable law.

         6. CONTRIBUTION. Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a party (except the Revolver Contribution Agreement), each of the Borrowers hereby waives with respect to each other Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to indemnity, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each of the Borrowers may have or hereafter acquire against any other Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which any such Borrower is a party. In connection with the foregoing, each of the Borrowers expressly waives any and all rights of subrogation to the Banks or Agent against the other of the Borrowers, and each of the Borrowers hereby waives any rights to enforce any remedy which the Banks or Agent may have against the other of the Borrowers and any rights to participate in any collateral or any other assets of the other Borrowers. Except as expressly provided in the Revolver Contribution Agreement, each of the Borrowers agrees that it shall not have or assert any such rights against any other Borrower or any such Borrower's successors and assigns or any other Person (INCLUDING any surety, Agent or any Bank), either directly or as an attempted setoff to any action commenced against such Borrower by the other such Borrower (as borrower or in any other capacity) or any other Person. Each of the Borrowers hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Banks and shall not limit or otherwise affect any of the Borrowers' liability hereunder, under any other Loan Document to which any Borrower is a party, or the enforceability hereof or thereof. Without limiting the generality of the foregoing and to the extent otherwise applicable, each of the Borrowers hereby waives discharge by waiving all defenses based on suretyship or impairment of collateral securing the Guaranteed Obligations.

         7. RELIANCE BY BANKS AND AGENT. Each of the Borrowers warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each of the Borrowers otherwise may have against the other Borrowers, the Agent, the Banks, or others, or against any collateral securing the Guaranteed Obligations. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

         8. APPLICABILITY. For purposes of this Agreement, the provisions of Paragraphs 5 and 6 above shall apply and be effective only to the extent that any court, tribunal or other governmental agency shall have deemed Borrowers to be sureties of one another rather than co-borrowers.

         9. WAIVER OF AUTOMATIC OR SUPPLEMENTAL STAY. Each of the Borrowers represents, warrants and covenants to the Banks and Agent that in the event of the filing of any voluntary or involuntary petition in bankruptcy by or against any Borrower at any time following the execution and delivery of this Agreement, none of the other Borrowers shall seek a supplemental stay or any other relief, whether injunctive or otherwise, pursuant to Section 105 of the United States Bankruptcy Code or any other provision of the United States Bankruptcy Code, to stay, interdict, condition, reduce or inhibit the ability of the Banks or Agent to enforce any rights it has by virtue of this Agreement, the Loan Documents, or at law or in equity, or any other rights the Banks or Agent has, whether now or hereafter acquired, against any other Borrower or against any property owned by any other Borrower.

         10. SUBORDINATION. In addition to and without in any way limiting the foregoing, each of the Borrowers hereby subordinates any and all indebtedness it may now or hereafter owe to such other Borrower, including, without limitation, any and all indebtedness under the Revolver Contribution Agreement, to all indebtedness of the Borrowers to the Banks and Agent, and agrees with the Banks and Agent that neither of the Borrowers shall claim any offset or other reduction of such Borrower's obligations hereunder because of any such indebtedness and shall not take any action to obtain any collateral or any other assets of the other Borrower. Borrower further agrees not to assign all or any part of such indebtedness unless Lender is give prior notice and such assignment is expressly made subject to the terms of this Agreement.

         11.      LIMITATIONS.

                  a. Notwithstanding anything to the contrary in this Agreement, the Notes, the Security Documents or the other Loan Documents, the maximum liability of any Borrower for the Obligations created, evidenced and secured hereby and thereby shall not exceed the maximum amount, as such maximum amount shall be determined by a court of competent jurisdiction, of any such Borrower's liability therefor which may be incurred without rendering the Obligations, as they relate to such Borrower, voidable as a fraudulent conveyance or fraudulent transfer under the United States Bankruptcy Code or under any other present or future federal or state laws or statutes relating to bankruptcy, insolvency, assignment for the benefit of creditors or other relief for debtors, including, without limitation, the Uniform Fraudulent Transfer Act or the Uniform Fraudulent Conveyance Act, as in effect in any jurisdiction wherein any such Borrower's solvency is subject to determination. For purposes of determining such liability of any Borrower, due consideration shall be given to the benefits received, directly or indirectly, by such Borrower from the Loans made to it.

                  b. For purposes of this Agreement, the provisions of Paragraphs 6 and 10 above shall apply and be effective until three hundred sixty-seven (367) days after such time as the Obligations have been paid in full in cash (subject to any reinstatement thereof), the Banks have no further obligations to fund Advances and the Agent has released any and all Security Documents and Collateral.

         12. SUBROGATION. Each Borrower understands that the exercise by Agent of certain rights and remedies may affect or eliminate such Borrower's right of subrogation against another Borrower or any Guarantor and that each Borrower may therefore incur partially or totally nonreimbursable liability hereunder. Nevertheless, each Borrower hereby authorizes and empowers Agent, its successors, endorsees and assigns, to exercise in its or their sole discretion, any rights and remedies, or any combination thereof, which may then be available, it being the purpose and intent of each Borrower that the obligations hereunder shall be absolute, continuing, independent and unconditional under any and all circumstances. Each Borrower understands that: (i) Section 580d of the California Code of Civil Procedure generally prohibits a deficiency judgment against a borrower after a non-judicial foreclosure; (ii) such Borrower's subrogation rights may be destroyed by a non-judicial foreclosure under a Deed of Trust because such Borrower may not be able to pursue the other Borrowers for a deficiency judgment by reason of the application of Section 580d of the California Code of Civil Procedure); and (iii) under UNION BANK V. GRADSKY, 265 Cal. App. 2nd 40 (1968), a lender may be estopped from pursuing a guarantor for a deficiency judgment after a non-judicial foreclosure (on the theory that a guarantor should be exonerated if a lender elects a remedy that eliminates that guarantor's subrogation rights) absent an explicit waiver. Without limitation on the generality of the other waivers contained in this Agreement, each Borrower hereby waives (1) the defense that might otherwise be available under GRADSKY, SUPRA (or any similar judicial decision or statute) in the event Agent pursues a non-judicial foreclosure, and (2) all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for a Guaranteed Obligation, has destroyed the guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the California Code of Civil Procedure or otherwise. In addition, each Borrower waives all rights and defenses that such Borrower may have because the Guaranteed Obligations are secured by real property.

         13. INDEPENDENT OBLIGATIONS. The obligation of each Borrower hereunder is independent of the obligation of each other Borrower and, in the event of any event of default under the Loan Documents, a separate action or actions may be brought and prosecuted against any Borrower whether or not said Borrower is the alter ego of another Borrower or Guarantor and whether or not the other Borrowers or Guarantors are joined therein or a separate action or actions are brought against the other Borrowers or Guarantors. Agent's rights hereunder shall not be exhausted until all of the Guaranteed Obligations have been fully paid and performed.

                                    EXHIBIT I

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT J

                           FORM OF INDEMNITY AGREEMENT

                                    EXHIBIT K

                              FORM OF SECURITY DEED

                                  SCHEDULE 1.0

                EXISTING INDEMNITY AGREEMENTS, JOINDER AGREEMENTS

                               AND SECURITY DEEDS

1.       Western Pacific Housing - Del Sol, L.P.
         Western Pacific Housing - San Simeon, L.P.
         Western Pacific Housing - Mountaingate, L.P.
         Western Pacific Housing - Woods, L.P.
         Western Pacific Housing - Carlsberg Ranch, LLC
         Western Pacific Housing - Penasquitos, LLC
         Western Pacific Housing - Stanton I, LLC
         Western Pacific Housing - Bella Nevona, LLC
         Western Pacific Housing - Scripps II, LLC
         Western Pacific Housing - Arbor Hills, LLC
         Western Pacific Housing - Glen View, LLC
         Western Pacific Housing - Lost Hills Park, LLC
         Western Pacific Housing - Cameron Meadows, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 11, 1998.

2.       Western Pacific Housing - Carmel, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated January 14, 1999.

3.       Western Pacific Housing - Bay Vista, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 11, 1998.

         b. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated September 11, 1998, recorded as Document No. 98-146948, San Mateo County, California records.

         c. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-111713, San Mateo County, California records.

         d. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-092334, San Mateo County, California records.

4.       Western Pacific Housing - Winterhaven, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 28, 1998.

         b.       Joinder Agreement, dated September 28, 1998.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated September 28, 1998, recorded as Document No. 1998-0619960, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-0455404, San Diego County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399190, San Diego County, California records.

5.       Western Pacific Housing - Escondido, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 28, 1998.

         b.       Joinder Agreement, dated September 25, 1998.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated September 25, 1998, recorded as Document No. 1998-0619961, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-0455405, San Diego County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399187, San Diego County, California records.

6.       Western Pacific Housing - Murrieta, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated November 24, 1998.

         b.       Joinder Agreement, dated November 24, 1998.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated November 24, 1998, recorded as Document No. 512187, Riverside County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-295750, Riverside County, California records.

         e. Indemnity Agreement Regarding Hazardous Materials, dated January 14, 2000.

         f. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated January 14, 2000, recorded as Document No., 2000-032856, Riverside County, California records.

         g. Third Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-292578, Riverside County, California records.

7.       Western Pacific Housing - Norco Estates, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated December 29, 1998.

         b.       Joinder Agreement, dated December 29, 1998.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated December 23, 1998, recorded as Document No. 566021, Riverside County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-295749, Riverside County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-292579, Riverside County, California records.

8.       Western Pacific Housing - Riverside I, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated December 22, 1998.

9.       Western Pacific Housing - Canyon Park, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated January 25, 1999.

         b.       Joinder Agreement, dated January 25, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated January 25, 1999, recorded as Document No. 99-0115513, Los Angeles County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 99-1206187, Los Angeles County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 00-1178319, Los Angeles County, California records.

10       Western Pacific Housing - Carter Station, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated March 31, 1999.

11.      Western Pacific Housing - Torrey Glenn, LLC

         a.       Indemnity Agreement Regarding Hazardous Materials, dated June
                  2, 1999.

         b.       Joinder Agreement, dated June 2, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated June 2, 1999, recorded as Document No. 1999-0389231, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-0455401, San Diego County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399191, San Diego County, California records.

12.      Western Pacific Housing - Sonoma, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated June 15, 1999.

         b.       Joinder Agreement, dated June 15, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated June 15, 1999, recorded as Document No. 1999-0419434, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 1999-0455400, San Diego County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399192, San Diego County, California records.

         f. Third Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 1, 2000, recorded as Document No. 2000-0425216, San Diego County, California records.

         g. Indemnity Agreement Regarding Hazardous Materials, dated August 1, 2000.

13.      Western Pacific Housing - Sante Fe, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated June 16, 1999.

         b.       Joinder Agreement, dated June 16, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated June 16, 1999, recorded as Document No. 14859882, Santa Clara County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 30, 1999, recorded as Document No. 14941143, Santa Clara County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 15334909, Santa Clara County, California records.

14.      Western Pacific Housing - Land Park North, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated July 13, 1999.

         b.       Joinder Agreement, dated July 13, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated July 6, 1999, recorded as Document No. 199907130224, re-recorded as Document No. 199910251552, Sacramento County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded at Book 20000728, page 205, Sacramento County, California records.

15.      Western Pacific Housing - Laurel Woods II, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated August 24, 1999.

         b.       Joinder Agreement, dated August 24, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated August 24, 1999, recorded as Document No. 1999-0229025-00, Contra Costa County, California records.

         d. Indemnity Agreement Regarding Hazardous Materials, dated March 24, 2000.

         e. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated March 24, 2000, recorded as Document No. 2000-0068801-00, Contra Costa County, California records.

         f. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0160136-00,
                  Contra Costa County, California records.

16.      Western Pacific Housing - Curran Grove, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated August 30, 1999.

         b.       Joinder Agreement, dated August 30, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated August 30, 1999, recorded as Document No. 99111269, San Joaquin County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 00085015, San Joaquin County, California records.

17.      Western Pacific Housing - Cordelia Commons I, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 14, 1999.

         b.       Joinder Agreement, dated September 14, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated September 13, 1999, recorded as Document No. 1999-00078907, Solano County, California records.

         d.       Indemnity Agreement Regarding Hazardous Materials, dated June
                  9, 2000.

         e. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, recorded June 16, 2000 as Document No. 48586, Solano County, California records.

         f. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-00060286, Solano County, California records.

18.      Western Pacific Housing - Martinez, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 30, 1999.

         b.       Joinder Agreement, dated September 30, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated September 30, 1999, recorded as Document No. 1999-0261841-00, Contra Costa, County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0160135-00,
                  Contra Costa County, Georgia records.

19.      Western Pacific Housing - East Park, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated October 22, 1999.

         b.       Joinder Agreement, dated October 22, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated October 22, 1999, recorded as Document No. 199911020119, Sacramento County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded at Book 20000728, page 0202, Sacramento County, California records.

20.      Western Pacific Housing - Natomas Village 13, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated October 21, 1999.

         b.       Joinder Agreement, dated October 13, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated October 21, 1999, recorded as Document No. 199910261330, Sacramento County, California records.

         d. Indemnity Agreement Regarding Hazardous Materials, dated March 30, 2000.

         e. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated March 30, 2000, recorded as Document No. 200004140119, re-recorded as Document No. 200006120100 Sacramento County, California records.

         f. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded at Book 20000728, page 0204, Sacramento County, California records.

21.      Western Pacific Housing - Edgewood 45, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated November 29, 1999.

         b.       Joinder Agreement, dated November 29, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated November 29, 1999, recorded as Document No. 99148877, San Joaquin County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 00085014, San Joaquin County, California records.

22.      Tracy, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated November 29, 1999.

         b.       Joinder Agreement, dated November 29, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated November 29, 1999, recorded as Document No. 99148876, San Joaquin County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 00085013, San Joaquin County, California records.

23.      Western Pacific Housing - Creekside, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated January 4, 2000.

         b.       Joinder Agreement, dated January 4, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated January 4, 2000, recorded as Document No. 2000-004447, Alameda County, California records.

         d. Indemnity Agreement Regarding Hazardous Materials, dated February 9, 2000.

         e. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated February 9, 2000, recorded as Document No. 2000-052310, Alameda County, California records.

         f. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated March 24, 2000, recorded as Document No. 2000-092424, Alameda County, California records.

         g. Third Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-224319, Alameda County, California records.

24.      Western Pacific Housing - Spanish Hills, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated December 3, 1999.

         b.       Joinder Agreement, dated December 3, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated December 3, 1999, recorded as Document No. 1999-0218927-00, Ventura County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0118621-00,
                  Ventura County, California records.

25.      Western Pacific Housing - Torrey Hills, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated December 3, 1999.

         b.       Joinder Agreement, dated December 3, 1999.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated December 3, 1999, recorded as Document No. 1999-0837428, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399188, San Diego County, California records.

26.      Western Pacific Housing - San Elijo, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated January 4, 2000.

         b.       Joinder Agreement, dated January 4, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated January 4, 2000, recorded as Document No. 2000-0022816, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399189, San Diego County, California records.

27.      Western Pacific Housing - Stone Lake, LLC

         a. Indemnity Agreement Regarding Hazardous Materials dated March 16, 2000.

         b.       Joinder Agreement, dated March 16, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated March 16, 2000, recorded as Document No. 200003220069, Sacramento County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded at Book 20000728, page 0203, Sacramento County, California records.

28.      Western Pacific Housing - Lomas Verdes, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated March 24, 2000.

         b.       Joinder Agreement, dated March 24, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated March 24, 2000, recorded as Document No. 2000-0165080, San Diego County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0399193, San Diego County, California records.

29.      Western Pacific Housing - Paradise Creek, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated April 14, 2000.

         b.       Joinder Agreement, dated April 14, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated April 14, 2000, recorded as Document No. 2000-00030528, Solano County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-00060287, Solano County, California records.

30.      Western Pacific Housing - Providence I, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated June 14, 2000.

         b.       Joinder Agreement, dated June 14, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated June 14, 2000, recorded as Document No. 240291, Riverside County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-292581, Riverside County, California records.

31.      Western Pacific Housing - Windsor Pointe, LLC (formerly Modesto 54,
         LLC)

         a.       Indemnity Agreement Regarding Hazardous Materials, dated June
                  9, 2000.

         b.       Joinder Agreement, dated June 9, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated June 9, 2000, recorded as Document No. 2000-0048383-00, Stanislaus County, California records.

         d. First Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of July 28, 2000, recorded as Document No. 2000-0061470-00,
                  Stanislaus County, California records.

         e. Second Amendment to Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 4, 2000, recorded as Document No. 2000-0067031-00, Stanislaus County, California records.

         e. Indemnity Agreement Regarding Hazardous Materials, dated August 4, 2000.

32.      Western Pacific Housing - Sun Valley, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated August 4, 2000.

         b.       Joinder Agreement, dated August 4, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 4, 2000, recorded as Document No. 00-1266692, Los Angeles County, California records.

33.      Western Pacific Housing - Menifee, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated August 4, 2000.

         b.       Joinder Agreement, dated August 4, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of August 4, 2000, recorded as Document No. 2000-338263, Riverside County, California records.

34.      Western Pacific Housing - Cloverdale I, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 15, 2000.

         b.       Joinder Agreement, dated September 15, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of September 15, 2000, recorded as Document No. 2000-371334, Riverside County, California records.

35.      Western Pacific Housing - Fieldstone, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated September 28, 2000.

         b.       Joinder Agreement, dated September 28, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of September 28, 2000, recorded in Book 20001003, page 1189, Sacramento County, California records.

36.      Western Pacific Housing - Antigua, LLC

         a. Indemnity Agreement Regarding Hazardous Materials, dated October 5, 2000.

         b.       Joinder Agreement, dated October 5, 2000.

         c. Construction Deed of Trust with Assignment of Rents, Security Agreement and Fixture Filing, dated as of October 5, 2000, recorded as Document No. 2000-0563835, San Diego County, California records.

                                  SCHEDULE 1.1

              ALLOWED VENTURE FINANCING, PARTICIPATING EQUITY LOANS

                            AND CAPITALIZATION LOANS

                                  SCHEDULE 1.3

                              BANKS AND COMMITMENTS

                Name and Address                            Commitment                 Commitment Percentage
                ----------------                            ----------                 ---------------------
Fleet National Bank
100 Federal Street                                        $66,750,000.00                   30.340909091%
Boston, Massachusetts 02110
Attn:  Real Estate Division

Eurodollar Lending Office
   same as above

Bank United                                               $35,000,000.00                   15.909090909%
5950 La Place Court
Suite 205
Carlsbad, California  92008
Attn: Elise Forest

Eurodollar Lending Office
   same as above

Bank One Arizona, National Association                    $30,000,000.00                   13.636363636%
Northern California Division
2260 Douglas Boulevard, Suite 290
Roseville, California  95661
Attn: Mark Aitken

Eurodollar Lending Office
   same as above

KeyBank National Association                              $26,400,000.00                   12.000000000%
2029 Century Park East
Suite 95
Los Angeles, California 90067
Attn: Aram Poladian

Eurodollar Lending Office
   Same as above


Heller Financial, Inc.                                    $18,850,000.00                   8.568181818%
500 West Monroe Street
Chicago, IL 60661
Attn:  Mr. Darren Margulis

Eurodollar Lending Office
   same as above

California Bank & Trust                                   $18,000,000.00                   8.181818182%
1900 Main Street
Suite 200
Irvine, California  92614
Attn:  Frank Henry

Eurodollar Lending Office
   Same as above

U.S. Bank                                                 $15,000,000.00                   6.818181818%
2450 Colorado Street
Suite 4000 West
Santa Monica, California 90404-3515
Attn: Max Bruno

Eurodollar Lending Office
   Same as above

Central Pacific Bank                                      $10,000,000.00                   4.545454545%
Corporate Banking Division
220 South King Street
Honolulu, Hawaii 96813
Attn:  Mr. Al Takahashi

Eurodollar Lending Office
   same as above

         Total:                                          $220,000,000.00                      100.0%

                                  SCHEDULE 1.5

                         PROJECT QUALIFICATION DOCUMENTS

         With respect to each Project, each of the following:

         (a) SECURITY DOCUMENTS. Such Security Documents relating to the Project as the Agent shall require in accordance with the terms of this Agreement, in form and substance satisfactory to the Agent and duly executed and delivered by the respective parties thereto.

         (b) PROJECT BUDGET/PROJECT SCHEDULE. The Project Budget for the Project and the schedule for development and sale of all of the units within such Project.

         (c) ENFORCEABILITY OPINION. The favorable legal opinion of counsel to the Borrowers, the Guarantors and the Unrestricted Subsidiaries reasonably acceptable to the Agent addressed to the Banks and Agent and in form and substance satisfactory to the Agent as to the enforceability of the Security Documents and such other matters as the Agent shall reasonably request.

         (d) PERFECTION OF LIENS. Evidence reasonably satisfactory to the Agent that the Security Documents are effective to create in favor of the Agent a legal, valid and enforceable first lien and security interest in the Project and that all filings, recordings, deliveries of instruments and other actions necessary or desirable to protect and preserve such liens or security interests have been duly effected.

         (e) SURVEY AND TAXES. The Survey of the Project, together with the Surveyor Certification and evidence of payment of all real estate taxes, assessments and municipal charges on the Project which on the date of determination are required to have been paid under Section 7.8.

         (f) TITLE INSURANCE; TITLE EXCEPTION DOCUMENTS. The Title Policy covering the Project, including all endorsements thereto, together with an endorsement to such Title Policy in favor of Agent as the mortgagee thereunder, and together with proof of payment of all fees and premiums for such policy, and true and accurate copies of all documents listed as exceptions under such policy.

         (g) UCC CERTIFICATION. A certification from the Title Insurance Company or other person to the Agent that a search of the public records designated by the Agent disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect any property, rights or interests of the Borrowers or any other Persons that are or are intended to be subject to the security interest, assignments, and mortgage liens created by the Security Documents relating to the Project except to the extent that the same are discharged as of the Closing Date.

         (h) CERTIFICATES OF INSURANCE. Each of (i) a current certificate of insurance as to the insurance maintained by the applicable Borrower on the Project (including flood insurance if necessary) from the insurer or an independent insurance broker, identifying insurers, types of insurance, insurance limits, and policy terms; (ii) certified copies of all policies evidencing such insurance (or certificates therefor signed by the insurer or an agent authorized to bind the insurer); and (iii) such further information and certificates from the applicable Borrower, its insurers and insurance brokers as the Agent may reasonably request, all of which shall be in compliance with the requirements of this Agreement.

         (i) HAZARDOUS SUBSTANCE ASSESSMENTS. A hazardous waste site assessment report concerning Hazardous Substances and asbestos on the Project dated or updated not more than three months prior to the inclusion of the Project in the Collateral, from an Environmental Engineer, such report to contain no qualification except those that are acceptable to the Agent in its sole discretion and to otherwise be in form and substance satisfactory to the Agent.

         (j) APPRAISAL. An Appraisal of such Project commissioned by Agent in accordance with Section 5.2, in form and substance satisfactory to the Agent and dated not more than three months prior to the inclusion of the Project in the Collateral.

         (k) PERMIT AND LEGAL COMPLIANCE ASSURANCES. Evidence satisfactory to the Agent that all activities being conducted on the Project which require federal, state or local licenses or permits have been duly licensed and that such licenses or permits are in full force and effect, and that the Project and the development thereof are in compliance with all applicable federal, state or local laws, ordinances or regulations.

         (l) ADDITIONAL DOCUMENTS. Such other documents, certificates, reports or assurances as the Agent may reasonably require in its discretion, including Master Plans and evidence regarding zoning and land use compliance and entitlement.

                                  SCHEDULE 1.7

                               BONDING OBLIGATIONS

                                  SCHEDULE 6.3

                           TITLE TO PROPERTIES; LEASES

                                  SCHEDULE 6.7

                                   LITIGATION

                                  SCHEDULE 6.13

                              FINANCING STATEMENTS

None.

                                  SCHEDULE 6.15

                           TRANSACTIONS OF AFFILIATES

None.

                                  SCHEDULE 6.17

                                  ERISA MATTERS

None.

                                  SCHEDULE 6.21

                                WPH SUBSIDIARIES

                                  SCHEDULE 6.26

         RIGHT OF FIRST REFUSALS, PURCHASE OPTIONS, ETC.

         1. Right of First Refusal Agreement as evidenced by that certain Memorandum of Right of First Refusal Agreement, recorded July 13, 1999 in Book 9907-13, page 228, rerecorded October 25, 1999 in Book 9910-25, page 1556, Sacramento County, California records, between Lennar Winncrest, LLC and Western Pacific Housing-Land Park North, LLC.

         2. Agreement for Right of First Refusal dated as of January 14, 2000, recorded as File No. 2000-0022820, San Diego County, California records, between San Elijo Hills Development Company, LLC and Western Pacific Housing-San Elijo, LLC.

         3. Repurchase Option Agreement as evidenced by that certain Memorandum of Repurchase Option Agreement, dated January 14, 2000, recorded as File No. 2000-0022821, San Diego County, California records, between Western Pacific Housing-San Elijo, LLC in favor of San Elijo Development Company, LLC.

         4. Right of First Refusal Agreement as evidenced by that certain Memorandum of Right of First Refusal Agreement dated March 17, 2000, recorded in Book 200003-22, page 67, Sacramento County, California records, between Laguna Stonelake, LLC and Western Pacific Housing-Stone Lake, LLC.

         5. Section 19.5 of Purchase Agreement and Escrow Instructions, dated as of November 2, 1999, between McMillin Otay Ranch, LLC and Western Pacific Housing, Inc., as amended by an Amendment of Purchase Agreement and Escrow Instructions, dated as of December 17, 1999, a Second Amendment to Purchase Agreement and Escrow Instructions, dated as of January 6, 2000, a Third Amendment to Purchase Agreement and Escrow Instructions, dated as of February 3, 2000 and a Fourth Amendment of Purchase Agreement and Escrow Instructions, dated on or about March 31, 2000, as Assigned by Western Pacific Housing, Inc. to Western Pacific Housing-Lomas Verdes, LLC.

         6. Right of First Refusal Agreement as evidenced by that certain Memorandum of Right of First Refusal Agreement, recorded April 4, 2000 in Book 200004-04, page 1079, Sacramento County, California records, between Lennar Winncrest, LLC and Western Pacific Housing-Natomas Village 13, LLC.

         7. Right of First Refusal Agreement dated December 28, 1999, between Westbrook Torrey Hills, L.P., a Delaware limited partnership, and Western Pacific Housing-Torrey Hills, LLC, a Delaware limited liability company, recorded December 28, 1999 as File No. 1999-0837431, San Diego County, California records.

         8. Repurchase Option in favor of Schakel Family Partnership, L.P. as contained in Agreement of Purchase and Sale and Joint Escrow Instruction dated as of August 4, 2000, between Schakel Family Partnership, L.P. and Western Pacific Housing, Inc. (Cloverdale).

         9. Repurchase Option Agreement dated as of July 21, 2000, as evidenced by that certain Memorandum of Repurchase Option Agreement dated as of July 21, 2000, recorded as File No. 2000-0385555,. San Diego County, California records, between The Eastlake Company, LLC and Western Pacific Housing - Antigua, LLC.

                                  SCHEDULE 8.2

                                 EXISTING LIENS